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                                                                    EXHIBIT 10.B

                                                                  Execution Copy


                           SIXTH AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                      AMONG

                         EL PASO ENERGY PARTNERS, L.P.,

                  EL PASO ENERGY PARTNERS FINANCE CORPORATION,



                               THE SEVERAL LENDERS

                        FROM TIME TO TIME PARTIES HERETO,

                         CREDIT LYONNAIS NEW YORK BRANCH

                     AND WACHOVIA BANK, NATIONAL ASSOCATION,

                            AS CO-SYNDICATION AGENTS

                  FLEET NATIONAL BANK AND FORTIS CAPITAL CORP.,

                           AS CO-DOCUMENTATION AGENTS

                                       AND

                              JPMORGAN CHASE BANK,

                             AS ADMINISTRATIVE AGENT

                           DATED AS OF MARCH 23, 1995,

                             AS AMENDED AND RESTATED

                            THROUGH OCTOBER 10, 2002

                    ----------------------------------------

                          J.P. MORGAN SECURITIES INC.,

                        AS LEAD ARRANGER AND BOOK RUNNER
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                                TABLE OF CONTENTS

                                                                            Page
                                    ARTICLE I
                                   DEFINITIONS

Section 1.1   Defined Terms....................................................2
Section 1.2   Other Definitional Provisions...................................25

                                   ARTICLE II
                            AMOUNT AND TERMS OF LOANS

Section 2.1   Loans and Commitments...........................................26
Section 2.2   Repayment of Loans; Evidence of Debt............................28
Section 2.3   Procedure for Borrowing.........................................28
Section 2.4   Limitations on Loans............................................30
Section 2.5   Commitment Fee..................................................30
Section 2.6   Termination or Reduction of Commitments.........................30
Section 2.7   Extensions of Revolving Credit Termination Date.................31

                                   ARTICLE III
                                LETTERS OF CREDIT

Section 3.1   Issuance of Letters of Credit...................................31
Section 3.2   Procedure for Issuance of Letters of Credit.....................32
Section 3.3   Participations and Payments in Respect of the Letters of
              Credit..........................................................32
Section 3.4   Fees, Commissions and Other Charges.............................33
Section 3.5   Reimbursement Obligation of the Borrower........................34
Section 3.6   Obligations Absolute............................................35
Section 3.7   Letter of Credit Payments.......................................35
Section 3.8   Applications....................................................35

                                   ARTICLE IV
                          GENERAL PROVISIONS FOR LOANS

Section 4.1   Optional and Mandatory Prepayments..............................36
Section 4.2   Conversion and Continuation Options.............................37
Section 4.3   Minimum Amounts of Tranches.....................................37
Section 4.4   Interest Rates and Payment Dates................................38
Section 4.5   Computation of Interest and Fees................................38
Section 4.6   Inability to Determine Interest Rate............................39
Section 4.7   Pro Rata Treatment and Payments.................................39
Section 4.8   Illegality......................................................40
Section 4.9   Requirements of Law.............................................41
Section 4.10  Taxes...........................................................42
Section 4.11  Indemnity.......................................................43

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Section 4.12  Lenders Obligation to Mitigate..................................43
Section 4.13  Acquisition; Disposition; Redesignation.........................43
Section 4.14  Redesignated Senior Indebtedness................................44

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

Section 5.1   Financial Condition.............................................44
Section 5.2   No Change.......................................................45
Section 5.3   Existence; Compliance with Law..................................45
Section 5.4   Power; Authorization; Enforceable Obligations...................45
Section 5.5   No Legal Bar....................................................46
Section 5.6   No Material Litigation..........................................46
Section 5.7   No Default......................................................46
Section 5.8   Ownership of Property; Liens....................................46
Section 5.9   Intellectual Property...........................................46
Section 5.10  No Burdensome Restrictions......................................47
Section 5.11  Taxes...........................................................47
Section 5.12  Federal Regulations.............................................47
Section 5.13  ERISA...........................................................47
Section 5.14  Investment Company Act; Other Regulations.......................47
Section 5.15  Subsidiaries....................................................47
Section 5.16  Purpose of Loans, Letters of Credit.............................48
Section 5.17  Environmental Matters...........................................48
Section 5.18  Accuracy and Completeness of Information........................49
Section 5.19  Security Documents..............................................50
Section 5.20  Joint Venture Charters, G&A Agreement, etc. ....................50
Section 5.21  Senior Debt.....................................................50

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

Section 6.1   Conditions to Initial Extensions of Revolving Credit............51
Section 6.2   Conditions to Each Extension of Revolving Credit................55
Section 6.3   Conditions Precedent to Making the Initial Term Loans...........56
Section 6.4   Conditions Precedent to Making the Additional Term Loans........60

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

Section 7.1   Financial Statements............................................62
Section 7.2   Certificates; Other Information.................................63
Section 7.3   Payment of Obligations..........................................65
Section 7.4   Conduct of Business and Maintenance of Existence................65
Section 7.5   Maintenance of Property; Insurance..............................66
Section 7.6   Inspection of Property; Books and Records; Discussions..........66
Section 7.7   Notices.........................................................66

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Section 7.8   Environmental Laws..............................................67
Section 7.9   Maintenance of Liens of the Security Documents..................67
Section 7.10  Pledge of After-Acquired Property...............................68
Section 7.11  Agreements Respecting Unrestricted Subsidiaries.................69
Section 7.12  Joint Venture Charters, G&A Agreement, etc......................69

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

Section 8.1   Financial Condition Covenants...................................70
Section 8.2   Limitation on Indebtedness......................................70
Section 8.3   Limitation on Liens.............................................71
Section 8.4   Limitation on Guarantee Obligations.............................72
Section 8.5   Limitations on Fundamental Changes..............................73
Section 8.6   Limitation on Sale of Assets....................................74
Section 8.7   Limitation on Dividends.........................................74
Section 8.8   Limitation on Investments, Loans and Advances...................75
Section 8.9   Limitation on Optional Payments and Modifications of Debt
              Instruments and Other Agreements................................76
Section 8.10  Limitation on Transactions with Affiliates......................77
Section 8.11  Limitation on Sales and Leasebacks..............................77
Section 8.12  Limitation on Changes in Fiscal Year............................77
Section 8.13  Limitation on Lines of Business.................................77
Section 8.14  Corporate Documents.............................................77
Section 8.15  Compliance with ERISA...........................................78
Section 8.16  Limitation on Restrictions Affecting Subsidiaries...............78
Section 8.17  Creation of Restricted Subsidiaries.............................78
Section 8.18  Hazardous Materials.............................................78
Section 8.19  Holding Companies...............................................79
Section 8.20  No Voluntary Termination of Joint Venture Charters..............79
Section 8.21  Actions by Joint Ventures.......................................79
Section 8.22  Hedging Transactions............................................79

                                   ARTICLE IX
                                EVENTS OF DEFAULT

                                    ARTICLE X
                            THE ADMINISTRATIVE AGENT

Section 10.1  Appointment.....................................................83
Section 10.2  Delegation of Duties............................................84
Section 10.3  Exculpatory Provisions..........................................84
Section 10.4  Reliance by Administrative Agent................................84
Section 10.5  Notice of Default...............................................85
Section 10.6  Non-Reliance on Administrative Agent and Other Lenders..........85
Section 10.7  Indemnification.................................................85
Section 10.8  Administrative Agent in Its Individual Capacity.................86

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Section 10.9   Successor Administrative Agent.................................86
Section 10.10  Other Agents...................................................86

                                   ARTICLE XI
                                 MISCELLANEOUS

Section 11.1   Amendments and Waivers.........................................86
Section 11.2   Notices........................................................87
Section 11.3   No Waiver; Cumulative Remedies.................................88
Section 11.4   Survival of Representations and Warranties.....................88
Section 11.5   Payment of Expenses and Taxes..................................88
Section 11.6   Successors and Assigns; Participations; Purchasing Lenders.....89
Section 11.7   Adjustments; Set-off...........................................92
Section 11.8   Counterparts...................................................92
Section 11.9   Severability...................................................93
Section 11.10  Integration....................................................93
Section 11.11  Usury Savings Clause...........................................93
Section 11.12  GOVERNING LAW..................................................94
Section 11.13  Submission To Jurisdiction; Waivers............................94
Section 11.14  Acknowledgements...............................................94
Section 11.15  Confidentiality................................................95
Section 11.16  WAIVERS OF JURY TRIAL..........................................95
Section 11.17  ACKNOWLEDGEMENT OF NO CLAIMS, OFFSETS OR DEFENSES;
               RELEASE BY THE LOAN PARTIES....................................95
Section 11.18  Releases.......................................................96
Section 11.19  Co-Borrower's Obligations......................................96
Section 11.20  Intercreditor Agreement........................................97
Section 11.21  Term Loan Addendums............................................97
Section 11.22  Term Loan Amendments...........................................97
Section 11.23  Certain Permitted Transactions.................................97

                                   ARTICLE XII
                              THE COLLATERAL AGENT

Section 12.1   Appointment....................................................98
Section 12.2   Delegation of Duties...........................................98
Section 12.3   Exculpatory Provisions.........................................98
Section 12.4   Reliance by Collateral Agent...................................98
Section 12.5   Notice of Default..............................................99
Section 12.6   Indemnification................................................99
Section 12.7   Successor Collateral Agent.....................................99
Section 12.8   Amendment.....................................................100

                   1. Guarantee Obligations and Contingent Liabilities:

1.1  Clawbacks.................................................................2

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     2. Dispositions or Acquisitions of Business Properties since June 30, 2002:


SCHEDULES

Schedule I Lenders, Commitments, Revolving Credit Commitment Percentages and Term Loan Percentages

Annex I       Schedule of Applicable Margins

Schedule 5.1  Guarantee Obligations, Contingent Liabilities and Dispositions

Schedule 5.6  Litigation

Schedule 5.15 Subsidiaries and Joint Ventures

Schedule 5.17 Environmental Matters


EXHIBITS

Exhibit A-1 Form of Revolving Credit Note

Exhibit A-2 Form of Initial Term Loan Note

Exhibit A-3 Form of Additional Term Loan Note

Exhibit B   Form of Term Loan Addendum

Exhibit C   Form of Guarantee and Security Documents Confirmation

Exhibit D   Form of Borrower Pledge Agreement

Exhibit E   Form of Borrower Security Agreement

Exhibit F   Form of EPEPC Guarantee

Exhibit G   Form of EPEPC Security Agreement (G&A Agreement)

Exhibit H   [Reserved]

Exhibit I   Form of Subsidiaries Guarantee

Exhibit J   Form of Subsidiary Pledge Agreement

Exhibit K   Form of Subsidiary Security Agreement

Exhibit L   Form of Borrowing Certificate

Exhibit M   Form of Assignment and Acceptance

Exhibit N   Form of Environmental Compliance Certificate

Exhibit O   Description of Chaco Transactions

      SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 23, 1995, as amended and restated through October 10, 2002 (this "Agreement"), among EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), CREDIT LYONNAIS NEW YORK BRANCH and WACHOVIA BANK, NATIONAL ASSOCIATION (as successor in interest to First Union National Bank), as co-syndication agents for the Lenders hereunder (in such capacity, the "Co-Syndication Agents"), FLEET NATIONAL BANK and FORTIS CAPITAL CORP., as co-documentation agents for the Lenders hereunder (in such capacity, the "Co-Documentation Agents"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

      WHEREAS, the Borrower, the Co-Borrower, certain of the Lenders and the Administrative Agent are parties to the Fifth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through May 16, 2001, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of October 10, 2001, and as further amended by that certain Second Amendment to Fifth Amended and Restated Credit Agreement dated as of March 28, 2002 (and as further amended prior to the date hereof, the "Existing Credit Agreement");

      WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated (a) to provide for initial term loans in an amount up to $160,000,000 to be available to the Borrower and its Restricted Subsidiaries,
(b) to provide for additional term loans in an amount equal to $500,000,000 less the aggregate principal amount of any outstanding initial term loans referenced in (a) above and any outstanding term loans made pursuant to the existing Credit Agreement dated as of April 8, 2002, by and among EPN Holding Company, L.P., a wholly owned indirect subsidiary of the Borrower, the lenders party thereto, Banc One Capital Markets, Inc. and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan Chase Bank, as administrative agent, to be available to the Borrower and its Restricted Subsidiaries, (c) to provide for additional financial institutions to become parties thereto as Term Loan Lenders (as hereinafter defined), (d) to amend certain covenants, (e) to consent to the Redesignation of certain Unrestricted Subsidiaries as Restricted Subsidiaries, including, without limitation, EPN Holding Company, L.P., and (e) otherwise to amend the Existing Credit Agreement and restate it in its entirety as more fully set forth herein;

      WHEREAS, the Lenders, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents are willing so to amend and restate the Existing Credit Agreement, and the Term Loan Lenders are willing to become parties hereto, but only on the terms and subject to the conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree that on the Restatement Closing Date (as

                                       1
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hereinafter defined) the Existing Credit Agreement shall be amended and restated
in its entirety as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

      "Acquired Business": as defined in subsection 8.8(e).

      "Additional Term Loans": as defined in Section 2.1(c).

      "Additional Term Loan Commitment": as to any Additional Term Loan Lender, the obligation of such Term Loan Lender to make an Additional Term Loan of any series hereunder in an aggregate principal amount not to exceed the amount set forth in any Term Loan Addendum pursuant to which such Additional Term Loan Lender agrees to make an Additional Term Loan of such series as a party hereto or in any assignment and acceptance, as such amount shall be reduced in accordance with the provisions of this Agreement.

      "Additional Term Loan Lenders": any Lender having an Additional Term Loan or, on or prior to the Additional Term Loan Closing Date, an Additional Term Loan Commitment outstanding hereunder.

      "Additional Term Loan Closing Date": as to each series of Additional Term Loans created hereunder, the closing date set forth in the Term Loan Addendum creating such Additional Term Loans.

      "Additional Term Loan Maturity Date": as to each series of Additional Term Loans created hereunder, the maturity date set forth in the Term Loan Addendum creating such Additional Term Loans.

      "Additional Term Loan Note": as defined in Section 2.2(e).

      "Administrative Agent": as defined in the introductory paragraph of this Agreement.

      "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or similar authority) of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise; provided, that any third Person which also beneficially owns 10% or more of the securities having ordinary voting power for the election of directors (or similar authority) of a Joint Venture or Subsidiary shall not be deemed to be an Affiliate of the Borrower and its Subsidiaries or Joint Ventures merely because of such common ownership.

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      "Aggregate Outstanding Revolving Credit Extensions of Credit": as to any
Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding and (b) such Lender's Commitment Percentage of the L/C Obligations then outstanding.

      "Agreement": the Existing Credit Agreement, as amended and restated by this Agreement, as further amended, supplemented or otherwise modified from time to time.

      "Alternate Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced); and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

      "Alternate Base Rate Loans": Loans the rate of interest applicable to which is based upon the Alternate Base Rate.

      "Applicable Lender": with respect to any borrowing of Revolving Credit Loans, each Revolving Credit Lender; with respect to any borrowing of Initial Term Loans, each Initial Term Loan Lender and with respect to any borrowing of Additional Term Loans of any series, each Additional Term Loan Lender with respect to such series.

      "Applicable Margin": on any day and with respect to any (a) Initial Term Loans that are Alternate Base Rate Loans, 2.25% per annum and for any Initial Term Loans that are Eurodollar Loans, 3.50% per annum, subject in each case to adjustment pursuant to the terms of Section 4.4(e), (b) series of Additional Term Loans, the "Applicable Margin" set forth in the Term Loan Addendum establishing such series of Additional Term Loans and (c) Type of Revolving Credit Loan and the Commitment Fee payable pursuant to Section 2.5, the rate per annum specified in Annex I attached hereto, which rate is based on the ratio of Consolidated Total Indebtedness of the Borrower at such time to Consolidated EBITDA for the most recently ended Calculation Period (the "Leverage Ratio") and the ratings by Standard & Poor's Ratings Services (or any successor statistical rating organization) ("S&P"), or Moody's Investors

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Service, Inc. (or any successor statistical rating organization) ("Moody's") of the senior, long-term unsecured debt of the Borrower in effect at the time of such determination. The Applicable Margin for any Revolving Credit Loan and the Commitment Fee for any date shall be determined by reference to the Leverage Ratio as of the last day of the fiscal quarter most recently ended as of such date and for the Calculation Period ended on such last day, and any change (i) shall become effective upon the delivery to the Administrative Agent of a certificate of a Responsible Officer of the Borrower (which certificate may be delivered prior to delivery of the relevant financial statements or may be incorporated in the certificate delivered pursuant to subsection 7.2(b)) with respect to the financial statements to be delivered pursuant to Section 7.1 for the most recently ended fiscal quarter (x) setting forth in reasonable detail the calculation of the Leverage Ratio at the end of such fiscal quarter and (y) stating that the signer has reviewed the terms of this Agreement and other Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrower and the Restricted Subsidiaries during the accounting period, and that the signer does not have knowledge of the existence as at the date of such officers' certificate of any Event of Default or Default, and (ii) shall apply (A) in the case of the Alternate Base Rate Loans, to Alternate Base Rate Loans outstanding on such delivery date or made on and after such delivery date and (B) in the case of the Eurodollar Loans, to Eurodollar Loans made on and after such delivery date. It is understood that the foregoing certificate of a Responsible Officer shall be permitted to be delivered prior to, but in no event later than, the time of the actual delivery of the financial statements required to be delivered pursuant to Section 7.1. Notwithstanding the foregoing, at any time during which the Borrower has failed to deliver the certificate referred to above in this definition as required under subsection 7.2(b) with respect to a fiscal quarter following the date the delivery thereof is due, the Leverage Ratio shall be deemed, solely for the purposes of this definition, to be greater than 4.0 to 1.0 until such time as Borrower shall deliver such compliance certificate.

      "Applicable Percentage": as to any Revolving Credit Lender, such Lender's Revolving Credit Commitment Percentage; as to any Initial Term Loan Lender, a percentage, the numerator of which is such Lender's Initial Term Loan Commitment and the denominator of which is the aggregate Initial Term Loan Commitments; and as to any Term Loan Lender in respect of Additional Term Loans of any series, a percentage, the numerator of which is such Lender's Additional Term Loan Commitment in respect of such series and the denominator of which is the aggregate Additional Term Loan Commitments in respect of such series.

      "Application": an application, in such form as the Issuing Bank may specify, requesting the Issuing Bank to issue a Letter of Credit.

      "Approved Fund": any Person (other than a natural person) that is (or will be) engaged in making, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

      "Argo": Argo, L.L.C., a Delaware limited liability company.

      "Argo I": Argo I, L.L.C., a Delaware limited liability company.

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      "Argo II": Argo II, L.L.C., a Delaware limited liability company.

      "Arizona Gas": Arizona Gas Storage, L.L.C., a Delaware limited liability company.

      "Atlantis": Atlantis Offshore, L.L.C., a Delaware limited liability company.

      "Available Revolving Credit Commitment": as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Revolving Credit Commitment over (b) such Lender's Aggregate Outstanding Revolving Credit Extensions of Credit.

      "Borrower": as defined in the introductory paragraph of this Agreement.

      "Borrower Guarantee": the Guarantee made by the Borrower and the Co-Borrower in favor of the EPNHC Administrative Agent for the benefit of the EPNHC Lenders.

      "Borrower Pledge Agreement": the Amended and Restated Borrower Pledge and Security Agreement made by the Borrower in favor of the Collateral Agent for the benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit D hereto, as the same may be amended, supplemented or otherwise modified from time to time.

      "Borrower Security Agreement": the Amended and Restated Borrower Security Agreement made by the Borrower in favor of the Collateral Agent for the benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit E hereto, as the same may be amended, supplemented or otherwise modified from time to time.

      "Borrowing Date": any Business Day specified in a notice pursuant to
Section 2.3 or 3.2 as a date on which the Borrower requests the Revolving Credit Lenders to make Revolving Credit Loans, the Initial Term Loan Lenders to make Initial Term Loans, the Additional Term Loan Lenders of any series to make Additional Term Loans or the Issuing Bank to issue a Letter of Credit hereunder.

      "Business": as defined in Section 5.17.

      "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

      "Calculation Period": each period of four consecutive fiscal quarters of the Borrower.

      "Capital Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

      "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing. In addition, with respect to the Borrower, "Capital Stock" shall include the Units and the General Partnership Interest.

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      "Cash Equivalents": (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (iv) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition thereof issued by (x) any Lender, (y) any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000 or (z) any bank which has a short-term commercial paper rating meeting the requirements of clause (iii) above (any such Lender or bank, a "Qualifying Lender"); (v) eurodollar time deposits having a maturity of less than one year purchased directly from any Lender (whether such deposit is with such Lender or any other Lender hereunder) or issued by any Qualifying Lender; and (vi) repurchase agreements and reverse repurchase agreements with a term of not more than 14 days with any Qualifying Lender relating to marketable direct obligations issued or unconditionally guaranteed by the United States.

      "Chaco": The Chaco Liquids Plant Trust, a Massachusetts business trust, which became a Restricted Subsidiary of the Borrower in connection with the Chaco Transactions.

      "Chaco Transactions": The series of related transactions among the Borrower, certain subsidiaries of El Paso and certain other entities with respect to the Chaco cryogenic plant and certain related facilities located in San Juan County, New Mexico, which transactions are more specifically described as of May 16, 2001 on Exhibit O hereto.

      "Change in Control": (a) the acquisition by any Person or two or more Persons acting in concert (other than the management of El Paso as of the Restatement Closing Date and the shareholders of El Paso as of the Restatement Closing Date) of beneficial ownership (within the meaning of Rule 13d-3, promulgated by the Securities and Exchange Commission and now in effect under the Securities Exchange Act of 1934, as amended) of 50% or more of the issued and outstanding shares of voting stock of El Paso; (b) the occurrence of a "change in control" under the Senior Subordinated Note Indentures; or (c) the occurrence of any of the following:

            (1) the sale, transfer, lease, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Borrower and its Restricted Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) other than the El Paso Group;

            (2) the adoption of a plan relating to the liquidation or dissolution of the Borrower or the General Partner; or

            (3) such time as the El Paso Group ceases to own, directly or indirectly, all of the general partner interests of the Borrower or members of the El Paso Group cease to serve as the only general partners of the Borrower.

      Notwithstanding the foregoing, (i) a conversion of the Borrower from a limited partnership to a corporation, limited liability company or other form of entity or an exchange of all of the outstanding limited partnership interests for Capital Stock in a corporation, for member interests in a limited liability company or for any other equity interests in such other form of entity shall not constitute a Change of Control, so long as following such conversion or exchange the El Paso Group beneficially owns, directly or indirectly, in the aggregate more than 50% of the securities having ordinary voting power for the election of directors of such entity, or any combination thereof, and continues to own a sufficient number of the outstanding voting securities of such entity to elect a majority of its directors, managers, trustees or other persons serving in a similar capacity for such entity, and (ii) consummation of the i-share Transactions shall not constitute a Change of Control.

      "Co-Borrower": as defined in the introductory paragraph to this Agreement.

      "Code": the Internal Revenue Code of 1986, as amended from time to time.

      "Collateral": the "Collateral" as defined in the several Security
Documents.

      "Collateral Agent": JPMorgan, in its capacity as Collateral Agent as appointed by the EPN Group Lenders and its successors and assigns.

      "Commitment Fee": the commitment fee payable pursuant to Section 2.5.

      "Commodity Hedging Program": any hedge agreement designed to protect the Borrower or any of its Subsidiaries against fluctuations in petroleum prices.

      "Common Unit": a partnership interest of a limited partner of the Borrower representing a fractional part of the partnership interests of all limited partners of the Borrower and having the rights and obligations specified with respect to Common Units in the Partnership Agreement.

      "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

      "Consolidated EBITDA": for any period and in accordance with Section 4.13, the Consolidated Net Income ((i) including earnings and losses from discontinued operations, except to the extent that any such losses represent reserves for losses attributable to the planned disposition of material assets, (ii) excluding extraordinary gains, and gains and losses arising from the sale of material assets, and (iii) including other non-recurring losses) for such period, plus (x) the aggregate amount of cash distributions received by the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) from Unrestricted Subsidiaries and Joint Ventures (other than cash proceeds funded from the refinancing of the original capital investment by the Borrower and its Subsidiaries in Unrestricted Subsidiaries and

Joint Ventures), and (y) to the extent reflected as a charge in the statement of Consolidated Net Income for such period, the sum of (a) interest expense, amortization of debt discount and debt issuance costs (including the write-off of such costs in connection with prepayments of debt) and commissions, discounts and other fees and charges associated with standby letters of credit, (b) taxes measured by income accrued as an expense during such period, (c) depreciation, depletion, and amortization expense, and (d) non-cash compensation expense resulting from the accounting treatment applied, in accordance with GAAP, to management's equity interest minus the equity of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) in the earnings of Unrestricted Subsidiaries and Joint Ventures; provided that Consolidated EBITDA shall exclude any insurance proceeds relating to the Poseidon casualty described in SEC reports up to an aggregate amount of $6,000,000.

      "Consolidated Interest Expense": for any period, and in accordance with
Section 4.13, total cash interest expense (including that attributable to Capital Leases) of the Borrower and its Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) for such period with respect to all outstanding Indebtedness of the Borrower and such Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

      "Consolidated Net Income": for any period, and in accordance with Section 4.13, the net income or net loss of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries and Joint Ventures) for such period determined in accordance with GAAP on a consolidated basis.

      "Consolidated Net Worth": as of the date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries) at such date.

      "Consolidated Tangible Net Worth": as of the date of determination and in accordance with Section 4.13, Consolidated Net Worth after deducting therefrom the following:

            (a) goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries in excess of underlying tangible assets;

            (b) patents, trademarks, copyrights;

            (c) leasehold improvements not recoverable at the expiration of a lease; and

            (d) deferred charges (including, but not limited to, unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses).

      "Consolidated Total Indebtedness": at any time and in accordance with
Section 4.13, all Indebtedness of the Borrower and its consolidated Subsidiaries (excluding Unrestricted Subsidiaries) at such time.

      "Consolidated Total Senior Indebtedness": at any time and in accordance with Section 4.13, Consolidated Total Indebtedness less the aggregate outstanding principal amount of the Senior Subordinated Notes at such time.

      "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

      "Copper Eagle": Copper Eagle Gas Storage, L.L.C., a Delaware limited liability company.

      "Crystal Holding": Crystal Holding, L.L.C., a Delaware limited liability company.

      "Default": any of the events specified in Article IX, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

      "Delos": Delos Offshore Company, L.L.C., a Delaware limited liability company.

      "Documents": as defined in subsection 5.20(b).

      "Dollars" and "$": dollars in lawful currency of the United States of America.

      "East Breaks": East Breaks Gathering Company, L.L.C., a Delaware limited liability company.

      "El Paso": El Paso Corporation, a Delaware corporation.

      "El Paso Energy Management": means El Paso Energy Management, L.L.C., a Delaware limited liability company.

      "El Paso Energy Management Registration Statements": means the Forms S-1 and S-3 (registration numbers 333-97963 and 333-97963-01, respectively) jointly filed, with the Securities and Exchange Commission by El Paso Energy Management and the Borrower, respectively, as such registration statements are amended and supplemented from time to time.

      "El Paso Group": collectively, (1) El Paso, and (2) each Person which is a direct or indirect Subsidiary of El Paso, including, without limitation, El Paso Energy Management.

      "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, as now or may at any time hereafter be in effect.

      "EP Deepwater": El Paso Energy Partners Deepwater, LLC, a Delaware limited liability company.

      "EP Operating": El Paso Energy Partners Operating Company, L.L.C., a Delaware limited liability company.

      "EPEPC": El Paso Energy Partners Company, a Delaware corporation.

      "EPEPC Guarantee": the Amended and Restated EPEPC Guarantee made by EPEPC in favor of the EPN Group Administrative Agents for the benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit F hereto, as the same may be amended, supplemented or otherwise modified from time to time.

      "EPEPC Security Agreement": the Amended and Restated EPEPC Security Agreement (G&A Agreement) made by EPEPC in favor of the Collateral Agent for the benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit G hereto, which amends and restates the Amended and Restated EPEPC Security Agreement (Management Agreement), as the same may be amended, supplemented or otherwise modified from time to time.

      "EPGT Texas Pipeline": EPGT Texas Pipeline, L.P., a Delaware limited partnership.

      "EPN Arizona": EPN Arizona Gas, L.L.C., a Delaware limited liability company.

      "EPN GP Holding I": EPN GP Holding I, L.L.C., a Delaware limited liability company.

      "EPN Holding Company I": EPN Holding Company I, L.P., a Delaware limited partnership.

      "EPN Gathering and Treating": EPN Gathering and Treating Company, L.P., a Delaware limited partnership.

      "EPN Gathering and Treating GP Holding": EPN Gathering and Treating GP Holding, L.L.C., a Delaware limited liability company.

      "EPN GP Holding": EPN GP Holding, L.L.C., a Delaware limited liability company.

      "EPN Group Administrative Agents": the Administrative Agent and the EPNHC Administrative Agent.

      "EPN Group Lenders": the Lenders and the EPNHC Lenders.

      "EPNHC": EPN Holding Company, L.P., a Delaware limited partnership.

      "EPNHC Administrative Agent": shall have the same meaning as the defined term "Administrative Agent" in the EPNHC Credit Agreement.

      "EPNHC Credit Agreement": that certain Credit Agreement, dated as of April 8, 2002, as amended and restated through October 10, 2002, among EPNHC, the EPNHC Lenders party thereto, Banc One Capital Markets, Inc. and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan, as administrative agent, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

      "EPNHC Lenders": shall have the same meaning as the defined term "Lenders" in the EPNHC Credit Agreement.

      "EPNHC Loan Documents": shall have the same meaning as the defined term "Loan Documents" in the EPNHC Credit Agreement.

      "EPNHC Loan Obligations": shall have the same meaning as the defined term "Obligations" in the EPNHC Credit Agreement.

      "EPNHC Term Loans": shall have the same meaning as the defined term "Term Loans" in the EPNHC Credit Agreement.

      "EPN NGL": EPN NGL Storage, L.L.C., a Delaware limited liability company, formerly known as Crystal Properties and Trading Company, L.L.C.

      "EP Transport" El Paso Energy Partners Oil Transport Systems, L.L.C., a Delaware limited liability company.

      "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

      "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate appearing on page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 A.M., London time, two Working Days prior to the beginning of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Eurodollar Base Rate" with respect to such Eurodollar Loans for such Interest Period shall be the rate at which dollar deposits of a comparable amount to such Eurodollar Loans and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 A.M., London time, two Working Days prior to the commencement of such Interest Period.

      "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

      "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                    1.00 - Eurocurrency Reserve Requirements

      "Event of Default": any of the events specified in Article IX, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

      "Existing Credit Agreement": as defined in the recitals hereto.

      "Existing EPNHC Credit Agreement": that certain Credit Agreement, dated as of April 8, 2002 (as in effect prior to the execution of the EPNHC Credit Agreement), among EPNHC, the Lenders party thereto, Banc One Capital Markets, Inc. and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan, as administrative agent.

      "Expiry Date": with respect to any Letter of Credit at any time, the then stated expiration date of such Letter of Credit as set forth in such Letter of Credit.

      "FASB 121": Statement of Financial Accounting Standards No. 121 of the Financial Accounting Standards Board, as the same may be amended and interpreted by the Financial Accounting Standards Board.

      "FERC": the Federal Energy Regulatory Commission and any successor thereto.

      "First Reserve": First Reserve Gas, L.L.C., a Delaware limited liability company.

      "Flextrend": Flextrend Development Company, L.L.C., a Delaware limited liability company.

      "G&A Agreement" means (i) the General and Administrative Services Agreement (formerly the Management Agreement (as defined in the Existing Credit Agreement)), dated as of April 8, 2002 by and between DeepTech International Inc., a Delaware corporation, the General Partner and El Paso Field Services, L.P., a Delaware limited partnership, as in effect on the Restatement Closing Date, and as further amended, modified or supplemented from time to time in accordance with Section 8.9, or (ii) any other agreement or arrangement, reasonably acceptable to the Administrative Agent, providing management, administrative, operational and other functions to the Borrower adequate to allow the Borrower to conduct operations consistent with past practices.

      "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

      "Gateway": Deepwater Gateway L.L.C., a Delaware limited liability company and a Joint Venture created by the Borrower and Cal Dive International, Inc. to initially develop and construct the Marco Polo Platform by, among other things, building and constructing platforms located in, and providing related services with respect to, the Marco Polo Field.

      "General Partner": EPEPC in its capacity as the general partner of the Borrower or any other Person acting as general partner of the Borrower.

      "General Partnership Interest": all general partnership interests in the Borrower.

      "Governmental Approval": any authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing, variance, claim, order, judgment, decree, publication, notice to, declaration of or with or registration by or with any Governmental Authority.

      "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Green Canyon": Green Canyon Pipe Line Company, L.P., a Delaware limited partnership.

      "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

      "Guarantees": collectively, the EPEPC Guarantee and the Subsidiaries Guarantee.

      "Hattiesburg Sales": Hattiesburg Industrial Gas Sales, L.L.C., a Delaware limited liability company.

      "Hattiesburg Storage": Hattiesburg Gas Storage Company, a Delaware general partnership.

      "Hazardous Materials": any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law.

      "Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

      "High Island": High Island Offshore System, L.L.C., a Delaware limited liability company.

      "Hub Services": El Paso Hub Services Company, L.L.C., a Delaware limited liability company.

      "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and which in any event are no more than 120 days past due or, if more than 120 days past due, are being contested in good faith and adequate reserves with respect thereto have been made on the books, of such Person), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Capital Leases, (d) all obligations of such Person in respect of outstanding letters of credit (other than commercial letters of credit with an initial maturity date of less than 90 days), acceptances and similar obligations issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (f) for purposes of the covenants set forth in Section 8.1, the net obligations of such Person under Hedge Agreements.

      "Indian Basin": El Paso Indian Basin, L.P., a Delaware limited partnership.

      "Initial Term Loans": as defined in Section 2.1(b).

      "Initial Term Loan Commitment": as to any Initial Term Loan Lender, the obligation of such Term Loan Lender to make an Initial Term Loan hereunder in an aggregate principal amount not to exceed the amount set forth opposite such Initial Term Loan Lender's name on Schedule I under the heading "Initial Term Loan Commitment" or in any assignment and acceptance, as such amount shall be reduced in accordance with the provisions of this Agreement.

      "Initial Term Loan Lenders": any Lender having an Initial Term Loan or, on or prior to the Restatement Closing Date, an Initial Term Loan Commitment outstanding hereunder.

      "Initial Term Loan Maturity Date": the fifth anniversary of the Restatement Closing Date.

      "Initial Term Loan Note": as defined in Section 2.2(e).

      "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

      "Insolvent": pertaining to a condition of Insolvency.

      "Intercreditor Agreement": the Intercreditor Agreement dated as of the Restatement Closing Date between the Administrative Agent, for the benefit of the Lenders, the EPNHC Administrative Agent, for the benefit of the EPNHC Lenders, the administrative agent for the lenders in connection with the Marco Polo Financing Documents, for the benefit of the lenders thereunder, and the Collateral Agent and acknowledged by the Borrower and EPNHC, as amended, modified and supplemented from time to time.

      "Interest Payment Date": (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December, commencing December 31, 2002,
(b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

      "Interest Period":  with respect to any Eurodollar Loan:

            (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

            (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Working Days prior to the last day of the then current Interest Period with respect thereto;

      provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

            (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Working Day, such Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Working Day;

            (2) any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date or the Term Loan Maturity Date, as applicable, shall end on the Revolving Credit Termination Date or the Term Loan Maturity Date, as applicable;

            (3) any Interest Period pertaining to a Eurodollar Loan that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month; and

            (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

      "Intrastate": El Paso Energy Intrastate, L.P., a Delaware limited partnership.

      "i-share Transactions": as defined in subsection 11.22(b).

      "Issuing Bank": JPMorgan, in its capacity as issuer of any Letter of Credit.

      "Joint Venture": any Person in which the Borrower and/or its Subsidiaries hold more than 5% but less than a majority of the equity interests, and which does not constitute a Subsidiary of the Borrower, whether direct or indirect; provided that Gateway, Atlantis, Copper Eagle and Poseidon and their respective Subsidiaries shall be deemed a Joint Venture for purpose of the Loan Documents unless any such Person becomes a Subsidiary in accordance with the definition thereof and the Borrower designates such Person as a Subsidiary.

      "Joint Venture Charter": with respect to each Joint Venture, the partnership agreement, certificate of incorporation, by-laws, limited liability company agreement or other constitutive documents of such Joint Venture, as each of the same may be further amended, supplemented or otherwise modified in accordance with Section 8.9.

      "JPMorgan": JPMorgan Chase Bank, formerly known as The Chase Manhattan
Bank.

      "L/C Commitment Amount": $25,000,000.

      "L/C Commitment Percentage": as to any L/C Participant at any time, the percentage determined under paragraph (a) of the definition of "Revolving Credit Commitment Percentage" in this Section 1.1.

      "L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the Letters of Credit and (b) the aggregate amount of drawings under the Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a).

      "L/C Participants": the collective reference to all Lenders with Revolving Credit Commitments (other than the Issuing Bank).

      "Lenders": as defined in the preamble to this Agreement.

      "Letters of Credit": as defined in subsection 3.1(a).

      "Leverage Ratio": as defined in the definition of "Applicable Margin".

      "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority, preferential arrangement or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

      "Loan": a Revolving Credit Loan or a Term Loan and "Loans" shall mean collectively the Revolving Credit Loans or the Term Loans or one or more of them.

      "Loan Documents": this Agreement, the Notes, the Guarantees, the Security Documents, any confirmation of such Guarantees and Security Documents, any Term Loan Addendum, the Intercreditor Agreement and the Applications.

      "Loan Parties": the Borrower, the Co-Borrower, EPEPC, the Subsidiary Guarantors and each other Affiliate of the Borrower or EPEPC that from time to time is party to a Loan Document.

      "Manta Ray": Manta Ray Gathering Company, L.L.C., a Delaware limited liability company.

      "Marco Polo Clawback": the "clawback" and similar obligations incurred by the Borrower and any Restricted Subsidiary under the Marco Polo Financing Documents in an aggregate amount not to exceed $22,500,000 at any one time outstanding.

      "Marco Polo Financing": the loans made to Gateway under the Marco Polo Financing Documents.

      "Marco Polo Financing Documents": (i) the Credit Agreement dated as of August 15, 2002, among Gateway, as borrower, JPMorgan Chase Bank, individually and as administrative agent, Wachovia Bank, National Association and Bank One, N.A., as syndication agents, Fortis Capital Corp. and BNP Paribas, as documentation agents, and the lenders party thereto and (ii) the other financing documents (as identified therein); in the case of (i) and (ii) above, as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time.

      "Marco Polo Field": the oil and gas property known as the "Marco Polo Field" located offshore Louisiana, in the Gulf of Mexico Outer Continental Shelf, including Green Canyon Blocks 474, 518-520, 562-564, 606-608, 652, and 830.

      "Marco Polo Lenders": shall have the same meaning as the defined term "Lenders" in the Marco Polo Financing Documents.

      "Marco Polo Platform": the Moses-type four-column tension leg platform floating hull facility, pipelines, processing facilities, and appurtenances in connection with the development of the Marco Polo Field to be constructed, installed and owned by Gateway.

      "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform its obligations under this Agreement, any of the Notes or any of the other Loan Documents or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Loan Documents or the rights or remedies of the Administrative Agent, Collateral Agent or the Lenders hereunder or thereunder.

      "Material Environmental Amount": an amount payable by the Borrower and/or its Subsidiaries in excess of $5,000,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

      "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

      "MIAGS": Matagorda Island Area Gathering System, a Texas joint venture.

      "Multiemployer Plan": a Plan which is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

      "Net Equity Proceeds": 100% of the cash or non-cash proceeds from the issuance or sale by the Borrower or any of its Restricted Subsidiaries of any equity securities, net of all reasonable out-of-pocket fees (including investment banking fees), commissions, costs and other reasonable out-of-pocket expenses incurred in connection with such issuance or sale. For purposes of calculating "Net Equity Proceeds", fees, commissions and other costs and expenses payable to the Borrower or any of its Affiliates shall be disregarded.

      "Non-Recourse Obligations": Indebtedness, Guarantee Obligations and other obligations of any type (a) as to which neither the Borrower nor any Restricted Subsidiary (i) is obligated to provide credit support in any form, or (ii) is directly or indirectly liable, and (b) no default with respect to which (including any rights which the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any Indebtedness or Guarantee Obligation of the Borrower or any Restricted Subsidiary to declare a default on such Indebtedness or Guarantee Obligation of the Borrower or any Restricted Subsidiary or cause the payment of any such Indebtedness to be accelerated or payable prior to its stated maturity or cause any such Guarantee Obligation to become payable, in the case of (a) and (b) above, except for clawbacks and other Guarantee Obligations permitted under subsections 8.4(e), (f) and (g).

      "Notes": the Revolving Credit Notes, the Initial Term Loan Notes and the Additional Term Loan Notes.

      "Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and reimbursement obligations in respect of Letters of Credit and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent, the Collateral Agent or to any Lender (or, in the case of Hedge Agreements, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Hedge Agreement entered into with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent, the Collateral Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

      "Offshore Gathering & Transmission": El Paso Offshore Gathering & Transmission, L.P., a Delaware limited partnership.

      "Original Closing Date": May 16, 2001.

      "Participants": as defined in subsection 11.6(b).

      "Partnership Agreement": the Second Amended and Restated Agreement of Limited Partnership of the Borrower among the partners of the Borrower effective as of August 31, 2000 and as in effect on the Restatement Closing Date, as amended, modified and supplemented from time to time in accordance with Section 8.9.

      "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

      "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

      "Petal Gas Storage: Petal Gas Storage, L.L.C., a Delaware limited liability company.

      "Petal Gas Storage Facilities" the salt-dome gas storage facilities located in Hattiesburg, Mississippi.

      "Petroleum": oil, gas and other liquid or gaseous hydrocarbons, including, without limitation, all liquefiable hydrocarbons and other products which may be extracted from gas and gas condensate by the processing thereof in a gas processing plant.

      "Pipeline GP Holding": EPN Pipeline GP Holding, L.L.C., a Delaware limited liability company.

      "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

      "Pledge Agreements": collectively, the Borrower Pledge Agreement, the Subsidiary Pledge Agreement and any other pledge agreement executed and delivered pursuant to Section 8.17.

      "Poseidon": Poseidon Pipeline Company, L.L.C., a Delaware limited liability company.

      "Poseidon Venture": Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company.

      "Preference Unit": a partnership interest in the Borrower representing a fractional part of the partnership interests of all limited partners of the Borrower and having the rights and obligations specified with respect to Preference Units in the Partnership Agreement.

      "Properties": the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries or any Joint Venture.

      "Purchasing Lenders": as defined in subsection 11.6(c).

      "Redesignation": any designation of a Restricted Subsidiary as an Unrestricted Subsidiary in accordance with the penultimate sentence of the definition of "Unrestricted Subsidiary"; and any designation of an Unrestricted Subsidiary or a Joint Venture as a Restricted Subsidiary in accordance with the last sentence of the definition of "Restricted Subsidiary".

      "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

      "Reimbursement Obligation": the obligation of the Borrower to reimburse the Issuing Bank pursuant to subsection 3.5(a) for amounts drawn under the Letters of Credit.

      "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

      "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615.

      "Required EPN Group Lenders": at any time, EPN Group Lenders the Total EPN Group Credit Percentages of which aggregate at least 51%.

      "Required Lenders": at any time, Lenders the Total Credit Percentages of which aggregate at least 51%.

      "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "Responsible Officer": the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, the Treasurer or any vice president of the General Partner or the Borrower.

      "Restatement Closing Date": the date on which the conditions set forth in
Section 6.3 are first satisfied or waived, which shall occur on or prior to October 10, 2002.

      "Restricted Payment": as defined in Section 8.7.

      "Restricted Subsidiary": any Subsidiary of the Borrower other than an Unrestricted Subsidiary. Subject to the right to redesignate certain Restricted Subsidiaries as Unrestricted Subsidiaries in accordance with the definition of "Unrestricted Subsidiary", all of the Subsidiaries of the Borrower as of the date hereof other than Arizona Gas, EPN Arizona and MIAGS are Restricted Subsidiaries. Notwithstanding the foregoing, any Subsidiary which guarantees the Senior Subordinated Notes shall be a Restricted Subsidiary. Any Subsidiary designated as an Unrestricted Subsidiary may be redesignated as a Restricted Subsidiary with the consent of the Required Lenders as long as, after giving effect thereto, no Default or Event of Default has occurred and is continuing and the Borrower would be in pro forma compliance with the covenants set forth in Section 8.1 after giving effect thereto.

      "Revolving Credit Commitment": as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to and/or issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender's name on Schedule I under the heading "Revolving Credit Commitment" or in any assignment and acceptance pursuant to which such Revolving Credit Lender becomes a party hereto, as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

      "Revolving Credit Commitment Percentage": as to any Revolving Credit Lender at any time, with respect to any credit to be extended under, payment or prepayment to be made under, conversion or continuation under, participation in a Letter of Credit issued under, or other matter with respect to, the Revolving Credit Commitments, (a) a percentage, the numerator of which is such Lender's Revolving Credit Commitment and the denominator of which is the aggregate Revolving Credit Commitments then in effect or (b) if the Revolving Credit Commitments have been terminated, as to any Lender at any time, a percentage, the numerator of which is such Lender's Aggregate Outstanding Revolving Credit Extensions of Credit and the denominator of which is the Aggregate Outstanding Revolving Credit Extensions of Credit of all Lenders at such time.

      "Revolving Credit Commitment Period": the period from and including the Original Closing Date to but not including the Revolving Credit Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

      "Revolving Credit Lender": any Lender having a Revolving Credit Commitment or any Aggregate Outstanding Revolving Credit Extensions of Credit hereunder.

      "Revolving Credit Loans": as defined in Section 2.1(a).

      "Revolving Credit Note": as defined in Section 2.2(e).

      "Revolving Credit Termination Date": the third anniversary of the Original Closing Date, as such termination date may from time to time be extended pursuant to Section 2.7, and any other date on which the Revolving Credit Commitments are terminated.

      "Security Agreements": collectively, the Borrower Security Agreement, the EPEPC Security Agreement and the Subsidiary Security Agreement.

      "Security Documents": collectively, the Pledge Agreements and the Security Agreements.

      "Senior Subordinated Note Indentures": means (i) the Indenture dated as of May 27, 1999 among the Borrower, the Co-Borrower and certain of their respective Subsidiaries pursuant to which the 10-3/8% Senior Subordinated Notes due 2009 were issued, and (ii) the Indenture dated as of May 17, 2001 among the Borrower, the Co-Borrower and certain of their respective Subsidiaries pursuant to which the 8 1/2% Senior Subordinated Notes due 2011 were issued, each together with all instruments and other agreements entered into by the Borrower, the Co-Borrower or such Subsidiaries in connection therewith, as each may be amended, supplemented or otherwise modified from time to time in accordance with
Section 8.9.

      "Senior Subordinated Notes": means, collectively, (i) the 10-3/8% Senior Subordinated Notes due 2009 and (ii) the 8 1/2% Senior Subordinated Notes due 2011, of the Borrower and the Co-Borrower issued pursuant to the Senior Subordinated Note Indentures.

      "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

      "Subject Properties": the Properties containing Petroleum in which Borrower or any Restricted Subsidiary owns an interest, including, but not limited to, those known as Viosca Knoll 817, Garden Banks 72 and Garden Banks 117 in the Gulf of Mexico.

      "Subsidiaries Guarantee": the Consolidated Amended and Restated Subsidiaries Guarantee made by the Subsidiary Guarantors in favor of the EPN Group Administrative Agents, for the benefit of the EPN Group Lenders and Marco Polo Lenders, substantially in the form of Exhibit I hereto, which amends and restates as a single instrument the "Subsidiaries Guarantee" referred to in the Existing Credit Agreement and the "Subsidiaries Guarantee" and the "Parent Guarantees" referred to in the Existing EPNHC Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

      "Subsidiary Guarantors": collectively, Argo, Argo I, Argo II, Chaco, Crystal Holding, Delos, EP Deepwater, EP Operating, EP Transport, EPN NGL, First Reserve, Flextrend, Green Canyon, Hattiesburg Sales, Hattiesburg Storage, Manta Ray, Petal Gas Storage, Poseidon, VK Deepwater, VK Main Pass, East Breaks, High Island, EPN GP Holding I, EPN Holding Company I, EPN GP Holding, EPNHC, Intrastate, Pipeline GP Holding, EPGT Texas Pipeline, Hub Services, Warwink I, Warwink II, Warwink Gathering and Treating, Offshore Gathering & Transmission, Indian Basin, EPN Gathering and Treating, EPN Gathering and Treating GP, each other Restricted Subsidiary and any other Subsidiary of the Borrower which, from time to time, may become party to the Subsidiaries Guarantee. Notwithstanding anything to the contrary in the Loan Documents, El Paso Energy Partners Finance Corporation shall be the Co-Borrower and not a Subsidiary Guarantor.

      "Subsidiary Pledge Agreement": the Consolidated Amended and Restated Subsidiary Pledge Agreement made by each of the Subsidiary Guarantors (including any pledge agreement executed and delivered pursuant to Section 8.17) in favor of the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit J hereto, which amends and restates as a single instrument the "Subsidiary Pledge Agreement" referred to in the Existing Credit Agreement and the "Subsidiary Pledge Agreement," the "Borrower Pledge Agreement" and the "Parent Pledge Agreement" referred to in the Existing EPNHC Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      "Subsidiary Security Agreement": the Consolidated Amended and Restated Subsidiary Security Agreement made by each of the Subsidiary Guarantors (including any security agreement executed and delivered pursuant to Section 8.17) in favor of the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit K hereto, which amends and restates as a single instrument the "Subsidiary Security Agreement" referred to in the Existing Credit Agreement and the "Subsidiary Security Agreement" and the "Borrower Security Agreement" referred to in the Existing EPNHC Credit Agreement as the same may be amended, supplemented or otherwise modified from time to time.

      "Term Loan": as defined in Section 2.1(c).

      "Term Loan Addendum": a Term Loan Addendum substantially in the form attached hereto as Exhibit B.

      "Term Loan Commitment": as to any Term Loan Lender, such Lender's Initial Term Loan Commitment and Additional Term Loan Commitment, if any.

      "Term Loan Commitment Percentage": (a) as to any Initial Term Loan Lender at any time, a percentage, the numerator of which is such Lender's Initial Term Loan Commitment and the denominator of which is the aggregate Initial Term Loan Commitments then in effect and (b) as to any Additional Term Loan Lender at any time, a percentage, the numerator of which is such Lender's Additional Term Loan Commitment with respect to a particular series of Additional Term Loans and the denominator of which is the aggregate Additional Term Loan Commitments for such series of Additional Term Loans.

      "Term Loan Lender": any Lender having a Term Loan outstanding hereunder.

      "Term Loan Maturity Date": as to any Initial Term Loan, the Initial Term Loan Maturity Date, and as to any Additional Term Loan, the applicable Additional Term Loan Maturity Date.

      "Term Loan Percentage": as to any Term Loan Lender, the percentage which such Lender's Term Loans then outstanding constitutes of the aggregate Term Loans then outstanding.

      "Total Credit Percentage": as to any Lender at any time, the percentage of the sum of the aggregate Revolving Credit Commitments and the aggregate Term Loans then constituted by the sum of its Revolving Credit Commitment and its Term Loans (it being agreed that in the case of the termination or expiration of the Revolving Credit Commitments, the aggregate Revolving Credit Commitment and such Lender's Revolving Credit Commitment shall be determined by reference to the Aggregate Outstanding Revolving Credit Extensions of Credit of all Lenders and such Lender's Aggregate Outstanding Revolving Credit Extensions of Credit).

      "Total EPN Group Credit Percentage": as to any EPN Group Lender at any time, the percentage of the aggregate Revolving Credit Commitments, Term Loans and EPNHC Term Loans then constituted by its Revolving Credit Commitments, its Term Loans and its EPNHC Term Loans (it being agreed that in the case of the termination or expiration of the Revolving Credit Commitments, the aggregate Revolving Credit Commitments and such Lender's Revolving Credit Commitment shall be determined by reference to the Aggregate Outstanding Revolving Credit Extensions of Credit of all EPN Group Lenders and such EPN Group Lender's Aggregate Outstanding Revolving Credit Extensions of Credit).

      "Tranche": the collective reference to Eurodollar Loans the Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Revolving Credit Loans or Term Loans shall originally have been made on the same day).

      "Transferee": as defined in subsection 11.6(f).

      "Type": as to any Loan, its nature as an Alternate Base Rate Loan or a Eurodollar Loan.

      "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

      "Unit": a Common Unit, a Preference Unit, or any other partnership interest of a limited partner of the Borrower representing a fractional part of the partnership interests of all limited partners of the Borrower.

      "Unrestricted Subsidiary": any Subsidiary of the Borrower (a) which becomes a Subsidiary of the Borrower after the date hereof and, at the time it becomes a Subsidiary, is designated as an Unrestricted Subsidiary, in each case pursuant to a written notice from the Borrower to the Administrative Agent, (b) which has not acquired any assets (other than cash made available pursuant to this Agreement) from the Borrower or any Restricted Subsidiary, (c) which has no Indebtedness, Guarantee Obligations or other obligations other than Non-Recourse Obligations and (d) which has not guaranteed the Senior Subordinated Notes. Any Subsidiary designated as a Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary with the consent of the Required Lenders as long as, after giving effect thereto, no Default or Event of Default has occurred and is continuing and the Borrower would be in pro forma compliance with the financial covenants in Section 8.1 after giving effect thereto. Notwithstanding the foregoing, Arizona Gas, EPN Arizona and MIAGS shall each be deemed to be an Unrestricted Subsidiary unless redesignated as a Restricted Subsidiary in accordance with this Agreement.

      "VK Deepwater": VK Deepwater Gathering Company, L.L.C., a Delaware limited liability company.

      "VK Main Pass": VK-Main Pass Gathering Company, L.L.C., a Delaware limited liability company.

      "Warwink I": El Paso Energy Warwink I Company, L.P., a Delaware limited partnership.

      "Warwink II": El Paso Energy Warwink II Company, L.P., a Delaware limited partnership.

      "Warwink Gathering and Treating": Warwink Gathering and Treating Company, a Texas general partnership.

      "Working Day": any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

      Section 1.2 Other Definitional Provisions.

            (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or any certificate or other document made or delivered pursuant hereto.

            (b) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to any restrictions on assignments set forth herein), (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (iv) all references herein to Articles, Sections, subsection, Exhibits, Annexes and Schedules shall be construed to refer to Articles, Sections and subsections of, and Exhibits, Annexes and Schedules to, this Agreement.

            (c) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II
                            AMOUNT AND TERMS OF LOANS

      Section 2.1 Loans and Commitments.

            (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans (the "Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Commitment Percentage of the then outstanding L/C Obligations, does not exceed the amount of such Lender's Revolving Credit Commitment, provided that no such Revolving Credit Loan shall be made if, after giving effect thereto, Section 2.4 would be contravened. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

            (b) Subject to the terms and conditions hereof, each Initial Term Loan Lender severally agrees to make, on the Restatement Closing Date, term loans (the "Initial Term Loans") to the Borrower in an aggregate principal amount not to exceed such Lender's Initial Term Loan Commitment. Once repaid, Initial Term Loans may not be reborrowed.

            (c) Subject to the terms and conditions hereof, from time to time the Borrower, the Co-Borrower and the Administrative Agent may enter into a Term Loan Addendum with additional financial institutions or Lenders in order to permit the issuance of a series of additional term loans (the "Additional Term Loans" and collectively, with the Initial

Term Loans, the "Term Loans") hereunder. Each such Term Loan Addendum shall set forth the following terms with respect to such series of Additional Term Loans:
(i) the aggregate principal amount thereof, (ii) the amortization thereof, if any, (iii) the Applicable Margin, (iv) the Additional Term Loan Maturity Date, which date shall be on or after the Initial Term Loan Maturity Date, (v) the Additional Term Loan Closing Date, (vi) the Additional Term Loan Commitment for each Additional Term Loan Lender party to such Term Loan Addendum and (vii) the fees related thereto, if any; provided, however, that on any date the aggregate principal amount of all series of Additional Term Loans shall not exceed an amount equal to $500,000,000 less, as of the date of such determination, the aggregate outstanding principal amount of (x) the Initial Term Loans and (y) the EPNHC Term Loans. Subject to the terms and conditions hereof, upon execution and delivery of the Term Loan Addendum as to Additional Term Loans of any series, each Additional Term Loan Lender in respect of such series severally agrees to make, on the Additional Term Loan Closing Date for such series, Additional Term Loans to the Borrower in an aggregate principal amount not to exceed such Additional Term Loan Lender's Additional Term Loan Commitment for such series. Upon the execution and delivery of each Term Loan Addendum by the Borrower, the Co-Borrower, the Administrative Agent and the Additional Term Loan Lenders in accordance with the terms of this Section 2.1(c), this Agreement shall be supplemented and modified by the terms contained therein and such Term Loan Addendum shall become a Loan Document hereunder and no additional consent or approval shall be required from the Required Lenders for the execution and effectiveness of such Term Loan Addendum. Any series of Additional Term Loans made pursuant to this Section 2.1(c) shall be in a minimum aggregate amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof. No Term Loan Lender shall be obligated to make any Additional Term Loans unless it is a signatory to the Term Loan Addendum relating to such series of Additional Term Loans.

            (d) In the event that the Applicable Margin set forth in any Term Loan Addendum with respect to any series of Additional Term Loans is more favorable or beneficial to the Term Loan Lenders for such series of Additional Term Loans than the Applicable Margin with respect to any Term Loans outstanding as of the effective date of such Term Loan Addendum, the Applicable Margin with respect to all outstanding Term Loans, without any further action on the part of the Borrower or any further action or approval required of the Administrative Agent or the Lenders, shall be deemed to be amended automatically to provide that the Applicable Margin in such Term Loan Addendum shall apply to all Term Loans outstanding immediately prior to the effective date of such Term Loan Addendum.

            (e) The Loans may from time to time be (i) Eurodollar Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections
2.3 and 4.2, provided that no Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date or Term Loan Maturity Date, as applicable.

            (f) The revolving credit loans outstanding on the Restatement Closing Date under the Existing Credit Agreement shall continue to be outstanding and shall be continued Revolving Credit Loans under this Agreement.

      Section 2.2 Repayment of Loans; Evidence of Debt.

            (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each (i) Revolving Credit Lender the then unpaid principal amount of each Revolving Credit Loan on the Revolving Credit Termination Date, (ii) Initial Term Loan Lender (x) in semi-annual installments beginning on the date six months following the Restatement Closing Date and ending on the date six months prior to the Initial Term Loan Maturity Date, an amount equal to $2,500,000 for each installment and (y) the then unpaid principal amount of each Initial Term Loan on the Initial Term Loan Maturity Date and (iii) each Additional Term Loan Lender the amounts indicated in the applicable Term Loan Addendum at such times as therein indicated.

            (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

            (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder; the Type thereof; whether such Loan is a Term Loan or a Revolving Credit Loan; for each Term Loan, whether such Term Loan is an Initial Term Loan or Additional Term Loan; for each Additional Term Loan, the series designation for such Additional Term Loan; and the Interest Period applicable to each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

            (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.2 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

            (e) Any Lender may request that the Revolving Credit Loans or the Term Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1 hereto (a "Revolving Credit Note"), or a promissory note substantially in the form of Exhibit A-2 hereto (a "Initial Term Loan Note"), or a promissory note substantially in the form of Exhibit A-3 hereto (a "Additional Term Loan Note"), as applicable, payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by any such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 11.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

      Section 2.3 Procedure for Borrowing.

            (a) The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Working Day, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or on any Business Day,

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
otherwise, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (i) three Working Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (ii) one Business Day prior to the requested Borrowing Date, otherwise), specifying (w) the amount to be borrowed, (x) the requested Borrowing Date, (y) whether the borrowing is to be of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof, and (z) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of such Type of Revolving Credit Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (1) in the case of Alternate Base Rate Loans, $500,000 or a whole multiple thereof (or, if the then Available Revolving Credit Commitments are less than $500,000, such lesser amount) and (2) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 11.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Credit Lenders and in like funds as received by the Administrative Agent.

            (b) The Borrower may borrow under the Initial Term Loan Commitments on the Restatement Closing Date, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, on the Restatement Closing Date), specifying (x) the amount to be borrowed, (y) that such Initial Term Loan shall be incurred on the Restatement Closing Date and (z) that such borrowing is to be of Alternate Base Rate Loans. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Initial Term Loan Lender thereof. Each Initial Term Loan Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 11.2 prior to 2:00 P.M., New York City time, on the Restatement Closing Date in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Initial Term Loan Lenders and in like funds as received by the Administrative Agent.

            (c) The Borrower may borrow under the Additional Term Loan Commitments for a particular series of Additional Term Loans on the applicable Additional Term Loan Closing Date, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, on the applicable Additional Term Loan Closing Date), specifying (x) the amount to be borrowed,
(y) that such Additional Term Loan shall be incurred on the Additional Term Loan Closing Date and (z) that such borrowing is to be of Alternate Base Rate Loans. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each

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
Additional Term Loan Lender for such series of Additional Term Loans thereof. Each Additional Term Loan Lender for such series of Additional Term Loans will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 11.2 prior to 2:00 P.M., New York City time, on the applicable Additional Term Loan Closing Date in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Additional Term Loan Lenders for such series of Additional Term Loans and in like funds as received by the Administrative Agent.

      Section 2.4 Limitations on Loans. No requested Revolving Credit Loan shall be made if the sum of the Aggregate Outstanding Revolving Credit Extensions of Credit (after giving effect to such requested Revolving Credit Loan) would exceed the then aggregate Revolving Credit Commitments. The aggregate amount of the Term Loans shall not exceed the aggregate Term Loan Commitments.

      Section 2.5 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the date hereof to the Revolving Credit Termination Date, computed at the rate per annum equal to the then Applicable Margin for the Commitment Fee as set forth under the column heading "Applicable Margin for the Commitment Fee" of Annex I on the average daily amount of the Available Revolving Credit Commitment of such Lender, during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December, commencing December 31, 2002, and on the Revolving Credit Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

      Section 2.6 Termination or Reduction of Commitments.

            (a) The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans then outstanding, when added to the then outstanding L/C Obligations, would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $5,000,000 or a whole multiple thereof.

            (b) Any reduction of Revolving Credit Commitments pursuant to subsection 2.6(a) above or 4.1(b) shall reduce permanently the Revolving Credit Commitments then in effect.

            (c) Any or all of the Initial Term Loan Commitments remaining unused shall automatically terminate at 5:00 P.M., New York City time, on the Restatement Closing Date.

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
            (d) Any or all of the Additional Term Loan Commitments for any series of Additional Term Loans remaining unused shall automatically terminate at 5:00 P.M., New York City time, on the applicable Additional Term Loan Closing Date.

      Section 2.7 Extensions of Revolving Credit Termination Date. The Borrower may, by irrevocable written notice to the Administrative Agent received no later than 120 days prior to the Revolving Credit Termination Date then in effect, request the Revolving Credit Lenders to extend such Revolving Credit Termination Date to the date 364 days following such then scheduled Revolving Credit Termination Date. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender may consent or refuse to consent to such change, in its sole discretion, at any time on or prior to the date which is 60 days prior to the Revolving Credit Termination Date then in effect. Upon the receipt by the Administrative Agent of the written consent of each of the Revolving Credit Lenders to such change in the Revolving Credit Termination Date on or prior to 2:00 p.m., New York time, on the date which is 60 days prior to the Revolving Credit Termination Date then in effect, the Revolving Credit Termination Date shall be changed to such subsequent date 364 days following the Revolving Credit Termination Date then in effect, and the term "Revolving Credit Termination Date" for all purposes of this Agreement and the other Loan Documents shall thereupon be deemed to refer to such subsequent date. Any failure of a Revolving Credit Lender to provide any such consent shall be deemed to be a refusal to consent to such change.

                                   ARTICLE III
                                LETTERS OF CREDIT

      Section 3.1 Issuance of Letters of Credit.

            (a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other Revolving Credit Lenders set forth in subsection 3.3(a), agrees to issue letters of credit (the "Letters of Credit") for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Bank; provided that the Issuing Bank shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (1) the L/C Obligations would exceed the L/C Commitment or (2) the Available Revolving Credit Commitment would be less than zero or (3) the Aggregate Outstanding Revolving Credit Extensions of Credit would exceed the then aggregate Revolving Credit Commitments.

            (b) Each Letter of Credit shall:

                  (i) be denominated in Dollars and shall be either (A) a standby letter of credit issued to support obligations of the Borrower or any Restricted Subsidiary, contingent or otherwise, in connection with the working capital and business needs of the Borrower or such Restricted Subsidiary, as the case may be, in the ordinary course of business, or (B) a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower or any Restricted Subsidiary in the ordinary course of business; and

                  (ii) expire no later than the earlier of (A) one year after the date of issuance or renewal thereof in accordance with the term of such Letter of Credit; provided that any Letter of Credit with an expiry date occurring one year after its issuance may be renewed for additional one-year periods and (B) five Business Days prior to the Revolving Credit Termination Date.

            (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

            (d) The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

            (e) Letters of Credit issued under the Existing Credit Agreement which are outstanding on the Restatement Closing Date shall be deemed to be Letters of Credit issued under this Agreement on the Restatement Closing Date.

      Section 3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Bank issue a Letter of Credit by delivering to the Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may reasonably request. Upon receipt of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Bank and the Borrower. The Issuing Bank shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

      Section 3.3 Participations and Payments in Respect of the Letters of
Credit.

            (a) The Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's L/C Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Bank thereunder.

            (b) Each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit for which the Issuing Bank is not reimbursed on the day of such payment in full by the Borrower in immediately available funds, such Revolving Credit Lender shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's L/C Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed. Each

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
L/C Participant's obligation to make each such payment to the Issuing Bank, and the Issuing Bank's right to receive the same, are absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limiting the effect of the foregoing, the occurrence or continuance of a Default or Event of Default or the failure of any other L/C Participant to make any payment under this Section 3.3, and each L/C Participant further agrees that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each L/C Participant shall indemnify and hold harmless the Issuing Bank from and against any and all losses, liabilities (including, without limitation, liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including reasonable attorneys' fees) resulting from any failure of such L/C Participant to provide, or from any delay in providing, the Issuing Bank with such L/C Participant's L/C Commitment Percentage of such payment in accordance with the provisions of this Section 3.3, but no L/C Participant shall be so liable for any such failure on the part of any other L/C Participant.

            (c) If any amount required to be paid by any L/C Participant to the Issuing Bank pursuant to subsection 3.3(a) in respect of any unreimbursed portion of any payment made by the Issuing Bank under any Letter of Credit is paid to the Issuing Bank within two Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal funds rate, as quoted by the Issuing Bank, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.3(a) is not in fact made available to the Issuing Bank by such L/C Participant within two Business Days after the date such payment is due, the Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Alternate Base Rate Loans hereunder. A certificate of the Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this Section 3.3 shall be conclusive in the absence of manifest error.

            (d) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.3(a), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

      Section 3.4 Fees, Commissions and Other Charges.

            (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank, a fronting fee with respect to each Letter of Credit for the period from and including the date of issuance thereof to but not including the Expiry Date thereof, computed at the rate of 1/8 of 1% per annum on the average daily amount of the undrawn and unexpired amount of such Letter of Credit. Such fronting fee shall be payable quarterly in advance on the date of issuance of each Letter of Credit and on the last day of each March, June, September and December thereafter, commencing June 30, 2001. Such fee shall be nonrefundable.

            (b) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank and the L/C Participants, a letter of credit commission with respect to each Letter of Credit for the period from and including the date of issuance thereof to but not including the Expiry Date thereof, computed at the rate of the then Applicable Margin for Eurodollar Loans per annum on the average daily amount of the undrawn and unexpired amount of such Letter of Credit. Such commission shall be payable to the L/C Participants to be shared ratably among them in accordance with their respective L/C Commitment Percentages. Such commission shall be payable quarterly in advance on the date of issuance of each Letter of Credit and on the last day of each March, June, September and December thereafter, commencing June 30, 2001. Such fee shall be nonrefundable.

            (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

            (d) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the L/C Participants all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this Section 3.4.

            (e) The fees and commissions described in the preceding paragraphs
(a) and (b) shall be based on a 360 day year. If any amounts in the preceding paragraphs (a) and (b) shall be payable on a day that is not a Working Day, such amount shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such amount into another calendar month in which event such amount shall be payable on the immediately preceding Working Day.

      Section 3.5 Reimbursement Obligation of the Borrower.

            (a) The Borrower agrees to reimburse the Issuing Bank on each date on which the Issuing Bank notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Bank for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

            (b) Unless otherwise notified by the Borrower, each drawing under a Letter of Credit shall constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 2.3 of Revolving Credit Loans which are Alternate Base Rate Loans in the amount of such drawing, subject to satisfaction of the conditions set forth in Section 6.2. The Borrowing Date with respect to such borrowing shall be the date of such drawing.

            (c) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section 3.5 from the date such amounts become payable (whether at stated

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
maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Revolving Credit Loans which are Alternate Base Rate Loans which were then overdue.

      Section 3.6 Obligations Absolute.

            (a) The Borrower's obligations under this Article III shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Bank or any beneficiary of any Letter of Credit.

            (b) The Borrower also agrees with the Issuing Bank that the Issuing Bank shall not be responsible for, and the Borrower's Reimbursement Obligations under subsection 3.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or
(iii) any claims whatsoever of the Borrower against any beneficiary of any Letter of Credit or any such transferee.

            (c) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

            (d) The Borrower agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence of willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Bank to the Borrower.

      Section 3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Bank shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Bank to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

      Section 3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

                                   ARTICLE IV
                          GENERAL PROVISIONS FOR LOANS

      Section 4.1 Optional and Mandatory Prepayments.

            (a) The Borrower may on the last day of any Interest Period with respect thereto (or at other times with the payment of applicable breakage costs), in the case of Eurodollar Loans, or at any time and from time to time, in the case of Alternate Base Rate Loans, prepay the Revolving Credit Loans, the Initial Term Loans, the Additional Term Loans of any series, or any combination thereof, in whole or in part, without premium or penalty (except as set forth in Section 4.1(e) below), upon at least four Business Days' irrevocable notice to the Administrative Agent, specifying (i) the date and amount of prepayment, (ii) whether the prepayment is of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each, (iii) whether the prepayment is of Revolving Credit Loans, Initial Term Loans, the Additional Term Loans of any series, or any combination thereof, and, if of a combination thereof, the amount allocable to each and (iv) if the prepayment includes Term Loans, the amount allocable, if any, to the Initial Term Loans or the Additional Term Loans of each series. Upon receipt of any such notice the Administrative Agent shall promptly notify each Applicable Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, with accrued interest to such date on the amount prepaid in the case of prepayment of Term Loans. Partial prepayments (x) of Revolving Credit Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof and (y) of any Term Loans shall be in an aggregate principal amount of $5,000,000 or a whole multiple thereof.

            (b) If on any date (including any date on which a certificate of a Responsible Officer of the Borrower is delivered pursuant to subsection 7.2(b)) the sum of the Aggregate Outstanding Revolving Credit Extensions of Credit then outstanding exceeds the then aggregate Revolving Credit Commitments, then, without notice or demand, the Borrower shall promptly prepay the Revolving Credit Loans in an amount equal to such excess. The Borrower may, subject to the terms and conditions of this Agreement, reborrow the amount of any prepayment made under this subsection 4.1(b).

            (c) The application of any prepayment of Initial Term Loans or Additional Term Loans of any series pursuant to subsection 4.1(a) shall be made to the remaining installments of such Initial Term Loans or Additional Term Loans of such series, as applicable, in the inverse order of their maturity.

            (d) The application of any prepayment pursuant to subsection 4.1(b) shall be made first to Alternate Base Rate Loans and second to Eurodollar Loans. Each prepayment of the Loans under subsection 4.1(b) (other than Alternate Base Rate Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

            (e) With respect to any optional prepayment made by the Borrower in connection with the Initial Term Loans on or before the first anniversary of the Restatement Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the applicable Initial Term Loan Lenders, a prepayment in an amount (including principal and premium) equal to 101% of the aggregate principal amount of the Initial Term Loans to be prepaid as set forth pursuant to the notice of prepayment provided to the Administrative Agent pursuant to Section 4.1(a) above plus all accrued, unpaid interest to the date of such prepayment.

      Section 4.2 Conversion and Continuation Options.

            (a) The Borrower may elect from time to time to convert Eurodollar Loans to Alternate Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Alternate Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Working Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Applicable Lender thereof. All or any part of outstanding Eurodollar Loans and Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, Section
4.3 shall not have been contravened and (iii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Revolving Credit Termination Date or applicable Term Loan Maturity Date, as applicable.

            (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a continuation is not appropriate, (ii) if, after giving effect thereto, Section 4.3 would be contravened or (iii) after the date that is one month prior to the Revolving Credit Termination Date or applicable Term Loan Maturity Date, as applicable, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Alternate Base Rate Loans on the last day of such then expiring Interest Period.

      Section 4.3 Minimum Amounts of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (a) the aggregate principal amount of the Loans comprising each Tranche shall be equal to $2,000,000 or a whole multiple of $100,000 in excess thereof, and (b) the number of Tranches then outstanding shall not exceed eight.

      Section 4.4 Interest Rates and Payment Dates.

            (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

            (b) Each Alternate Base Rate Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

            (c) If all or a portion of (i) the principal amount of any Loan,
(ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is the higher of (A) the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 4.4 plus 2% and (B) the Alternate Base Rate plus 1%, in each case from the date of such non-payment until such amount is paid in full (as well after as before judgment).

            (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section
4.4 shall be payable from time to time on demand.

            (e) With respect to any Initial Term Loan, whether an Alternate Base Rate Loan or a Eurodollar Loan, in the event that, on any date, (i) the Borrower's senior, long-term unsecured debt rating issued by S&P is less than BB+ and (ii) the Borrower's senior, long-term unsecured debt rating issued by Moody's is less than Ba2 or the Borrower's senior secured debt rating issued by Moody's is less than Ba1, then on such date the Applicable Margin with respect to Initial Term Loans that are Alternate Base Rate Loans shall be 3.25% per annum and the Applicable Margin for Initial Term Loans that are Eurodollar Loans shall be 4.50% per annum, which adjustment to the Applicable Margin for Initial Term Loans shall become effective on the date that such event occurs and the increase shall continue until the date upon which (x) the Borrower's senior, long-term unsecured debt rating issued by S&P is equal to or greater than BB+ and (y) the Borrower's senior, long-term unsecured debt rating issued by Moody's is equal to or greater than Ba2 or the Borrower's senior secured debt rating issued by Moody's is equal to or greater than Ba1, on which date the Applicable Margin for Initial Term Loans will return to 2.25% per annum for Alternate Base Rate Loans and 3.50% per annum for Eurodollar Loans.

      Section 4.5 Computation of Interest and Fees.

            (a) Interest on Alternate Base Rate Loans, commitment fees and interest on overdue interest, commitment fees and other amounts payable hereunder shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Interest on Eurodollar Loans shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

            (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 4.4(a).

      Section 4.6 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

            (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

            (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Alternate Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as Alternate Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Alternate Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

      Section 4.7 Pro Rata Treatment and Payments.

            (a) Each borrowing by the Borrower from the Revolving Credit Lenders hereunder, each payment by the Borrower on account of any commitment fee payable pursuant to Section 2.5 hereunder and any reduction of the Revolving Credit Commitments of the Lenders shall be made pro rata according to the respective Revolving Credit Commitment Percentages of the Revolving Credit Lenders. Each borrowing by the Borrower from the Term Loan Lenders hereunder with respect to the Initial Term Loans or Additional Term Loans of any series shall be made pro rata according to the respective Term Loan Commitment Percentages applicable to such Initial Term Loans or such Additional Term Loans of such Term Loan Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on (i) the Initial Term Loans or Additional Term Loans of any series shall be made pro rata according to the respective outstanding principal amounts of the Initial Terms Loans or the Additional Term Loans of such series then held by the Term Loan Lenders, or (ii) the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders. All payments (including prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 11.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Applicable Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension and with respect to payments of fees, such fees accruing during such extension shall be payable on the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Working Day, the maturity thereof shall be extended to the next succeeding Working Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Working Day.

            (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make the amount that would constitute its Applicable Percentage of the borrowing on such date available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Borrowing Date, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is made available to the Administrative Agent on a date after such Borrowing Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount of such Lender's Applicable Percentage of such borrowing, times (iii) a fraction the numerator of which is the number of days that elapse from and including such Borrowing Date to the date on which such Lender's Applicable Percentage of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 4.7 shall be conclusive in the absence of manifest error. If such Lender's Applicable Percentage of such borrowing is not in fact made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to Alternate Base Rate Loans hereunder, on demand, from the Borrower.

      Section 4.8 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Alternate Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.11.

      Section 4.9 Requirements of Law.

            (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section 4.10 and changes in the rate of tax on the overall net income of such Lender);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                  (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in the Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 4.9, it shall promptly notify the Borrower, through the Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section 4.9 submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

            (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

      Section 4.10 Taxes.

            (a) All payments made by the Borrower under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Administrative Agent, the Collateral Agent and each Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent, the Collateral Agent or such Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Administrative Agent, the Collateral Agent or such Lender (excluding a connection arising solely from the Administrative Agent, the Collateral Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Notes) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Administrative Agent, the Collateral Agent or any Lender hereunder or under the Notes, the amounts so payable to the Administrative Agent, the Collateral Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent, the Collateral Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account, for the account of the Collateral Agent or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent, the Collateral Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent, the Collateral Agent or any Lender as a result of any such failure. The agreements in this Section 4.10 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

            (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                  (i) deliver to the Borrower and the Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form W8-ECI or W8-BEN, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

                  (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                  (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form W8-ECI or W8-BEN, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to Section 11.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section 4.10, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

      Section 4.11 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan, (b) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

      Section 4.12 Lenders Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after it becomes aware that it has been or will be affected by the occurrence of an event or the existence of a condition described under Section 4.8 or subsection 4.9(a) or 4.10(a), it will, to the extent not inconsistent with such Lender's internal policies, use its best efforts (a) to provide written notice to the Borrower describing such condition and the anticipated effect thereof and (b) to make, fund or maintain the affected Eurodollar Loans of such Lender through another lending office of such Lender if as a result thereof the additional moneys which would otherwise be required to be paid in respect of such Loans pursuant to Section 4.8 or subsection 4.9(a) or 4.10(a) would be materially reduced or the illegality or other adverse circumstances which would otherwise require such payment pursuant to Section 4.8 or subsection 4.9(a) or 4.10(a) would cease to exist and if, as determined by such Lender, in its sole discretion, the making, funding or maintaining of such Loans through such other lending office would not otherwise adversely affect such Loans or such Lender. The Borrower hereby agrees to pay all reasonable expenses incurred by any Lender in utilizing another lending office of such Lender pursuant to this Section 4.12.

      Section 4.13 Acquisition; Disposition; Redesignation. If the Borrower or any of its Restricted Subsidiaries acquires any Acquired Business or makes any sale or disposition of any assets or property having a value in excess of $20,000,000 pursuant to subsection 8.6(b) or 8.6(e) or there is a Redesignation of any Subsidiary during any Calculation Period, Consolidated EBITDA, Consolidated Tangible Net Worth, Consolidated Interest Expense, Consolidated Total Senior Indebtedness and Consolidated Total Indebtedness for such Calculation Period will be determined on a pro forma basis as if such Acquired Business were acquired, such assets or property was sold or disposed of or such Redesignation occurred, on the first day thereof. Such pro forma adjustments will be subject to delivery to the Administrative Agent of a certificate of a Responsible Officer of the Borrower. Such certificate may be delivered at any time with respect to any Redesignation and at any time after the last day of the first fiscal quarter of the Borrower to end after the related acquisition date with respect to any Acquired Business or the related disposition date with respect to any such sale or disposition. Each such certificate shall be accompanied by supporting information and calculations with respect to each such Acquired Business, sale or disposition or Redesignation and such other information as any Lender, through the Administrative Agent, may reasonably request. For purposes of determining satisfaction of Section 6.2(d), effect shall be given on the date of determination to pro forma adjustments as described in this Section 4.13 with respect to any Acquired Business that has been acquired as of such date.

      Section 4.14 Redesignated Senior Indebtedness. The Borrower and the Co-Borrower hereby designate all Obligations of the Borrower and its Subsidiaries (including the Co-Borrower) under this Agreement and the other Loan Documents as Designated Senior Debt, as such term is defined in the Senior Subordinated Note Indentures.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

      To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

      Section 5.1 Financial Condition. The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 2001, and the related consolidated statements of operations and of cash flows for the fiscal year ended December 31, 2001, reported on by PricewaterhouseCoopers LLP, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the year then ended. The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 2002 and the related consolidated statements of operations and of cash flows for the six months ended June 30, 2002, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein and, with respect to the June 30, 2002 financial statements, for the absence of footnotes and year-end adjustments). Except as set forth on Schedule 5.1 or as permitted by subsection 8.4(c), neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth on Schedule 5.1, during the period from June 30, 2002 to and including the Restatement Closing Date there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at June 30, 2002.

      Section 5.2 No Change. Since December 31, 2001 (a) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect and (b) no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower except as permitted by Section 8.7, nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries.

      Section 5.3 Existence; Compliance with Law. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, and, where applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

      Section 5.4 Power; Authorization; Enforceable Obligations.

            (a) The Borrower has the power and authority, and the legal right, to make, deliver and perform this Agreement, the Notes and the other Loan Documents to which it is a party and to borrow hereunder and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement and the Notes and to authorize the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the Notes or the Applications. This Agreement has been, and each Note and the Applications will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each Note and each other Loan Document to which the Borrower is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (b) Each of the Subsidiary Guarantors has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which such Subsidiary Guarantor is a party. Each of the Loan Documents to which such Subsidiary Guarantor is a party will be duly executed and delivered on behalf of such Subsidiary Guarantor. Each Loan Document to which such Subsidiary Guarantor is a party will, when executed and delivered, constitute a legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      Section 5.5 No Legal Bar. The execution, delivery and performance of this Agreement, the Notes and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of any Loan Party, or, to the best knowledge of the Borrower, any Joint Venture any of the interests in which is owned by a Restricted Subsidiary, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

      Section 5.6 No Material Litigation. Except as set forth on Schedule 5.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries, or, to the best knowledge of the Borrower, any Joint Venture any of the interests in which is owned by a Restricted Subsidiary, or against any of its or their respective properties or revenues (a) with respect to this Agreement, the Notes or any of the other Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

      Section 5.7 No Default. No Loan Party, and, to the best knowledge of the Borrower, no Joint Venture any of the interests in which is owned by a Restricted Subsidiary, is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

      Section 5.8 Ownership of Property; Liens. Each of the Borrower and its Restricted Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property necessary for its operations as then conducted, and good title to, or a valid leasehold interest in, all its other property, and none of such property necessary for its operations as then conducted is subject to any Lien except as permitted by
Section 8.3.

      Section 5.9 Intellectual Property. The Borrower and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use of such Intellectual Property by the Borrower and its Restricted Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, do not have a Material Adverse Effect.

      Section 5.10 No Burdensome Restrictions. The Borrower, in good faith, does not believe any Requirement of Law or Contractual Obligation of the Borrower or any of its Restricted Subsidiaries could reasonably be expected to have a Material Adverse Effect.

      Section 5.11 Taxes. Each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

      Section 5.12 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

      Section 5.13 ERISA. No Loan Party has or is a party to, or has any matured or contingent obligations under, any Plans.

      Section 5.14 Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

      Section 5.15 Subsidiaries. The Persons set forth on Schedule 5.15 constitute all of the Subsidiaries of the Borrower, and all Joint Ventures in which the Borrower owns any interest, as of the Restatement Closing Date, and the percentage of the equity interests owned by the Borrower in each such Person as of such date. Except for Arizona Gas, EPN Arizona and MIAGS, each of the Subsidiaries listed on Schedule 5.15 is as of the Restatement Closing Date a Restricted Subsidiary.

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      Section 5.16 Purpose of Loans, Letters of Credit. The proceeds of the
Initial Term Loans shall be used by the Borrower (a) to refinance up to $160,000,000 of the existing Indebtedness of the Borrower and EPNHC and (b) for general corporate purposes. The proceeds of the Revolving Credit Loans shall be used by the Borrower (a) to refinance Indebtedness under the Existing Credit Agreement and (b) for general corporate purposes. The Letters of Credit shall be used for the purposes described in subsection 3.1(b). The proceeds of any series of Additional Term Loans shall be used for general corporate purposes, including, without limitation, the refinancing of any existing Indebtedness of the Borrower or EPNHC.

      Section 5.17 Environmental Matters. Except as set forth on Schedule 5.17:

            (a) To the best knowledge of the Borrower, the Properties do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) give rise to liability under, any Environmental Law, except in either case insofar as such violation or liability, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

            (b) To the best knowledge of the Borrower, the Properties and all operations at the Properties are in compliance, and have in the period commencing six months prior to the date hereof been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries or any Joint Venture (the "Business") which could materially interfere with the continued operation of any material Property or which could reasonably be expected to have a Material Adverse Effect.

            (c) Neither the Borrower nor any of its Subsidiaries nor, to the best knowledge of the Borrower, any Joint Venture has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or could reasonably be expected to result in the payment of a Material Environmental Amount.

            (d) To the best knowledge of the Borrower, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

            (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary, or, to the best knowledge of the Borrower, any Joint Venture, is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

            (f) To the best knowledge of the Borrower, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary or any Joint Venture, in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

            (g) There are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Loan Party, and no government actions have been taken or are in process which could subject any of such properties to such Liens and no Loan Party would be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it in any deed to such properties.

            (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of any Loan Party in relation to any properties or facility now or previously owned or leased by any Loan Party which have not been made available to the Lenders.

      Section 5.18 Accuracy and Completeness of Information. The factual statements contained in the financial statements (other than financial projections) referred to in Section 5.1, the Loan Documents, the Confidential Information Memorandum dated July 2002 and any other certificates or documents furnished or to be furnished (but only, with respect to documents furnished after the Restatement Closing Date, documents provided pursuant to subsection 7.2(d)) to the Administrative Agent or the Lenders from time to time in connection with this Agreement, taken as a whole, do not and will not, to the knowledge of the Borrower, as of the date when made, contain any untrue statement of a material fact or omit to state a material fact (other than omissions that pertain to matters of a general economic nature, matters generally known to the Administrative Agent or matters of public knowledge that generally affect any of the industry segments included in the Business of the Borrower, its Subsidiaries or any Joint Venture) necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made, such knowledge qualification being given only with respect to factual statements made by Persons other than the Borrower, and all financial projections contained in any such document or certificate have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable.

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
      Section 5.19 Security Documents. The Pledge Agreements are each effective to create in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a legal, valid and enforceable security interest in the respective Interests described therein and proceeds thereof, and the Pledge Agreements each constitute a fully perfected first Lien on, and security interest in, all right, title and interest of the Borrower and the Subsidiary Guarantors, respectively, in such Interests and Pledged Certificates described therein and in proceeds thereof superior in right to any other Person (subject to the Liens permitted pursuant to Section 8.3). Each Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a legal, valid and enforceable security interest in the respective collateral described therein and proceeds thereof, and the Security Agreements constitute fully perfected, first priority Liens on, and security interests in (subject to the Liens permitted pursuant to Section 8.3), all right, title and interest of the Borrower, EPEPC and the Subsidiary Guarantors in such collateral and the proceeds thereof superior in right to any other Person other than Liens permitted hereby.

      Section 5.20 Joint Venture Charters, G&A Agreement, etc.

            (a) As of the Restatement Closing Date, the Administrative Agent has received, with a copy for each Lender, a complete copy of each of the Joint Venture Charters of each Joint Venture any of the interests in which is owned by a Restricted Subsidiary and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof.

            (b) As of the Restatement Closing Date, the Administrative Agent has received a complete copy of the Partnership Agreement, the G&A Agreement and each credit agreement to which any Joint Venture any of the interests in which is owned by a Restricted Subsidiary is a party (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers, relating thereto and other side letters or agreements affecting the terms thereof (collectively, such agreements and documents described in paragraphs (a) and (b) of this Section
5.20 are referred to as the "Documents"). None of the Documents has been amended or supplemented, nor have any of the provisions thereof been waived, except (i) pursuant to a written agreement or instrument which has heretofore been consented to in writing by the Required Lenders or (ii) in accordance with the provisions of this Agreement.

            (c) Except as disclosed on Schedule 5.6, each of the Documents has been duly executed and delivered by each of the Borrower and its Subsidiaries party thereto and, to the Borrower's knowledge, by each of the other parties thereto, is in full force and effect and constitutes a legal, valid and binding enforceable obligation of each of the Borrower and its Subsidiaries party thereto and, to the Borrower's knowledge, each other party thereto. None of the Borrower or any of its Subsidiaries party to any of the Documents, is in default in the performance of any of its obligations thereunder in any material respect which would give any other party to such Document a right to accelerate payment of amounts due under, or terminate, such Document.

      Section 5.21 Senior Debt. The Obligations constitute "Senior Debt" of the Borrower under and as defined in the Senior Subordinated Note Indentures. The obligations of each

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
Subsidiary Guarantor under the Loan Documents to which it is a party constitute "Guarantor Senior Debt" of such Subsidiary Guarantor under and as defined in the Senior Subordinated Note Indentures.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

      Section 6.1 Conditions to Initial Extensions of Revolving Credit. The agreement of each Revolving Credit Lender to make the initial extension of revolving credit requested to be made by it was subject to the satisfaction, immediately prior to or concurrently with the making of such extension of credit on the Original Closing Date, of the following conditions precedent:

            (a) Loan Documents. The Administrative Agent shall have received (i) the Existing Credit Agreement, executed and delivered by a duly authorized officer of the Borrower and the Co-Borrower, (ii) for the account of each Revolving Credit Lender which requests the same, a Revolving Credit Note executed and delivered by a duly authorized officer of the Borrower and the Co-Borrower, and (iii) a confirmation of each of the Guarantees (as defined in the Existing Credit Agreement) and Security Documents (as defined in the Existing Credit Agreement), executed and delivered by a duly authorized officer of each Loan Party thereto and satisfactory in form to the Administrative Agent.

            (b) Related Agreements. The Administrative Agent shall have received true and correct copies, certified as to authenticity by the Borrower, of the Partnership Agreement (as defined in the Existing Credit Agreement), the certificate of limited partnership of the Borrower, the G&A Agreement, the letter agreement dated December 8, 2000, by and between El Paso and the Borrower relating to the purchase of designated transportation and fractionation assets of El Paso Field Services Company, the limited liability company agreement, or certificate of incorporation and by-laws, as the case may be, of each Subsidiary, the Joint Venture Charter of each Joint Venture and each agreement evidencing, securing or under which is issued Indebtedness of any of the Joint Ventures under their respective credit facilities, and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Joint Venture may be a party.

            (c) Borrowing Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated as of the Original Closing Date, substantially in the form of Exhibit L to the Existing Credit Agreement, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President of the Borrower and the Secretary or any Assistant Secretary of the Borrower.

            (d) Partnership Proceedings of the Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the General Partner authorizing on behalf of the Borrower (i) the execution, delivery and performance of the Existing Credit Agreement, the Revolving Credit Notes and the other Loan Documents (as defined in the Existing Credit Agreement) to which the Borrower is a party, (ii) the borrowings contemplated hereunder and

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
(iii) the granting by the Borrower of the Liens created pursuant to the Security Documents (as defined in the Existing Credit Agreement) to which it is a party, certified by the Secretary or an Assistant Secretary of the General Partner on behalf of the Borrower as of the Original Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (e) Borrowers' Incumbency Certificate. The Administrative Agent shall have received a certificate of the Borrower and the Co-Borrower, dated as of the Original Closing Date, as to the incumbency and signature of the officers of the Borrower and the Co-Borrower, respectively, executing any Loan Document (as defined in the Existing Credit Agreement), satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of the Borrower and the Co-Borrower, respectively.

            (f) Corporate Proceedings of Co-Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Co-Borrower authorizing (i) the execution, delivery and performance of the Loan Documents (as defined in the Existing Credit Agreement) to which the Co-Borrower is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents (as defined in the Existing Credit Agreement) to which it is a party, certified by the Secretary or an Assistant Secretary of the Co-Borrower as of the Original Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (g) Corporate Proceedings of EPEPC. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of EPEPC authorizing (i) the execution, delivery and performance of the Loan Documents (as defined in the Existing Credit Agreement) to which EPEPC is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents (as defined in the Existing Credit Agreement) to which it is a party, certified by the Secretary or an Assistant Secretary of EPEPC as of the Original Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (h) EPEPC Incumbency Certificate. The Administrative Agent shall have received a certificate of EPEPC, dated the Original Closing Date, as to the incumbency and signature of the officers of EPEPC executing any Loan Document (as defined in the Existing Credit Agreement), satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of EPEPC.

            (i) Proceedings of Subsidiaries. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Managing Member or the Board of Directors, as applicable, of each Subsidiary of the Borrower which is a party to a Loan Document (as defined in the Existing Credit Agreement) authorizing (i) the execution, delivery and performance of the Loan Documents (as defined in the Existing Credit Agreement) to which it is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents (as defined in the Existing Credit Agreement) to which it is a party, certified by the Secretary or an Assistant Secretary of such Subsidiary as of the Original Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (j) Subsidiary Incumbency Certificates. The Administrative Agent shall have received a certificate of each Subsidiary of the Borrower which is a Loan Party, dated the Original Closing Date, as to the incumbency and signature of the officers of such Subsidiary executing any Loan Document (as defined in the Existing Credit Agreement), satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

            (k) Corporate Documents. The Administrative Agent shall have received true and complete copies of the certificate of incorporation and by-laws of EPEPC and the Co-Borrower and the certificate of formation or certificate of incorporation, as the case may be, of each Subsidiary of the Borrower, certified as of the Original Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of EPEPC, the Co-Borrower or such Subsidiary, as the case may be.

            (l) Consents, Licenses and Approvals. The Administrative Agent shall have received, with a counterpart for each Revolving Credit Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in Section 5.4, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

            (m) Fees. The Administrative Agent and each Revolving Credit Lender shall have received the fees to be received on the Original Closing Date as separately agreed to between each of them and the Borrower.

            (n) Legal Opinion. The Administrative Agent shall have received, with a counterpart for each Revolving Credit Lender, the executed legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent and each Revolving Credit Lender in form and substance reasonably satisfactory to the Administrative Agent.

            (o) Pledged Stock; Stock Powers. The Administrative Agent shall have received the certificates, if any, representing the shares and limited liability company interests pledged pursuant to each of the Pledge Agreements (as defined in the Existing Credit Agreement), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof. Each Instruction to Register Pledge referred to in such Pledge Agreements (as defined in the Existing Credit Agreement) shall have been delivered to the Borrower and its Subsidiaries, and each Initial Transaction Statement referred to in such Pledge Agreements (as defined in the Existing Credit Agreement) shall have been delivered to the Administrative Agent, as are required by any of the Pledge Agreements (as defined in the Existing Credit Agreement).

            (p) Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly completed financing statements on form UCC-1 and amendments to financing statements on form UCC-3, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents (as defined in the Existing Credit Agreement) shall have been completed.

            (q) Insurance.

                  (i) The Administrative Agent shall have received evidence in form and substance satisfactory to it and all of the requirements of Section 7.5 shall have been satisfied.

                  (ii) The Revolving Credit Lenders shall have received a schedule detailing, and shall be satisfied with, the amount, coverage and carriers of the insurance carried by the Borrower, the Restricted Subsidiaries and EPEPC.

            (r) Good Standing Certificates. The Administrative Agent shall have received copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Borrower and each other Loan Party in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, partnership or limited liability company, as the case may be.

            (s) Senior Subordinated Notes. The Borrower shall have reasonably demonstrated to the Administrative Agent, in a certificate delivered by a Responsible Officer of the Borrower, that the Obligations and the guarantees thereof under the Loan Documents (as defined in the Existing Credit Agreement) are permitted under the Senior Subordinated Note Indentures and constitute "Senior Debt," as applicable, under the Senior Subordinated Note Indentures.

            (t) Litigation, Etc. No suit, action, investigation, inquiry or other proceeding (including, without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with any Loan Document (as defined in the Existing Credit Agreement) or any of the transactions contemplated hereby or thereby or (ii) which, in any such case could have a Material Adverse Effect.

            (u) Consents. All material governmental and third party approvals (or arrangements satisfactory to the Revolving Credit Lenders in lieu of such approvals) necessary or advisable in connection with the transactions and financings contemplated hereby and by the other Loan Documents (as defined in the Existing Credit Agreement) and the continuing operations of the Borrower, the Subsidiaries and the Joint Ventures (including, without limitation, any consent of other partners of and lenders to any Joint Venture) shall have been obtained and be in full force and effect.

            (v) Material Adverse Effect. No event which has or could have a Material Adverse Effect shall have occurred.

            (w) Financial Statements. The Administrative Agent shall have received, with a counterpart for each Revolving Credit Lender, complete copies of the financial statements described in Section 5.1 of the Existing Credit Agreement.

            (x) Commodity Hedging Program. The Administrative Agent shall have received, with a counterpart for each Revolving Credit Lender, a report on the status of the Commodity Hedging Programs of the Borrower covering the Borrower's interest in production from the Subject Properties in amounts and for periods reasonably satisfactory to the Administrative Agent.

            (y) Accrued Interest and Fees. The Borrower shall have paid to the Administrative Agent all unpaid interest, commitment fees and letter of credit commissions accrued under the Existing Credit Agreement (as defined in the Existing Credit Agreement) through the Original Closing Date.

            (z) Reallocation of Revolving Credit Loans; Assignments. The Revolving Credit Lenders shall have reallocated the Revolving Credit Loans outstanding under the Existing Credit Agreement (as defined in the Existing Credit Agreement) immediately prior to the Original Closing Date, and the Revolving Credit Lenders and the lenders under the Existing Credit Agreement (as defined in the Existing Credit Agreement) shall be deemed to have made such assignments of the Revolving Credit Commitments among themselves, as directed by the Administrative Agent in order to reflect the Revolving Credit Commitments under the Existing Credit Agreement (as defined herein).

            (aa) Additional Matters. All corporate, company, partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) shall be reasonably satisfactory in form and substance to the Revolving Credit Lenders, and the Revolving Credit Lenders shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as any of them shall reasonably request.

      Section 6.2 Conditions to Each Extension of Revolving Credit. The agreement of each Revolving Credit Lender to make any extension of revolving credit (including the renewal or extension of a Letter of Credit) requested to be made by it on any date (including, without limitation, its initial extension of revolving credit) is subject to the satisfaction of the following conditions precedent:

            (a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

            (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

            (c) Additional Matters. The Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or by the other Loan Documents as it shall reasonably request.

            (d) Financial Covenants. At the time of and immediately after giving effect to such extension of credit, (i) the ratio of (A) Consolidated Total Senior Indebtedness at such date to (B) the Consolidated EBITDA for the most recent Calculation Period shall not exceed 3.25 to 1.0. and (ii) the ratio of
(X) Consolidated Total Indebtedness at such date to (Y) the Consolidated EBITDA for the most recent Calculation Period shall not exceed 5.0 to 1.0.Each borrowing of a Revolving Credit Loan by the Borrower hereunder, and each issuance or renewal or extension of a Letter of Credit hereunder, shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 6.2 have been satisfied; provided that with respect to paragraph (d) above, such representation and warranty shall be made by the Borrower in good faith based upon assumptions believed by the Borrower to be reasonable.

      Section 6.3 Conditions Precedent to Making the Initial Term Loans. The agreement of each Initial Term Loan Lender to make the Initial Term Loans on the Restatement Closing Date and the closing and effectiveness of this Agreement is subject to the satisfaction, immediately prior to or concurrently with the making of such Term Loans on the Restatement Closing Date, of the following conditions precedent:

            (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower and the Co-Borrower, (ii) for the account of each Initial Term Loan Lender which requests the same, an Initial Term Loan Note executed and delivered by a duly authorized officer of the Borrower, (iii) the Subsidiaries Guarantee, the Subsidiary Security Agreement, and Subsidiary Pledge Agreement executed and delivered by a duly authorized officer of each Loan Party thereto, (iv) the EPEPC Guarantee, EPEPC Security Agreement, Borrower Pledge Agreement and Borrower Security Agreement, executed and delivered by a duly authorized officer of each Loan Party thereto and (v) such additional security documents reasonably requested by the Administrative Agent.

            (b) EPNHC Credit Agreement. The Administrative Agent shall have received a certified copy of (i) the EPNHC Credit Agreement and (ii) the Borrower Guarantee.

            (c) Intercreditor Agreement. The Administrative Agent shall have received the Intercreditor Agreement, executed and delivered by a duly authorized officer of each party thereto.

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            (d) EPNHC Revolving Credit Loans. The Administrative Agent shall have received satisfactory evidence as to the termination of all revolving credit commitments under the Existing EPNHC Credit Agreement and the repayment of all revolving credit loans outstanding thereunder.

            (e) Related Agreements. The Administrative Agent shall have received true and correct copies, certified as to authenticity by the Borrower, of the Partnership Agreement, the certificate of limited partnership of the Borrower, the G&A Agreement, the limited liability company agreement, or certificate of incorporation and by-laws, as the case may be, of each Subsidiary, the Joint Venture Charter of each Joint Venture and each agreement evidencing, securing or under which is issued Indebtedness of any of the Joint Ventures under their respective credit facilities, and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Joint Venture may be a party.

            (f) Borrowing Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the Restatement Closing Date, substantially in the form of Exhibit L hereto, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President of the Borrower and the Secretary or any Assistant Secretary of the Borrower.

            (g) Partnership Proceedings of the Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the General Partner authorizing on behalf of the Borrower (i) the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower is a party, (ii) the borrowings contemplated hereunder and (iii) the granting by the Borrower of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of the General Partner on behalf of the Borrower as of the Restatement Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (h) Borrowers' Incumbency Certificate. The Administrative Agent shall have received a certificate of the Borrower and the Co-Borrower, dated the Restatement Closing Date, as to the incumbency and signature of the officers of the Borrower and the Co-Borrower, respectively, executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of the Borrower and the Co-Borrower, respectively.

            (i) Corporate Proceedings of Co-Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Co-Borrower authorizing (i) the execution, delivery and performance of the Loan Documents to which the Co-Borrower is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the

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
Secretary or an Assistant Secretary of the Co-Borrower as of the Restatement Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (j) Corporate Proceedings of EPEPC. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of EPEPC authorizing (i) the execution, delivery and performance of the Loan Documents to which EPEPC is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of EPEPC as of the Restatement Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (k) EPEPC Incumbency Certificate. The Administrative Agent shall have received a certificate of EPEPC, dated the Restatement Closing Date, as to the incumbency and signature of the officers of EPEPC executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of EPEPC.

            (l) Proceedings of Subsidiaries. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Managing Member or the Board of Directors, as applicable, of each Subsidiary of the Borrower which is a party to a Loan Document authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of such Subsidiary as of the Restatement Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (m) Subsidiary Incumbency Certificates. The Administrative Agent shall have received a certificate of each Subsidiary of the Borrower which is a Loan Party, dated the Restatement Closing Date, as to the incumbency and signature of the officers of such Subsidiary executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

            (n) Corporate Documents. The Administrative Agent shall have received true and complete copies of the certificate of incorporation and by-laws of EPEPC and the Co-Borrower and the certificate of formation or certificate of incorporation, as the case may be, of each Subsidiary of the Borrower, certified as of the Restatement Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of EPEPC, the Co-Borrower or such Subsidiary, as the case may be.

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
            (o) Consents, Licenses and Approvals. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in Section 5.4, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

            (p) Fees. The Borrower shall have paid to (i) the Administrative Agent and each Lender the fees to be received on the Restatement Closing Date as separately agreed to between each of them and the Borrower and (ii) the Administrative Agent all then due and payable interest, commitment fees and letter of credit commissions accrued under the Existing Credit Agreement through the Restatement Closing Date.

            (q) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, (i) the executed legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Borrower and the other Loan Parties, and (ii) the executed legal opinion of Robert W. Baker, Esq., in house counsel to the Borrower and the other Loan Parties as to certain matters, each addressed to the Administrative Agent, the Collateral Agent and each Lender in form and substance reasonably satisfactory to the Administrative Agent.

            (r) Actions to Perfect Liens. The Collateral Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly completed financing statements on form UCC-1 and amendments to financing statements on form UCC-3, necessary or, in the opinion of the Collateral Agent, desirable to perfect the Liens created by the Security Documents shall have been completed and the Collateral Agent shall have received from the EPN Group Administrative Agents each of the certificates, if any, representing the shares and limited liability company interests pledged pursuant to each of the Pledge Agreements , together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

            (s) Good Standing Certificates. The Administrative Agent shall have received copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Borrower and each other Loan Party in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, partnership or limited liability company, as the case may be.

            (t) Senior Subordinated Notes. The Borrower shall have reasonably demonstrated to the Administrative Agent, in a certificate delivered by a Responsible Officer of the Borrower, that the Obligations and the guarantees thereof under the Loan Documents and the EPNHC Loan Obligations and the guarantees thereof under the EPNHC Loan Documents are permitted under the Senior Subordinated Note Indentures and constitute "Senior Debt" or "Guarantor Senior Debt," as applicable, under the Senior Subordinated Note Indentures.

            (u) Litigation, Etc. Except as disclosed in Schedule 5.6, no suit, action, investigation, inquiry or other proceeding (including, without limitation, the enactment or

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
promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with any Loan Document or any of the transactions contemplated hereby or thereby or (ii) which, in any such case could have a Material Adverse Effect.

            (v) Consents. All material governmental and third party approvals (or arrangements satisfactory to the Lenders in lieu of such approvals) necessary or advisable in connection with the transactions and financings contemplated hereby and by the other Loan Documents and the continuing operations of the Borrower, the Restricted Subsidiaries and the Joint Ventures (including, without limitation, any consents of other partners of and lenders to any Joint Venture) shall have been obtained and be in full force and effect.

            (w) Material Adverse Effect. No event which has or could have a Material Adverse Effect shall have occurred.

            (x) Financial Statements. The Administrative Agent shall have received, with a counterpart for each Lender, complete copies of the financial statements described in Section 5.1.

            (y) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

            (z) EPNHC Letters of Credit. If any Letters of Credit (as defined in the Existing EPNHC Credit Agreement) shall have been issued under the Existing EPNHC Credit Agreement, any such Letter of Credit shall have been surrendered by the beneficiary in exchange for a like Letter of Credit issued under this Agreement.

            (aa) Additional Matters. All corporate, company, partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement, the other Loan Documents and the EPNHC Loan Documents shall be reasonably satisfactory in form and substance to the Lenders, and the Lenders shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as any of them shall reasonably request.

      Section 6.4 Conditions Precedent to Making the Additional Term Loans. The agreement of each Additional Term Loan Lender to make on any Additional Term Loan Closing Date any Additional Term Loans pursuant to a Term Loan Addendum is subject to the satisfaction, immediately prior to or concurrently with the making of such Additional Term Loans, of the following conditions precedent:

            (a) Term Loan Addendum. The Administrative Agent shall have received
(i) a Term Loan Addendum, executed and delivered by a duly authorized officer of the Borrower and the Co-Borrower, (ii) for the account of each Additional Term Loan Lender which requests the same, an Additional Term Loan Note executed and delivered by a duly authorized officer of the Borrower, (iii) a confirmation of each of the Guarantees and Security Documents substantially in

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the form of Exhibit C hereto, executed and delivered by a duly authorized officer of each Loan Party and (iv) such additional security documents reasonably requested by the Administrative Agent.

            (b) Borrowing Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the Restatement Closing Date, substantially in the form of Exhibit L hereto, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President of the Borrower and the Secretary or any Assistant Secretary of the Borrower.

            (c) Partnership Proceedings of the Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the General Partner authorizing on behalf of the Borrower (i) the execution, delivery and performance of the Term Loan Addendum, each Additional Term Loan Note delivered pursuant to Section 6.4(a) and the other Loan Documents to which the Borrower is a party, (ii) the borrowings contemplated under the Term Loan Addendum and (iii) the confirmation by the Borrower of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of the General Partner on behalf of the Borrower as of the closing date for such series of Additional Term Loans, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (d) Borrowers' Incumbency Certificate. The Administrative Agent shall have received a certificate of the Borrower and the Co-Borrower, dated as of the closing date for such series of Additional Term Loans, as to the incumbency and signature of the officers of the Borrower and the Co-Borrower, respectively, executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of the Borrower and the Co-Borrower, respectively.

            (e) Corporate Proceedings of Co-Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Co-Borrower authorizing (i) the execution, delivery and performance of the Term Loan Addendum, each Additional Term Loan Note delivered pursuant to Section 6.4(a) and the other Loan Documents to which the Co-Borrower is a party, and
(ii) the confirmation by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of the Co-Borrower as of the closing date for such series of Additional Term Loans, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (f) Fees. The Borrower shall have paid to (i) the Administrative Agent and each Additional Term Loan Lender the fees to be received on the closing date for such series of Additional Term Loans, as separately agreed to between each of them and the Borrower and (ii)

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the Administrative Agent all unpaid interest, commitment fees and letter of credit commissions accrued under this Agreement through the closing date for such series of Additional Term Loans.

            (g) Good Standing Certificates. The Administrative Agent shall have received copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Borrower and each other Loan Party in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, partnership or limited liability company, as the case may be.

            (h) Consents, Licenses and Approvals. The Administrative Agent shall have received, with a counterpart for each Additional Term Loan Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in Section 5.4 not previously delivered, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

            (i) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

            (j) Additional Matters. The Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated by the Term Loan Addendum or by the other Loan Documents as it shall reasonably request.

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

      The Borrower hereby agrees that, so long as the Revolving Credit Commitments remain in effect, any Term Loan, Note or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall and (except in the case of delivery of financial information, reports, and notices) shall cause each of its Restricted Subsidiaries and, with respect to Section 7.11, each of its Unrestricted Subsidiaries, to:

      Section 7.1 Financial Statements. Furnish to the Administrative Agent, with copies for the Lenders and the Collateral Agent:

            (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing;

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
            (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated and consolidating financial statements of the Borrower and its consolidated Subsidiaries (subject to normal year-end audit adjustments);

            (c) concurrently with the delivery of the financial statements for any fiscal year described in paragraph (a) of this Section 7.1, the unaudited consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related unaudited consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidating financial statements of the Borrower and its consolidated Subsidiaries;

            (d) as soon as available, but in any event within 120 days after the end of each fiscal year of each material Joint Venture any of the interests in which is owned by a Restricted Subsidiary, a copy of the audited balance sheet of such Joint Venture, as at the end of such year and the related unaudited statements of income and retained earnings and of cash flows of such Joint Venture, for such year, setting forth in each case in a comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing; and

            (e) concurrently with the delivery of the financial statements referred to in subsection 7.1(b), the unaudited balance sheet of each Joint Venture any of the interests in which is owned by a Restricted Subsidiary, as at the end of each such quarter of such Joint Venture, and the related unaudited consolidated statements of income and retained earnings and of cash flows of such Joint Venture, for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, in each case received by the Borrower or any of its Subsidiaries during such fiscal quarter;

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and (except for the financial statements of any Joint Venture) in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein and, with respect to unaudited interim financial statements, for the absence of footnotes and year-end adjustments).

      Section 7.2 Certificates; Other Information. Furnish to the Administrative Agent, with copies for the Lenders and the Collateral Agent:

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            (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default relating to accounting issues, except as specified in such certificate;

            (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and 7.1(b), a certificate of a Responsible Officer of the Borrower, (i) stating that, to the best of such Officer's knowledge, the Borrower and its Subsidiaries during such period have observed or performed all of their respective covenants and other agreements, and satisfied every condition, contained in this Agreement, the Notes and the other Loan Documents to be observed, performed or satisfied by them, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and (ii) setting forth in reasonable detail the calculation of the covenants set forth in Section 8.1 for the Calculation Period ending on the last day of such fiscal quarter;

            (c) not later than thirty days after the beginning of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

            (d) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to the holders of its Capital Stock, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

            (e) upon the request of any Lender, and to the extent the same have been received by the Borrower or any of its Subsidiaries, a copy of the projections by each Joint Venture any of the interests in which is owned by a Restricted Subsidiary, as the case may be, of the operating budget and cash flow budget of such Joint Venture for the succeeding fiscal year;

            (f) upon the request of any Lender, and to the extent the same have been received by the Borrower or any of its Subsidiaries, within thirty days of the end of each of the quarterly periods of each fiscal year of each Joint Venture any of the interests in which is owned by a Restricted Subsidiary, a list of all shippers that have used such Joint Venture during such quarterly period and the volumes and revenues attributable to each such shipper;

            (g) upon the request of any Lender, and to the extent the same have been received by the Borrower or any of its Subsidiaries, copies of all compliance certificates delivered by each Joint Venture any of the interests in which is owned by a Restricted Subsidiary, pursuant to any credit agreement to which such Joint Venture is a party;

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
            (h) upon the request of any Lender, within five days after the same are received by the Borrower, a copy of any FERC Form 2 for any Joint Venture any of the interests in which is owned by a Restricted Subsidiary;

            (i) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate signed by the President, Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Borrower in the form of Exhibit N hereto. Further, if requested by the Required Lenders (by notice to the Administrative Agent, which will give notice of such request to the Borrower and each Lender), the Borrower shall permit and cooperate with an environmental and safety review made in connection with the operations of Borrower's properties once during each fiscal year of the Borrower, by independent environmental consultants chosen by the Borrower and acceptable to the Required Lenders, which review shall, if requested by such Lender or Lenders, be arranged and supervised by environmental legal counsel for the Lenders, all at the Borrower's cost and expense. The consultant shall render a verbal or written report, as specified by the Lenders, based upon such review, at the Borrower's cost and expense. Notwithstanding anything in this paragraph
(i) to the contrary, the maximum amount of cost and expense for which the Borrower shall be responsible with respect to any such review in any fiscal year shall be $25,000;

            (j) promptly upon the knowledge of any Responsible Officer of the Borrower, a notice of any material change in EPEPC's percentage ownership of the Capital Stock of the Borrower, including, without limitation, any change resulting from any contribution by or on behalf of EPEPC for which it receives equity or any issuance of additional Units (other than the issuance of Units pursuant to exercises of options or other derivative securities granted to current or former employees of the Borrower or the El Paso Group);

            (k) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and 7.1(b), a throughput report setting forth the throughputs of each pipeline owned by the Borrower or any Restricted Subsidiary; and

            (l) promptly, such additional financial and other information concerning any Loan Party, any Unrestricted Subsidiary or any Joint Venture as any Lender may from time to time reasonably request.

      Section 7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be, and except where the failure to so pay, discharge or satisfy such obligations could not reasonably be expected to have a Material Adverse Effect.

      Section 7.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

      Section 7.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property and its business in at least such amounts and against at least such risks (but including in any event fire, casualty, public liability, environmental liability and product liability) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried. Upon demand by any Lender (by notice to the Administrative Agent, which shall give notice of such demand to the Borrower and each Lender) any insurance policies covering Collateral shall be endorsed to provide that such policies may not be cancelled or reduced or affected in any material manner for any reason without 15 days prior notice to the Lenders. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, at all times maintain liability and other insurance in accordance with and in the amounts set forth on the schedule delivered pursuant to subsection 6.1(p)(ii), which insurance shall be by financially sound and reputable insurers.

      Section 7.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and accounts in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Restricted Subsidiaries with officers and employees of the Borrower and its Restricted Subsidiaries and with its independent certified public accountants.

      Section 7.7 Notices. Promptly give notice to the Administrative Agent, the Collateral Agent and each Lender of:

            (a) the occurrence of any Default or Event of Default;

            (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

            (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

            (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal

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from, or the termination, Reorganization or Insolvency of, any Multiemployer
Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

            (e) any development or event which could reasonably be expected to have a Material Adverse Effect or cause the incurrence of an environmental liability in excess of the Material Environmental Amount.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

      Section 7.8 Environmental Laws.

            (a) Comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

            (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect; and

            (c) Defend, indemnify and hold harmless the Administrative Agent, the Collateral Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements and damages, and reasonable costs and expenses, of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, REGARDLESS OF WHETHER OR NOT SUCH INDEMNIFIED LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF THE PARTY SEEKING INDEMNIFICATION THEREFORE; provided that the Borrower shall have no obligation hereunder to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

      Section 7.9 Maintenance of Liens of the Security Documents. Promptly, upon the request of the Collateral Agent, at the Borrower's expense, execute, acknowledge and deliver, or

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cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by the Collateral Agent necessary or desirable for the continued validity, perfection and priority of the Liens on the collateral covered thereby.

      Section 7.10 Pledge of After-Acquired Property.

            (a) With respect to any right, title or interest of any Loan Party in any Capital Stock or other property of a type subject to the Security Documents and acquired after the Restatement Closing Date, promptly grant or cause to be granted to the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a first Lien of record on all such Capital Stock and property (other than such Capital Stock and property subject to (i) prior Liens in existence at the time of acquisition thereof and not created in anticipation of such acquisition, in which case the Lien of the Lenders shall be of such priority as is permitted by such prior Lien and (ii) other Liens that are expressly permitted by this Agreement), upon terms substantially the same as those set forth in the Security Documents, and satisfy the conditions with respect thereto set forth in Section 6.1 and 6.3. The Borrower, at its own expense, shall execute, acknowledge and deliver, or cause its Restricted Subsidiaries to execute, acknowledge and deliver, and thereafter register, file or record, or cause its Restricted Subsidiaries to register, file or record, in an appropriate governmental office, any document or instrument deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens and deliver Uniform Commercial Code searches in jurisdictions requested by the Collateral Agent with respect to such Capital Stock and other property and legal opinions requested by the Collateral Agent and shall pay, or cause to be paid, all taxes and fees related to such registration, filing or recording.

            (b) With respect to any new Restricted Subsidiary created or acquired after the Restatement Closing Date by the Borrower, promptly cause such Restricted Subsidiary to execute and deliver to the Administrative Agent the Subsidiary Guarantee, and, if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to such Restricted Subsidiary and the Subsidiary Guarantee, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

            (c) Notwithstanding anything to the contrary in any Loan Document, neither the Borrower nor any Restricted Subsidiary shall be obligated to (a) pledge under the Loan Documents any of its equity interest in any Joint Venture if such pledge is prohibited by any Contractual Obligation or (b) pledge under the Loan Documents any of its real property except to the extent of any fixtures as and to the extent specified in the Security Agreements.

            (d) Notwithstanding anything to the contrary in any Loan Document, if the Borrower or any Restricted Subsidiary has pledged its interest in any Joint Venture and the Borrower or such Restricted Subsidiary desires to make a contribution of or investment with such interest to or in a second Joint Venture in accordance with subsection 8.8(f), the Lien held by the Lenders upon such interest shall terminate as long as the interest held by the Borrower or Restricted Subsidiary in the second Joint Venture shall be subject to a Lien under the Loan

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Documents in accordance with subsection 8.8(f) unless otherwise agreed by the
Required Lenders.

      Section 7.11 Agreements Respecting Unrestricted Subsidiaries.

            (a) Operate each Unrestricted Subsidiary in such a manner as to make it apparent to all creditors of such Unrestricted Subsidiary that such Unrestricted Subsidiary is a legal entity separate and distinct from the Borrower or any Restricted Subsidiary and as such is solely responsible for its debts, and such manner shall include, but shall not be limited to, the maintenance of a separate board of directors for such Unrestricted Subsidiary.

            (b) In connection with any Indebtedness, Guarantee Obligations or other obligations incurred by each Unrestricted Subsidiary, (i) incur such Indebtedness only on a basis which does not permit, allow or provide for recourse to the Borrower or any Restricted Subsidiary, and (ii) incur any such Indebtedness, Guarantee Obligations or other obligations in excess of $500,000 only under a loan agreement, note, lease, instrument or other contractual obligation that expressly states that such Indebtedness is being incurred by such Unrestricted Subsidiary on a basis which is non-recourse to the Borrower and its Restricted Subsidiaries, provided that no such agreement, note, lease, instrument or other Obligation shall be required to include such statement if such agreement, note, lease, instrument or other obligation was in effect on the date such Subsidiary became an Unrestricted Subsidiary.

            (c) Notwithstanding any provision of the Loan Documents to the contrary (i) the Borrower and the Restricted Subsidiaries may incur Guarantee Obligations supporting obligations of Gateway that were assumed by it from Delos in connection with its formation and the Marco Polo Financing and (ii) the Borrower and the Restricted Subsidiaries may incur Guarantee Obligations (including Guarantee Obligations of which any lenders under the Marco Polo Financing Documents are the beneficiaries) consisting of guarantees of performance obligations of Unrestricted Subsidiaries as long as such guarantees do not constitute guarantees of payment.

      Section 7.12 Joint Venture Charters, G&A Agreement, etc. Deliver to the Administrative Agent (a) any amendments to the Documents previously delivered, written waivers relating thereto and other side letters or agreements in writing affecting the terms thereof and (b) any Documents relating to any new Joint Venture any of the interests in which is owned by a Restricted Subsidiary.

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

      The Borrower hereby agrees that, so long as the Revolving Credit Commitments remain in effect, any Loan, Note or Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall not, and (except with respect to Section 8.1) shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

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      Section 8.1 Financial Condition Covenants.

            (a) Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than $447,000,000 plus 75% of the Net Equity Proceeds received by the Borrower from the sale or issuance of any equity securities (including the Units) by the Borrower on and after the Restatement Closing Date;

            (b) Interest Coverage Ratio. Permit for any Calculation Period the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period to be less than 2.0 to 1.0;

            (c) Senior Leverage Ratio. Permit, on the last day of any fiscal quarter of the Borrower, the ratio of (x) Consolidated Total Senior Indebtedness at such date to (y) the Consolidated EBITDA for the Calculation Period ending on such date to exceed 3.25 to 1.0; or

            (d) Leverage Ratio. Permit, on the last day of any fiscal quarter of the Borrower, the ratio of (x) Consolidated Total Indebtedness at such date to
(y) the Consolidated EBITDA for the Calculation Period ending on such date to exceed 5.0 to 1.0.

      Section 8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

            (a) Indebtedness of the Borrower and its Subsidiaries under the Loan Documents;

            (b) Indebtedness of the Borrower to any Subsidiary Guarantor, and of any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor;

            (c) Indebtedness permitted pursuant to Sections 8.3 and 8.8;

            (d) Indebtedness of the Borrower and the Co-Borrower in respect of the Senior Subordinated Notes;

            (e) Indebtedness incurred pursuant to any Hedge Agreement to the extent permitted by Section 8.22;

            (f) Indebtedness (i) of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of the Borrower or any Restricted Subsidiary or (ii) to which any asset is subject existing at the time such asset is acquired by the Borrower or any Restricted Subsidiary; provided that (A) no Default shall have occurred and be continuing at the time of, or after giving effect to, the incurring of such Indebtedness and (B) after giving effect to the incurrence of such Indebtedness the Borrower would be in pro forma compliance with the covenants set forth in Section 8.1;

            (g) other unsecured Indebtedness of the Borrower in an aggregate principal amount not to exceed $10,000,000 outstanding at any time less the aggregate amount of Guarantee Obligations incurred pursuant to subsection 8.4(f) then outstanding;

            (h) Indebtedness consisting of Guarantee Obligations permitted by subsections 8.4(e), (f), (g) and (i); and

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            (i) Indebtedness of EPNHC consisting of the EPNHC Loan Obligations, including term loans evidenced by and pursuant to the EPNHC Credit Agreement in an aggregate principal amount not to exceed $160,000,000.

      Section 8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

            (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Restricted Subsidiaries, as the case may be, in conformity with GAAP;

            (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

            (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

            (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

            (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Restricted Subsidiary;

            (f) Liens created pursuant to construction, operating, farmout and maintenance agreements, space lease agreements, Joint Venture Charters and related documents (to the extent requiring a Lien on the equity interest of the Borrower or any Restricted Subsidiary, as the case may be, in the applicable Joint Venture is required thereunder), division orders, contracts for sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements and other similar agreements, in each case having ordinary and customary terms and entered into in the ordinary course of business by the Borrower and its Restricted Subsidiaries;

            (g) additional Liens securing Indebtedness and other obligations not to exceed $1,000,000 at any one time outstanding;

            (h) the Borrower and its Restricted Subsidiaries may pledge on a non-recourse basis their equity interest in Gateway to secure Indebtedness of Gateway under the Marco Polo Financing Documents;

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
            (i) Liens on the Collateral securing the EPNHC Loan Obligations permitted by Section 8.2(i) and the Guarantee Obligations permitted by subsections 8.4(g) and 8.4(i) on a pari passu basis with the Liens on the Collateral securing the Obligations and guarantees thereof, subject to the Intercreditor Agreement;

            (j) Liens created pursuant to the Loan Documents;

            (k) Liens securing Indebtedness permitted under Section 8.2(b) to the extent that such Liens arise as a result of the consummation by the Borrower and its Subsidiaries of the Chaco Transactions; and

            (l) Liens securing Indebtedness permitted under Section 8.2(f), provided that (i) such Liens are not created in contemplation of or in connection with (A) any Person being merged with or into or becoming a Subsidiary of the Borrower or any Restricted Subsidiary as described in Section 8.2(f)(i),or (B) any asset being acquired by the Borrower or any Restricted Subsidiary as described in Section 8.2(f)(ii), as the case may be, (ii) such Liens shall secure only those obligations which such Liens secure on the date on which (A) such Person merges into or becomes a Subsidiary of the Borrower or any Restricted Subsidiary or (B) such asset is acquired by the Borrower or any Restricted Subsidiary, as the case may be, and any refinancing, refunding or replacement of such obligations (provided that such refinancing, refunding or replacement does not result in an increase in the amount of such obligations), and (iii) such Liens shall not apply to any property or assets of the Borrower or any of its Subsidiaries or any Restricted Subsidiary other than property or assets as to which a Lien has been granted prior to the date on which (A) such Person merges into or becomes a Subsidiary or the Borrower or any Restricted Subsidiary or (B) such asset is acquired by the Borrower or any Restricted Subsidiary, as the case may be, and the proceeds thereof.

This Section 8.3 shall not restrict the ability of any Joint Venture or Unrestricted Subsidiary to create, incur, assume or suffer to exist any Lien on any of its property.

      Section 8.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

            (a) Guarantee Obligations created pursuant to the Loan Documents in respect of the Obligations;

            (b) Guarantee Obligations of the Borrower or any Restricted Subsidiary incurred after the Restatement Closing Date in an aggregate amount not to exceed $1,000,000 at any one time outstanding;

            (c) Guarantee Obligations constituting performance guarantees provided in the ordinary course of business by the Borrower and its Restricted Subsidiaries supporting obligations of the Borrower and/or Restricted Subsidiaries which obligations have been incurred in the ordinary course of business (including in connection with the operation, construction or acquisition of pipelines, platforms and related facilities);

            (d) Guarantee Obligations of any Subsidiary Guarantor in respect of the Senior Subordinated Notes, provided that such Guarantee Obligations are subordinated to such

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Subsidiary Guarantor's obligations under the Loan Documents to the same extent as the obligations of the Borrower in respect of the Senior Subordinated Notes;

            (e) Guarantee Obligations in an aggregate amount not to exceed $11,500,000 at any one time outstanding incurred pursuant to clawback and other similar arrangements;

            (f) Guarantee Obligations, in addition to those described in clauses
(e) and (g) of this Section 8.4, incurred pursuant to clawback and other similar arrangements in an aggregate amount not to exceed $10,000,000 outstanding at any time less the aggregate amount of Indebtedness incurred pursuant to subsection 8.2(g) then outstanding;

            (g) Guarantee Obligations, in addition to those described in clauses
(e) and (f) of this Section 8.4, of up to $22,500,000 in the aggregate incurred pursuant to the Marco Polo Clawback;

            (h) Guarantee Obligations permitted by subsection 7.11(c); and

            (i) Guarantee Obligations of the Borrower created pursuant to the Borrower Guarantee and of its Subsidiaries created pursuant to the Guarantees, in each case with respect to the EPNHC Loan Obligations.

      Section 8.5 Limitations on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, except:

            (a) any Restricted Subsidiary may be merged or consolidated with or into the Borrower (as long as the Borrower is the surviving entity) or any one or more Restricted Subsidiaries which is a Subsidiary Guarantor (provided that, if any of such Restricted Subsidiaries is not wholly owned by the Borrower and the General Partner, the Restricted Subsidiary or Restricted Subsidiaries in which the Borrower owns the greatest interest shall be the continuing or surviving corporation);

            (b) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Restricted Subsidiary which is a Subsidiary Guarantor and in which, if not wholly owned by the Borrower and the General Partner, the Borrower owns at least the same percentage interests as the Borrower owns in the transferor Restricted Subsidiary; and

            (c) the Borrower or any Restricted Subsidiary may enter into a merger, consolidation or share exchange with any other Person so long as:

                  (i) such transaction is permitted under Section 8.8;

                  (ii) such transaction shall be effected in such manner so that
(A) if the Borrower is a party to such transaction, the Borrower is the surviving entity and (B) otherwise, the Restricted Subsidiary shall be the continuing or surviving entity or the continuing or surviving entity shall become a Restricted Subsidiary;

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                  (iii) at the time of such acquisition and after giving effect thereto, no Default or Event of Default shall have occurred and shall be continuing; and

            (d) solely to effect any transaction permitted by subsection 8.6(b).

      The transactions permitted under this Section 8.5 shall be permitted notwithstanding anything to the contrary in subsection 4(j) of the Borrower Pledge Agreement and subsection 4(j) of the Subsidiary Pledge Agreement.

      Section 8.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

            (a) as permitted by Section 8.5;

            (b) as long as no Default or Event of Default has occurred and is continuing or would result therefrom the Borrower and the Restricted Subsidiaries may sell or otherwise dispose of property in any fiscal year having an aggregate value not in excess of 5% of Consolidated Tangible Net Worth calculated on the last day of the prior fiscal quarter;

            (c) the Borrower and its Restricted Subsidiaries may enter into customary farmout and operating agreements and customary agreements for exchanges of working interests;

            (d) the Borrower and its Restricted Subsidiaries may sell or otherwise dispose of any or all of their oil and gas interests;

            (e) the Borrower and its Restricted Subsidiaries may during the period commencing on the Original Closing Date to and including the Revolving Credit Termination Date exchange assets with El Paso (or a Subsidiary thereof) having a fair market value not to exceed $20,000,000 in the aggregate for other assets as long as (i) each such exchange is for fair market value and is on fair and reasonable terms no less favorable to the Borrower or the applicable Restricted Subsidiary, as the case may be, than it would obtain in an arm's length transaction and (ii) the assets received in each such exchange become Collateral to the extent required by the Loan Documents;

            (f) the Borrower and its Restricted Subsidiaries may sell or otherwise dispose of any Unrestricted Subsidiary; and

            (g) as permitted by Section 8.8.

The transactions permitted under this Section 8.6 shall be permitted notwithstanding anything to the contrary in subsection 4(j) of the Borrower Pledge Agreement and subsection 4(j) of the Subsidiary Pledge Agreement.

      Section 8.7 Limitation on Dividends. Declare or pay any dividend or distribution on (other than dividends, including splits, payable solely in non-mandatorily redeemable Capital Stock or mandatorily redeemable Capital Stock that does not require redemption prior to the first anniversary of the Revolving Credit Termination Date), or make any payment on account of, or

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set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Restricted Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that as long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may make Restricted Payments once each fiscal quarter consisting of cash distributions in accordance with the terms of the Partnership Agreement on its Units and the General Partnership Interest. Notwithstanding anything in this Agreement to the contrary, the Borrower may purchase, redeem, defease, retire or otherwise acquire, or make a distribution in respect of, any of its Series B Preference Units in exchange for, or out of the net cash proceeds of, an issuance of Common Units occurring within 120 days of such purchase, redemption, defeasance, retirement, acquisition, or distribution.

      Section 8.8 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

            (a) extensions of trade credit in the ordinary course of business;

            (b) investments in Cash Equivalents;

            (c) capital contributions, loans or other investments made by the Borrower to any Restricted Subsidiary which is a Subsidiary Guarantor and by any Restricted Subsidiary to the Borrower or any Restricted Subsidiary which is a Subsidiary Guarantor;

            (d) capital contributions, loans or other investments by Subsidiaries of the Borrower or any Joint Venture to or in the Borrower or any Restricted Subsidiary, provided that no Default or Event of Default shall have occurred and be continuing, or would occur as a result of such investment;

            (e) other non-hostile acquisitions of equity securities of, or assets constituting a business unit of, any Person (an "Acquired Business"), provided that (i) immediately prior to and after giving effect to any such acquisition, no Default or Event of Default shall have occurred or be continuing (whether under Section 8.17 or otherwise), (ii) such acquisition is consummated in accordance with applicable law, (iii) if such acquisition is of equity securities of a Person, such Person becomes a Restricted Subsidiary, (iv) the Borrower shall be in pro forma compliance with the covenants set forth in
Section 8.1 after giving effect to such acquisition and (v) the Acquired Business shall not be subject to any material liabilities which would be expressly prohibited by this Agreement after such acquisition;

            (f) the contribution by the Borrower or any Restricted Subsidiary of the equity interests owned by it in a Joint Venture to another Joint Venture or the investment by the Borrower or any Restricted Subsidiary in another Joint Venture to the extent made with equity

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interests in a Joint Venture owned by it as long as (i) the Borrower or such
Restricted Subsidiary receives in exchange equity interests in such transferee Joint Venture and (ii) unless otherwise agreed by the Required Lenders, if the transferred equity interests are subject to a Lien under the Loan Documents, the equity interests received in exchange become subject to a Lien under the Loan Documents;

            (g) capital contributions, loans or other investments, in addition to those otherwise permitted by subsections 8.8(a) through (f) and 8.8(h)-(i), in an aggregate amount not to exceed $25,000,000 during any fiscal year of the Borrower beginning with the fiscal year commencing on January 1, 2002; and

            (h) capital contributions, loans, or other investments to or in Gateway consisting of up to $41,000,000, in the aggregate, of cash and other assets related to the Marco Polo Platform.

      Section 8.9 Limitation on Optional Payments and Modifications of Debt Instruments and Other Agreements.

            (a) Make any optional payment or prepayment on, redemption of or purchase of, or voluntarily defease, or directly or indirectly voluntarily or optionally purchase, redeem, retire or otherwise acquire, the Senior Subordinated Notes or any other Indebtedness or Guarantee Obligations (other than the Loans or the EPNHC Term Loans), or make any payment under or on account of the G&A Agreement except as required pursuant to the terms thereof, (b) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the Senior Subordinated Notes or the Senior Subordinated Note Indentures (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), (c) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the EPNHC Loan Documents without the written consent of the Required Lenders, (d) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of any Indebtedness or Guarantee Obligations other than the Senior Subordinated Notes and the EPNHC Loan Obligations, and Guarantee Obligations in respect thereof (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), except to the extent the same could not reasonably be expected to have a Material Adverse Effect, (e) amend, modify or change, or consent to any amendment, modification or change to, any of the terms of, the Partnership Agreement, the Borrower's certificate of limited partnership, the G&A Agreement or any Joint Venture Charter, except to the extent the same could not reasonably be expected to have a Material Adverse Effect, (f) waive or otherwise relinquish any of its rights or causes of action arising out of the Partnership Agreement, the Borrower's certificate of limited partnership, the G&A Agreement or any Joint Venture Charter, except to the extent the same could not reasonably be expected to have a Material Adverse Effect or (g) designate any Indebtedness as "Designated Senior Indebtedness" under the Senior Subordinated Note Indentures without the consent of the Administrative Agent (other than the Obligations and the EPNHC Loan Obligations). Notwithstanding any provision contained in this Section 8.9, the Borrower and its Restricted Subsidiaries shall have the absolute right to amend any Joint Venture

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Charter to the extent necessary or reasonably appropriate to evidence the substitution, replacement or other changes of partners, members or owners in any Joint Venture not in violation of Section 8.19 or Section 8.21.

      Section 8.10 Limitation on Transactions with Affiliates. Subject to the rights set forth in Section 8.13, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, and (b) except for the G&A Agreement, upon fair and reasonable terms no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

      Section 8.11 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Restricted Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Restricted Subsidiary, except that Petal Gas Storage may enter into a sale and leaseback arrangement of the Petal Gas Storage Facilities and the intended improvements to be made thereto in connection with the Firm Storage Services Agreement dated as of December 22, 2000 by and between Petal Gas Storage and Southern Company Services, Inc.; provided, that the obligations incurred (or guaranteed) under such sale and leaseback arrangement shall not exceed in the aggregate $140,000,000.

      Section 8.12 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.

      Section 8.13 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary or Joint Venture, except for (a) gathering, transporting (by barge, pipeline, ship, truck or other modes of hydrocarbon transportation), terminalling, storing, producing, acquiring, developing, exploring for, processing, dehydrating, fractionating and otherwise handling hydrocarbons, including, without limitation, constructing pipeline, platform, dehydration, processing and other energy-related facilities, and activities or services reasonably related or ancillary thereto and (b) other businesses as long as the consolidated total assets principally relating to such other businesses do not exceed 3% of the consolidated total assets of the Borrower and its Restricted Subsidiaries at any time.

      Section 8.14 Corporate Documents. Permit the amendment or modification of the limited liability company agreement or certificate of formation or incorporation of any Restricted Subsidiary if such amendment could reasonably be expected to have a Material Adverse Effect, or would authorize or issue any Capital Stock not authorized or issued on the Restatement Closing Date, except to the extent such authorization or issuance would have the same substantive effect as any transaction permitted by Section 8.5 or 8.6.

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      Section 8.15 Compliance with ERISA.

            (a) Terminate any Plan so as to result in any material liability to PBGC, (b) engage in any "prohibited transaction" (as defined in Section 4975 of the Code) involving any Plan which could result in a material liability for an excise tax or civil penalty in connection therewith, (c) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived involving any Plan, or (d) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to PBGC by reason of termination of any such Plan.

      Section 8.16 Limitation on Restrictions Affecting Subsidiaries. Enter into, or suffer to exist, any agreement with any Person, other than the Lenders pursuant hereto or the EPNHC Lenders pursuant to the EPNHC Loan Documents and other than the arrangements described in subsections 8.2(c) and 8.4(d) or which exist on the Restatement Closing Date, which prohibits or limits the ability of any Restricted Subsidiary to (a) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any Restricted Subsidiary, (b) make loans or advances to or make other investments in the Borrower or any Restricted Subsidiary, (c) transfer any of its properties or assets to the Borrower or any Restricted Subsidiary, (d) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

      Section 8.17 Creation of Restricted Subsidiaries. Create or acquire any new Restricted Subsidiary of the Borrower or any of its Restricted Subsidiaries, unless, immediately upon the creation or acquisition of any such Restricted Subsidiary, (a) such Restricted Subsidiary shall become party to the Subsidiaries Guarantee as a Subsidiary Guarantor pursuant to an addendum thereto or other documentation in form and substance reasonably satisfactory to the Administrative Agent, (b) such Restricted Subsidiary shall become party to the Subsidiary Security Agreement as a grantor pursuant to an addendum thereto or other documentation in form and substance reasonably satisfactory to the Collateral Agent, and all actions required to perfect the Liens granted thereby, all filings required thereunder and all consents necessitated thereby shall have been taken, made or obtained, (c) all Capital Stock issued by such Restricted Subsidiary owned by the Borrower or any other Restricted Subsidiary shall have been pledged to the Collateral Agent pursuant to an addendum or amendment to the Borrower Pledge Agreement, the Subsidiary Pledge Agreement or other documentation in form and substance satisfactory to the Collateral Agent, (d) all corporate, company, partnership or other proceedings, and all documents, instruments and other legal matters in connection with the creation of such Restricted Subsidiary and the transactions contemplated by this Section 8.17 shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent and the Collateral Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of such creation or such transactions as it shall reasonably request and (e) no Default or Event of Default shall have occurred and be continuing after giving effect thereto.

      Section 8.18 Hazardous Materials. Except to the extent that the same could not reasonably be expected to have a Material Adverse Effect, permit the manufacture, storage, transmission or presence of any Hazardous Materials over or upon any of its properties except in accordance with all applicable Requirements of Law or release, discharge or otherwise dispose of any Hazardous Materials on any of its properties except that the Borrower and its Restricted

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Subsidiaries may treat, store and transport petroleum, its derivatives, by-products and other hydrocarbons, hydrogen sulfide and sulfur dioxide in the ordinary course of their business.

      Section 8.19 Holding Companies. Notwithstanding any other provisions of this Agreement and the other Loan Documents, permit any Restricted Subsidiary which is a general partner in or owner of a general partnership interest in a Joint Venture to incur or suffer to exist any obligations or indebtedness of any kind, whether contingent or fixed (excluding any contingent liability of such Restricted Subsidiary to creditors of such Joint Venture arising solely as a result of its status as a general partner or owner of such Joint Venture and Guarantee Obligations referred to in subsections 8.4(d), 8.4(e), 8.4(f), 8.4(g) and 8.4(h)) or create or suffer to exist any Liens, in each case except to the extent any such obligations, indebtedness or Liens arise under or pursuant to the Joint Venture Charter for such Joint Venture as in effect on the Restatement Closing Date (or, if later, the date of acquisition or formation of such Joint Venture) or the Loan Documents or are otherwise permitted by the Loan Documents; or permit any Restricted Subsidiary which is a general partner in or owner of a general partnership interest in a Joint Venture to acquire any property or asset after the Restatement Closing Date (or, if later, the date of acquisition or formation of such Joint Venture) except for distributions made to it by such Joint Venture; or permit any Restricted Subsidiary which is a general partner in or owner of a general partnership interest in a Joint Venture to engage in any business or activity other than holding the general partnership interest in (or other ownership interest) such Joint Venture held by it on the Restatement Closing Date (or, if later, the date of formation of such Joint Venture).

      Section 8.20 No Voluntary Termination of Joint Venture Charters. Permit any Restricted Subsidiary which is a partner in, or owner of any interest in, any Joint Venture to voluntarily terminate any Joint Venture Charter and liquidate such Joint Venture to the extent permitted thereunder.

      Section 8.21 Actions by Joint Ventures. (a) Consent or agree to or acquiesce in any Joint Venture the interests in which are owned by a Restricted Subsidiary adversely changing its policy of making distributions of available cash to partners, or (b) so long as any interest therein is owned by a Restricted Subsidiary, consent or agree to or acquiesce in any Joint Venture's taking any actions that could reasonably be expected to have a Material Adverse Effect.

      Section 8.22 Hedging Transactions. Enter into any interest rate, cross-currency, commodity, equity or other security, swap, collar or similar hedging agreement or purchase any option to purchase or sell or to cap any interest rate, cross-currency, commodity, equity or other security, in any such case, other than to hedge risk exposures in the operation of its business, ownership of assets or the management of its liabilities; provided, however, that such permitted hedging agreements, including, without limitation, any Commodity Hedging Programs, shall not exceed 80% of annual production at any time.

                                   ARTICLE IX
                                EVENTS OF DEFAULT

      If any of the following events shall occur and be continuing:

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            (a) The Borrower shall fail to pay any principal of any Note or any
Reimbursement Obligation which is not funded by a Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Note, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

            (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) The Borrower shall default in the observance or performance of any agreement contained in Article VIII (other than subsection 8.1(a)) or in
Section 7.11; or any Loan Party shall default in the observance or performance of any agreement contained in Section 5(h), (i), (j) or (o) of the Borrower Security Agreement or the Subsidiary Security Agreement, or Section 5(h), (i),
(j) or (l) of the EPEPC Security Agreement, Section 9(j) of the EPEPC Guarantee,
Section 4(b) of the Borrower Pledge Agreement or Section 4(b) of the Subsidiary Pledge Agreement; or the Borrower shall default in the observance or performance of any agreement contained in subsection 8.1(a) and such default shall continue uncured for a period of 15 days; or

            (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Article IX), and such default shall continue unremedied for a period of 30 days after the earlier of receipt of written notice thereof from the Administrative Agent or any Lender and the date upon which the Borrower was required to give notice of such default as contained in Section 7.7(a); or

            (e) (i) Any "Event of Default" under and as defined in the EPNHC Credit Agreement shall occur and be continuing; or (ii) any Loan Party or any Restricted Subsidiary of the Borrower shall (A) default in any payment of principal of or interest on any Indebtedness (other than the Notes) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that the aggregate principal amount of Indebtedness and Guarantee Obligations with respect to which such defaults shall have occurred shall equal or exceed $5,000,000; or

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            (f) (i) Any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

            (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or
(vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

            (h) One or more judgments or decrees shall be entered against the Borrower or any of its Restricted Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof;

            (i) Except with respect to matters disclosed on Schedule 5.17, which matters shall not, in the aggregate, incur remediation and/or environmental compliance expenses and/or fines, penalties or other charges in excess of $35,000,000, if at any time any Loan Party shall become liable for remediation and/or environmental compliance expenses and/or fines, penalties

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or other charges which, in the aggregate, are in excess of the Material
Environmental Amount for any Loan Party and the Subsidiaries of the Borrower; or

            (j) For any reason (other than any act on the part of the Administrative Agent, the EPNHC Administrative Agent, the Collateral Agent or the EPN Group Lenders) (i) any Security Document ceases to be in full force and effect or any party thereto (other than the Administrative Agent, the EPNHC Administrative Agent, the Collateral Agent or the EPN Group Lenders) shall so assert in writing or the Lien intended to be created by any Security Document ceases to be or is not a valid and perfected Lien having the priority contemplated thereby; or (ii) any Guarantee ceases to be in full force and effect or any party thereto (other than the Administrative Agent, the EPNHC Administrative Agent, the Collateral Agent or the EPN Group Lenders) shall so assert in writing; or

            (k) A Change of Control shall occur; or

            (l) Except in connection with transactions permitted by Section 8.5 and subsection 8.6(b), the Borrower shall cease to own legally and beneficially at least the percentage of the managing limited liability company or other equity interest in each Restricted Subsidiary of the Borrower which is a limited liability company owned by it on the date hereof (or, if later, the date of acquisition or formation of such Subsidiary); or EPEPC and the Borrower together shall cease to own legally and beneficially the percentage of the equity interest in each Restricted Subsidiary of the Borrower owned by it on the date hereof (or, if later, the date of acquisition or formation of such Subsidiary); or

            (m) Any Person that owns an equity interest in any Joint Venture shall exercise its rights and remedies (other than dilution of the equity interests owned by the Borrower and its Restricted Subsidiaries in any Joint Venture pursuant to contractual dilution provisions existing with respect to the Joint Ventures) with respect to its Lien on any equity interest in such Joint Venture the equity interest in which has been pledged to such Person; provided that the amount of claims secured by such Lien shall equal or exceed $5,000,000 and such claim shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

            (n) (i) The G&A Agreement shall cease to be in full force and effect prior to the end of the initial term thereof substantially as in effect on the date hereof; or (ii) DeepTech International, Inc. or El Paso or any of its wholly-owned Subsidiaries shall default in the observance or performance of any material provision of the G&A Agreement; or

            (o) the Senior Subordinated Notes or the guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of the Subsidiary Guarantors under the Loan Documents to which they are parties, as the case may be, as provided in the Senior Subordinated Note Indentures, or any Loan Party, any Affiliate of any Loan Party, the trustee in respect of the Senior Subordinated Notes or the holders of at least 25% in aggregate principal amount of a series of such Senior Subordinated Notes shall so assert;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Revolving Credit

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Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable. If presentment for honor under any Letter of Credit shall not have occurred at the time of an acceleration pursuant to the preceding sentence, the Borrower shall at such time deposit in a cash collateral account opened by the Collateral Agent an amount equal to the aggregate then undrawn and unexpired amount of the Letters of Credit. The Borrower hereby grants to the Collateral Agent, for the benefit of the Issuing Bank and the Lenders, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Collateral Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Collateral Agent, for the account of the Issuing Bank and the Lenders, such further documents and instruments as the Collateral Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account. Except as expressly provided above in this Section, presentment, demand, protest, notice of intent to accelerate, notice of acceleration and all other notices of any kind are hereby expressly waived.


                                    ARTICLE X
                            THE ADMINISTRATIVE AGENT

      Section 10.1 Appointment. Each Lender hereby irrevocably designates and appoints JPMorgan as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

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Notwithstanding any provision to the contrary elsewhere in this Agreement, the
Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

      Section 10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

      Section 10.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

      Section 10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

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      Section 10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

      Section 10.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

      Section 10.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Total Credit Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations,

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
losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section 10.7 shall survive the payment of the Notes and all other amounts payable hereunder.

      Section 10.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to its Loans made or renewed by it and any
Note issued to it and with respect to the Letters of Credit, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent. The terms "Lender," "Lenders," "Revolving Credit Lenders," "Term Loan Lenders," and similar terms shall include the Administrative Agent in its individual capacity as applicable.

      Section 10.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' written notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

      Section 10.10 Other Agents. None of the Lenders identified on the cover page or the preamble of this Agreement as a "co-syndication agent" or a "co-documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "co-syndication agent" or a "co-documentation agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking any action hereunder.

                                   ARTICLE XI
                                  MISCELLANEOUS

      Section 11.1 Amendments and Waivers. Neither this Agreement, any Revolving Credit Note, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower or the Loan party thereto written amendments, supplements or modifications hereto and to the Revolving Credit Notes and the other Loan

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Documents for the purpose of adding any provisions to this Agreement or the
Revolving Credit Notes or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower or any other Loan Party hereunder or thereunder or (b) waive in writing, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement, the Notes or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Revolving Credit Note or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this Section 11.1 or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents (except in a transaction permitted by Section 8.5), in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Article X without the written consent of the then Administrative Agent, (iv) release the Lenders' Liens on all or substantially all of the Collateral under the Security Documents without the consent of each Lender or (v) except to the extent relating to the Redesignation of any Restricted Subsidiary, the sale or other disposition of any Restricted Subsidiary as otherwise permitted by this Agreement or any other transaction permitted by this Agreement, release any Guarantee. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Revolving Credit Notes. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Revolving Credit Notes and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

      Section 11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower, the Collateral Agent and the Administrative Agent, and as set forth in Schedule I hereto or to any Term Loan Addendum or in any Assignment or Acceptance in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

The Borrower:           El Paso Energy Partners, L.P.
                        4 Greenway Plaza
                        Houston, Texas  77046
                        Attention: Chief Financial Officer
                        Telecopy:  (713) 420-5477


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with a copy to:           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                          711 Louisiana, Suite 1900
                          Houston, Texas  77002
                          Telecopy: (713) 236-0822
                          Attention:  J. Vincent Kendrick, Esq.

The Administrative Agent
or the Collateral Agent:  JPMorgan Chase Bank
                          One Chase Manhattan Plaza
                          8th Floor
                          New York, New York  10081
                          Attention:  Lisa Pucciarelli
                          Telecopy:   (212) 552-5777

provided that any notice, request or demand to or upon the Administrative Agent, the Collateral Agent or the Lenders pursuant to Section 2.3, 3.2, 2.6, 2.7, 2.11, 4.1 or 4.2 shall not be effective until received, provided, further, that the failure by the Administrative Agent, the Collateral Agent or any Lender to provide a copy to the Borrower's counsel shall not cause any notice to the Borrower to be ineffective.

      Section 11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      Section 11.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

      Section 11.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Collateral Agent for all their respective reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to the Administrative Agent and the Collateral Agent, (b) to pay or reimburse each Lender, the Administrative Agent and the Collateral Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to the Administrative Agent, to the Collateral Agent and to the several Lenders, (c) to pay, indemnify, and hold each Lender, the Administrative Agent and the Collateral Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any,

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which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Administrative Agent, the Collateral Agent, the Co-Syndication Agents, the Co-Documentation Agents, and their Affiliates, and their respective directors, officers, employees, agents and advisors (each such person being called an "Indemnified Party") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments and suits, and reasonable costs, expenses or disbursements, of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Notes and the other Loan Documents, the use of the proceeds of the Loans, including the use and reliance on electronic, telecommunications or other information or transmission systems in connection with the Loan Documents (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), REGARDLESS OF WHETHER OR NOT SUCH INDEMNIFIED LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY AN INDEMNIFIED PARTY, provided, that the Borrower shall have no obligation hereunder to an Indemnified Party with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of such Indemnified Party or (ii) legal proceedings commenced against an Indemnified Party by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this Section shall survive repayment of the Notes and all other amounts payable hereunder.

      Section 11.6 Successors and Assigns; Participations; Purchasing Lenders.

            (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, the Collateral Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

            (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, and after notice to the Borrower, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Revolving Credit Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the other Loan Documents, and the Borrower, the Administrative Agent and the Collateral Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. The Borrower agrees that if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in

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amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 11.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 with respect to its participation in the Revolving Credit Commitments, the Loans and the Letters of Credit outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (i) to (v) of the proviso of subsection 11.1(b) to the extent the Participant is directly affected thereby.

            (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to any Lender or any successor or Affiliate thereof and with respect to any Term Loan Lender, such Term Loan Lender may sell to any Lender, an Approved Fund or any successor or Affiliate thereof and, as to any Lender, with the consent of the Borrower and the Administrative Agent (which in each case shall not be unreasonably withheld or, with respect to the Borrower, shall not be required during the continuance of any Event of Default), to one or more additional banks or financial institutions or funds that regularly purchase loans ("Purchasing Lenders") all or any part of its rights and obligations under this Agreement and the Notes pursuant to an Assignment and Acceptance, substantially in the form of Exhibit M, executed by such Purchasing Lender, such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender, an Approved Fund or an Affiliate thereof, by the Borrower and the Administrative Agent except to the extent the Borrower's consent is not required hereunder) and delivered to the Administrative Agent for its acceptance and recording in the Register, provided that (i) no such assignment to an assignee (other than any Lender, an Approved Fund or any Affiliate of any Lender) shall be in an aggregate principal amount of less than $10,000,000, in the case of Revolving Credit Loans, or $1,000,000, in the case of Term Loans (in each case, other than in the case of an assignment of all of a Lender's interest under this Agreement) and (ii) with respect to an assignment involving Revolving Credit Notes, Revolving Credit Loans or Revolving Credit Commitments, the assigning Revolving Credit Lender shall have retained at least $10,000,000 of Revolving Credit Commitments (unless it is assigning all of its Revolving Credit Commitments and Revolving Credit Loans), in each case, unless otherwise agreed by the Borrower and the Administrative Agent. For purposes of the proviso contained in the preceding sentence, the amount described therein shall be aggregated in respect to each Lender and its related Affiliates, if any. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date determined pursuant to such Assignment and Acceptance,
(x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Revolving Credit Commitment, if applicable, as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a transferor Lender's rights

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and obligations under this Agreement, such transferor Lender shall cease to be a party hereto but shall continue to be entitled to the benefit of the indemnity and expense reimbursement provisions of the Loan Documents to the extent relating to matters during the time it was a Lender). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Total Credit Percentages, Total EPN Group Lender Credit Percentages or Revolving Credit Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and any Note. On or prior to the Transfer Effective Date determined pursuant to such Assignment and Acceptance, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the Note of the transferor Lender a new Revolving Credit Note, Initial Term Loan Note or Additional Term Loan Note, as applicable, to the order of such Purchasing Lender in an amount equal to the Revolving Credit Commitment or Term Loan, as applicable, assumed by it pursuant to such Assignment and Acceptance and, if the transferor Lender has retained Revolving Credit Commitments or Term Loans, as applicable, hereunder, a new Revolving Credit Note, Initial Term Loan Note or Additional Term Loan Note, as applicable, to the order of the transferor Lender in an amount equal to the Revolving Credit Commitment or Term Loans, as applicable, retained by it hereunder. Such new Revolving Credit Notes, Initial Term Loan Notes or
Additional Term Loan Notes, as applicable, shall be dated the Original Closing Date or the Restatement Closing Date, as applicable, and shall otherwise be in the form of the Revolving Credit Note, Initial Term Loan Note or Additional Term Loan Note, as applicable, replaced thereby. The Revolving Credit Notes, Initial Term Loan Note or Additional Term Loan Note, as applicable, surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "cancelled."

            (d) The Administrative Agent, on behalf of the Borrower, shall maintain at its address referred to in Section 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment, if any, of and principal amount of the Loans, owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement, notwithstanding any notice to the contrary. Any assignment of any Loan or other Obligations hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (e) Upon its receipt of an Assignment and Acceptance executed by a transferor Lender and Purchasing Lender (and, in the case of a Purchasing Lender that is not then a Lender or an Affiliate thereof, by the Borrower and the Administrative Agent) together with payment to the Administrative Agent of a registration and processing fee of $4,000, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the Transfer Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

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            (f) The Borrower authorizes each Lender to disclose to any
Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

            (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law without any notice to or consent of the Borrower or the Administrative Agent.

      Section 11.7 Adjustments; Set-off.

            (a) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Article IX(i), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans of the same type or the Reimbursement Obligations owing to it, as the case may be, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan or the Reimbursement Obligations owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

            (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

      Section 11.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts

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taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

      Section 11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 11.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

      Section 11.11 Usury Savings Clause. It is the intention of the parties hereto to comply with applicable usury laws (now or hereafter enacted); accordingly, notwithstanding any provision to the contrary in this Agreement, the Notes, any of the other Loan Documents or any other document related hereto, in no event shall this Agreement or any such other document require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If from any circumstances whatsoever, fulfillment of any provision of this Agreement or of any other document pertaining hereto or thereto, shall involve transcending the limit of validity prescribed by applicable law for the collection or charging of interest, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Administrative Agent, the Collateral Agent and the Lenders shall ever receive anything of value as interest or deemed interest by applicable law under this Agreement, the Notes, any of the other Loan Documents or any other document pertaining hereto or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under the Notes or on account of any other indebtedness of the Borrower, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of such indebtedness, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of the Borrower to the Administrative Agent and the Lenders, under any specified contingency, exceeds the Highest Lawful Rate (as hereinafter defined), the Borrower, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that interest thereon does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law.

      To the extent that Article 5069-1D.001 et seq., as amended, of the Texas Revised Civil Statutes is relevant to the Administrative Agent and the Lenders for the purpose of determining the Highest Lawful Rate, the Administrative Agent and the Lenders hereby elect to determine the

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applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect. Nothing set forth in this Section 11.11 is intended to or shall limit the effect or operation of Section 11.12. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts) apply to this Agreement or the Revolving Credit Notes.

      For purposes of this Section 11.11, "Highest Lawful Rate" shall mean the maximum rate of nonusurious interest that may be contracted for, charged, taken, reserved or received on the Notes under laws applicable to the Administrative Agent and the Lenders.

      Section 11.12 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 11.13 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary or punitive damages (including, without limitation, damages arising from the use of electronic, telecommunications or other information transmissions systems in connection with the Loan Documents).

      Section 11.14 Acknowledgements. The Borrower hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Notes and the other Loan Documents;

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            (b) none of the Administrative Agent, the Collateral Agent nor any
Lender has any fiduciary relationship with or duty to the Borrower or any other Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent, the Collateral Agent and Lenders, on one hand, and the Borrower and the other Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture exists among the Lenders or among the Borrower and the other Loan Parties and the Lenders.

      Section 11.15 Confidentiality. Each of the Administrative Agent, the Collateral Agent and each Lender agrees that it will hold in confidence, any information provided to such Person pursuant to this Agreement; provided, that nothing in this Section 11.15 shall be deemed to prevent the disclosure by the Administrative Agent, the Collateral Agent or any Lender of any such information
(a) to any employee, officer, director, accountant, attorney or consultant of such Person, or any examiner or other Governmental Authority, (b) that has been or is made public by EPEPC, the Borrower or any of its Subsidiaries or Affiliates or by any third party without breach of this Agreement or that otherwise becomes generally available to the public other than as a result of a disclosure in violation of this Section 11.15, (c) that is or becomes available to any such Person from a third party on a non-confidential basis, (d) that is required to be disclosed by any Requirement of Law, including to any bank examiners or regulatory authorities, (e) that is required to be disclosed by any court, agency, arbitrator or legislative body, or (f) to any Transferee or proposed Transferee.

      Section 11.16 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

      Section 11.17 ACKNOWLEDGEMENT OF NO CLAIMS, OFFSETS OR DEFENSES; RELEASE BY THE LOAN PARTIES. BORROWER, ON BEHALF OF ITSELF AND EACH OF THE OTHER LOAN PARTIES, ACKNOWLEDGES THAT NO LOAN PARTY NOR ANY OF THEIR RESPECTIVE OWNERS, DIRECTORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE "BORROWER AFFILIATES PARTIES") HAS ANY CLAIM, DEMAND, RIGHT OF OFFSET, CAUSE OF ACTION IN LAW OR IN EQUITY, LIABILITY OR DAMAGES OF ANY NATURE WHATSOEVER, WHETHER FIXED OR CONTINGENT (HEREINAFTER COLLECTIVE CALLED "CLAIMS") THAT COULD BE ASSERTED IN CONNECTION WITH, OR WHICH WOULD IN ANY OTHER MANNER BE RELATED TO, THE EXISTING CREDIT AGREEMENT OR ANY PROMISSORY NOTES OR OTHER AGREEMENTS, TRANSACTIONS OR OTHER ACTIONS PRIOR TO THE DATE HEREOF INVOLVING ANY OF THE BORROWER AFFILIATED PARTIES AND LENDERS ("THE PRIOR AGREEMENTS AND ACTIVITIES"). NOTWITHSTANDING THE FOREGOING, HOWEVER, BORROWER HEREBY AGREES THAT IN CONSIDERATION OF THE CREDIT EXTENDED TO BORROWER UNDER THE LOAN DOCUMENTS AND AS A MATERIAL INDUCEMENT TO THE LENDERS TO ENTER INTO SUCH LOAN

DOCUMENTS AND EXTEND SUCH CREDIT TO BORROWER, BORROWER, ON BEHALF OF ITSELF AND ALL OF THE OTHER BORROWER AFFILIATED PARTIES HEREBY RELEASES AND FOREVER DISCHARGES, EACH LENDER, EACH SUBSEQUENT HOLDER OF ANY OF THE NOTES, AND EACH AND ALL OF THEIR PARENT, SUBSIDIARY AND AFFILIATED CORPORATIONS PAST AND PRESENT, AS WELL AS THEIR RESPECTIVE OWNERS, DIRECTORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE "RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS WHICH BORROWER AND THE OTHER BORROWER AFFILIATED PARTIES MAY HAVE OR HEREAFTER ACQUIRE AGAINST ANY OR ALL OF THE RELEASED PARTIES BY REASON OF, OR RELATED IN ANY WAY TO, THE PRIOR AGREEMENTS AND ACTIVITIES.

      Section 11.18 Releases.

            (a) At such time as the Loans, the Reimbursement Obligations and any other obligations under this Agreement shall have been paid in full, the Revolving Credit Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created by the Loan Documents, and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent, the Collateral Agent and each Loan Party thereunder and under the other Loan Documents shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the respective Loan Parties. At the request and expense of any Loan Party following any such termination, the Collateral Agent shall deliver to such Loan Party any Collateral held by the Collateral Agent under the Security Documents, and execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence such termination.

            (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Loan Party in a transaction permitted by this Agreement or such Loan Party is designated as an Unrestricted Subsidiary in accordance with the terms of this Agreement, then the Lenders authorize the Collateral Agent, at the request and expense of such Loan Party, to execute and deliver to such Loan Party all releases or other documents reasonably necessary or desirable for the release of the Liens created by the applicable Security Documents on such Collateral. At the request and sole expense of the Borrower, the Lenders authorize the Collateral Agent to release a Loan Party from its obligations under the applicable Security Document in the event that all the Capital Stock of such Loan Party shall be sold, transferred or otherwise disposed of in a transaction permitted by this Agreement or such Loan Party is designated as an Unrestricted Subsidiary in accordance with the terms of this Agreement, provided that the Borrower shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Loan Party and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with this Agreement and the other Loan Documents.

      Section 11.19 Co-Borrower's Obligations. The Co-Borrower is a party hereto for purposes of providing co-extensive obligors (on a joint and several basis) for the Obligations, although the parties acknowledge that the Co-Borrower shall not have any substantial assets or other property. All references in this Agreement and the other Loan Documents to the "Borrower" shall be deemed to include a reference to the Co-Borrower, mutatis mutandis, whether or not actual reference is made thereto; provided, that, without limiting the generality of the foregoing, any obligations by any of the parties hereto to the Borrower shall be deemed fulfilled with respect to the Co-Borrower when fulfilled with respect to the Borrower.

      Section 11.20 Intercreditor Agreement. Each Lender (including each Purchasing Lender which becomes a Lender) consents and agrees to the provisions of the Intercreditor Agreement, including the indemnity provisions set forth in
Section 7 thereof. The Lenders also hereby authorize and appoint the Administrative Agent to act as their agent with respect to the execution and delivery of the Intercreditor Agreement.

      Section 11.21 Term Loan Addendums. Upon execution and delivery of any Term Loan Addendum by the parties thereto, from and after the applicable Additional Term Loan Closing Date set forth therein, each Additional Term Loan Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender hereunder.

      Section 11.22 Term Loan Amendments. No waiver and no amendment, supplement or modification otherwise permitted by Section 11.1 shall (i) reduce the amount or extend the scheduled date of maturity of any Term Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Term Loan Commitment, in each case without the consent of each Lender affected thereby or (ii) amend, modify or waive any provisions of this Section 11.22 without the consent of each Term Loan Lender.

      Section 11.23 Certain Permitted Transactions. Notwithstanding any provision in the Loan Documents and without increasing the obligations of the Lenders under Articles II and III of this Agreement, EPEPC, the Borrower and its Subsidiaries shall have the right to consummate the following transactions:

            (a) Petal Gas Storage Facilities. A sale leaseback arrangement with respect to the Petal Gas Storage Facilities and intended improvements to be made thereto in connection with the Firm Storage Services Agreement dated as of December 22, 2000 by and between Petal Gas Storage and Southern Company Services, Inc., provided that the obligations under such arrangement or guarantee shall not exceed $140,000,000.

            (b) El Paso Energy Management Offering. The transactions and matters described in the El Paso Energy Management Registration Statements (collectively, the "i-share Transactions"), including: (i) the offering and sale to the public and El Paso of shares representing limited liability company interests; (ii) the offering and sale by the Borrower to El Paso Energy Management of limited partnership units designated as "i-units"; (iii) the delegation by the General Partner of its authority (subject to certain approval rights) to direct the management of the Borrower; (iv) the payment by El Paso Energy Management of $0.5 million to El Paso for certain tax indemnity obligations assumed by El Paso in connection with the i-share Transactions; (v) the splitting, from time to time, of the outstanding i-units contemporaneously with the payment of cash distributions to the holders of Common Units; (vi) the distribution of additional shares to the holders of El Paso Energy Management shares in connection with the unit splits described in (b)(v) above; (vii) the amendment of the G&A

Agreement to, among other things, add El Paso Energy Management as a party and beneficiary; and (viii) the offering and sale, from time to time, of additional i-units by the Borrower and of additional shares by El Paso Energy Management as described in the El Paso Energy Management Registration Statements.

                                   ARTICLE XII
                              THE COLLATERAL AGENT

      Section 12.1 Appointment. Each Lender hereby irrevocably designates and appoints JPMorgan as the Collateral Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Collateral Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent.

      Section 12.2 Delegation of Duties. The Collateral Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

      Section 12.3 Exculpatory Provisions. Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

      Section 12.4 Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required EPN Group Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

      Section 12.5 Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Collateral Agent has received notice from the Administrative Agent, a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the EPN Group Administrative Agents acting jointly or the Required EPN Group Lenders; provided that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the EPN Group Lenders.

      Section 12.6 Indemnification. The Lenders agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Total EPN Group Credit Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct. The agreements in this Section
12.6 shall survive the payment of the Loans and all other amounts payable hereunder.

      Section 12.7 Successor Collateral Agent. The Collateral Agent may resign as Collateral Agent upon 10 days' written notice to the Lenders. If the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Loan Documents, then the Required EPN Group Lenders shall appoint from among the EPN Group Lenders a successor agent for the EPN Group Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor agent effective upon such appointment and approval, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement. After any retiring Collateral Agent's resignation as Collateral Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement and the other Loan Documents.

      Section 12.8 Amendment. None of the terms or provisions of this Article XII may be amended, modified or waived without the written consent of the then Collateral Agent.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Restatement Closing Date.

         THE BORROWER & CO-BORROWER:

                             EL PASO ENERGY PARTNERS, L.P.

                             By:    /s/ Keith Forman
                                    ------------------------------------------
                             Name:  Keith Forman
                                    ------------------------------------------
                             Title: Vice President and Chief Financial Officer
                                    ------------------------------------------



                             EL PASO ENERGY PARTNERS
                             FINANCE CORPORATION

                             By:    /s/ Keith Forman
                                    ------------------------------------------
                             Name:  Keith Forman
                                    ------------------------------------------
                             Title: Vice President and Chief Financial Officer
                                    ------------------------------------------






                                Signature Page--1

THE ADMINISTRATIVE AGENT AND THE LENDERS:

                                    JPMORGAN CHASE BANK,
                                    as Administrative Agent and as a Lender


                                    By:    /s/ Steven Wood
                                           --------------------------------
                                    Name:  Steven Wood
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------




                                Signature Page--2

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:    /s/ Olivier Audemard
                                               --------------------------------
                                        Name:  Olivier Audemard
                                               --------------------------------
                                        Title: Senior Vice President
                                               --------------------------------





                                Signature Page--3

                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION


                                        By:    /s/ Philip Trinder
                                               --------------------------------
                                        Name:  Philip Trinder
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------




                                Signature Page--4

                                        FLEET NATIONAL BANK


                                        By:    /s/ Daniel S. Schockling
                                               --------------------------------
                                        Name:  Daniel S. Schockling
                                               --------------------------------
                                        Title: Director
                                               --------------------------------




                                Signature Page--5

                                        FORTIS CAPITAL CORP.


                                        By:    /s/ Karel Louman
                                               --------------------------------
                                        Name:  Karel Louman
                                               --------------------------------
                                        Title: Chief Executive Officer
                                               --------------------------------


                                        By:    /s/ David Montgomery
                                               --------------------------------
                                        Name:  David Montgomery
                                               --------------------------------
                                        Title: Senior Vice President
                                               --------------------------------






                                Signature Page--6

                                        BANK OF SCOTLAND


                                        By:    /s/ Joseph Fratus
                                               --------------------------------
                                        Name:  Joseph Fratus
                                               --------------------------------
                                        Title: First Vice President
                                               --------------------------------




                                Signature Page--7

                                        BAYERISCHE HYPO-UND VERIENSBANK,
                                        AG (New York Branch)


                                        By:    /s/ Steven Atwell
                                               --------------------------------
                                        Name:  Steven Atwell
                                               --------------------------------
                                        Title: Director
                                               --------------------------------


                                        By:    /s/ Shannon Batchman
                                               --------------------------------
                                        Name:  Shannon Batchman
                                               --------------------------------
                                        Title: Director
                                               --------------------------------





                                Signature Page--8

                                        THE ROYAL BANK OF SCOTLAND plc,


                                        By:    /s/ Patricia J. Dundee
                                               --------------------------------
                                        Name:  Patricia J. Dundee
                                               --------------------------------
                                        Title: Senior Vice President
                                               --------------------------------






                                Signature Page--9

                                        BNP PARIBAS


                                        By:    /s/ Mark A. Cox
                                               --------------------------------
                                        Name:  Mark A. Cox
                                               --------------------------------
                                        Title: Director
                                               --------------------------------


                                        By:    /s/ Greg Smothers
                                               --------------------------------
                                        Name:  Greg Smothers
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------





                               Signature Page--10

                                        SUNTRUST BANK


                                        By:    /s/ Joseph M. McCreery
                                               --------------------------------
                                        Name:  Joseph M. McCreery
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------



                               Signature Page--11

                                        CREDIT AGRICOLE INDOSUEZ


                                        By:    /s/ Mark Lvoff
                                               --------------------------------
                                        Name:  Mark Lvoff
                                               --------------------------------
                                        Title: First Vice President
                                               --------------------------------
                                               Head of Energy Platform
                                               --------------------------------


                                        By:    /s/ Michael D. Willis
                                               --------------------------------
                                        Name:  Michael D. Willis
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------





                               Signature Page--12

                                        ARAB BANKING CORPORATION (B.S.C.)


                                        By:    /s/ Robert J. Ivosevich
                                               --------------------------------
                                        Name:  Robert J. Ivosevich
                                               --------------------------------
                                        Title: Deputy General Manager
                                               --------------------------------


                                        By:    /s/ Charles F. Azzara
                                               --------------------------------
                                        Name:  Charles F. Azzara
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------






                               Signature Page--13

                                        BANK OF AMERICA, N.A.


                                        By:    /s/ Ronald E. McKaig
                                               --------------------------------
                                        Name:  Ronald E. McKaig
                                               --------------------------------
                                        Title: Managing Director
                                               --------------------------------






                               Signature Page--14

                                        CITICORP USA


                                        By:    /s/ Amy K. Pincu
                                               --------------------------------
                                        Name:  Amy K. Pincu
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------







                               Signature Page--15

                                        KBC BANK N.V.


                                        By:    /s/ Robert Snauffer
                                               --------------------------------
                                        Name:  Robert Snauffer
                                               --------------------------------
                                        Title: First Vice President
                                               --------------------------------


                                        By:    /s/ Eric Raskin
                                               --------------------------------
                                        Name:  Eric Raskin
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------




                               Signature Page--16

                                        MIZUHO CORPORATE BANK, LTD.


                                        By:    /s/ Toru Maeda
                                               --------------------------------
                                        Name:  Toru Maeda
                                               --------------------------------
                                        Title: General Manager
                                               --------------------------------





                               Signature Page--17

                                        NATEXIS BANQUES POPULAIRES


                                        By:    /s/ Louis P. Laville, III
                                               --------------------------------
                                        Name:  Louis P. Laville, III
                                               --------------------------------
                                        Title: Vice President and Group Manager
                                               --------------------------------


                                        By:    /s/ Timothy L. Polvado
                                               --------------------------------
                                        Name:  Timothy L. Polvado
                                               --------------------------------
                                        Title: Vice President and Group Manager
                                               --------------------------------




                               Signature Page--18

                                        WELLS FARGO BANK TEXAS, N.A.


                                        By:    /s/ Paul A. Squires
                                               --------------------------------
                                        Name:  Paul A. Squires
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------



                               Signature Page--19

                                        BANK ONE, NA


                                        By:    /s/ Dianne L. Russell
                                               --------------------------------
                                        Name:  Dianne L. Russell
                                               --------------------------------
                                        Title: Director
                                               --------------------------------




                               Signature Page--20

                                        CREDIT SUISSE FIRST BOSTON


                                        By:    /s/ James P. Moran
                                               --------------------------------
                                        Name:  James P. Moran
                                               --------------------------------
                                        Title: Director
                                               --------------------------------


                                        By:    /s/ Ian W. Nalitt
                                               --------------------------------
                                        Name:  Ian W. Nalitt
                                               --------------------------------
                                        Title: Associate
                                               --------------------------------




                               Signature Page--21

                                        ROYAL BANK OF CANADA


                                        By:    /s/ Tom J. Oberaigner
                                               --------------------------------
                                        Name:  Tom J. Oberaigner
                                               --------------------------------
                                        Title: Senior Manager
                                               --------------------------------






                               Signature Page--22

                                        RZB FINANCE LLC


                                        By:    /s/ Frank J. Yautz
                                               --------------------------------
                                        Name:  Frank J. Yautz
                                               --------------------------------
                                        Title: First Vice President
                                               --------------------------------


                                        By:    /s/ John A. Valiska
                                               --------------------------------
                                        Name:  John A. Valiska
                                               --------------------------------
                                        Title: Group Vice President
                                               --------------------------------





                               Signature Page--23

                                        THE BANK OF NOVA SCOTIA


                                        By:    /s/ N. Bell
                                               --------------------------------
                                        Name:  N. Bell
                                               --------------------------------
                                        Title: Senior Manager
                                               --------------------------------






                               Signature Page--24

                                        SOUTHWEST BANK OF TEXAS, N.A.


                                        By:    /s/ W. Bryan Chapman
                                               --------------------------------
                                        Name:  W. Bryan Chapman
                                               --------------------------------
                                        Title: Vice President of Energy Lending
                                               --------------------------------




                               Signature Page--25

                             GENERAL ELECTRIC CAPITAL
                             CORPORATION


                             By:    /s/ James Kopack
                                    -------------------------------------------
                             Name:  James Kopack
                                    -------------------------------------------
                             Title: Vice President Risk - Capital Funding Group
                                    -------------------------------------------







                               Signature Page--26

                                   SCHEDULE I


         1. Revolving Credit Lenders, Revolving Credit Commitments and Revolving Credit Commitment Percentages

-------------------------------------------------------------------------------------------------------
                                                                                     REVOLVING CREDIT
  REVOLVING CREDIT LENDER NAME AND                              REVOLVING CREDIT        COMMITMENT
               ADDRESS                           TITLE             COMMITMENT           PERCENTAGE
-------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                    Administrative Agent       $37,000,000         6.167%

270 Park Avenue, 21st Floor
New York, New York  10017
Attention: Steven G. Wood, Vice
President
Telephone: 212-270-7056
Fax:       212-270-3897

with a copy to:

J.P. Morgan Securities Inc.
707 Travis, 8-CBBN-96
Houston, TX 77002
Attention: Lee Beckelman
Telephone: 713-216-4913
Fax:       713-216-2339
-------------------------------------------------------------------------------------------------------
Credit Lyonnais                        Co-Syndication Agent       $37,000,000         6.167%
1000 Louisiana
Suite 5360
Houston, Texas 77002
Attention: Robert LaRocque
Telephone: 713-753-8719
Fax:       713-751-0307
-------------------------------------------------------------------------------------------------------
Wachovia Bank, National Association    Co-Syndication Agent       $37,000,000         6.167%
1001 Fannin
Suite 2255
Houston, Texas 77002
Attention: Philip Trinder
Telephone: 713-346-2718
Fax:       713-650-6354
-------------------------------------------------------------------------------------------------------

                              Schedule I (Page 1)

-------------------------------------------------------------------------------------------------------
                                                                                     REVOLVING CREDIT
  REVOLVING CREDIT LENDER NAME AND                              REVOLVING CREDIT        COMMITMENT
               ADDRESS                           TITLE             COMMITMENT           PERCENTAGE
-------------------------------------------------------------------------------------------------------
Fleet National Bank                    Co-Documentation Agent     $37,000,000         6.167%
100 Federal Street
Boston, Massachusetts 02110
Attention: Christopher Holmgren
Telephone: 617-434-4067
Fax:       617-434-3692
-------------------------------------------------------------------------------------------------------
Fortis Capital Corp.                   Co-Documentation Agent     $37,000,000         6.167%
100 Crescent Court
Suite 1750
Dallas, Texas 75201
Attention: Darrell Holley
Telephone: 214-754-0009
Fax:       214-754-5981
-------------------------------------------------------------------------------------------------------
Bank of Scotland                       Managing Agent             $30,000,000         5.00%
1021 Main Street, Suite 1370
Houston, Texas 77002
Attention: Byron L. Cooley
Telephone: 713-650-0036
Fax:       713-651-9714
-------------------------------------------------------------------------------------------------------
Bayerische Hypo-Und Veriensbank        Managing Agent             $30,000,000         5.00%
150 East 42nd Street
New York, New York 10017
Attention: Yoram Dankner
Telephone: 212-672-5446
Fax:       212-672-5530
-------------------------------------------------------------------------------------------------------
Royal Bank of Scotland plc             Managing Agent             $30,000,000         5.00%
600 Travis Avenue
Suite 6070
Houston, Texas 77002
Attention: Jill Gander
Telephone: 713-221-2417
Fax:       713-221-2430
-------------------------------------------------------------------------------------------------------

                              Schedule I (Page 2)

-------------------------------------------------------------------------------------------------------
                                                                                     REVOLVING CREDIT
  REVOLVING CREDIT LENDER NAME AND                              REVOLVING CREDIT        COMMITMENT
               ADDRESS                           TITLE             COMMITMENT           PERCENTAGE
-------------------------------------------------------------------------------------------------------
BNP Paribas                            Managing Agent             $30,000,000         5.00%
1200 Smith
Suite 3100
Houston, Texas 77002
Attention: Marion Livingston
Telephone: 713-659-4811
Fax:       713-659-6915
-------------------------------------------------------------------------------------------------------
SunTrust Bank                          Managing Agent             $30,000,000         5.00%
303 Peachtree Street N.E.
15th Floor, MC 1929
Atlanta, Georgia 30308
Attention: Joe McCreery
Telephone: 404-658-0274
Fax:       404-827-6270
-------------------------------------------------------------------------------------------------------
Credit Agricole Indosuez               Co-Agent                   $25,000,000         4.167%
600 Travis
Suite 2340
Houston, Texas 77002-3005
Attention: Doug Whiddon
Telephone: 713-223-7003
Fax:       713-223-7029
-------------------------------------------------------------------------------------------------------
Arab Banking Corporation (B.S.C.)      Co-Agent                   $25,000,000         4.167%
277 Park Avenue
32nd Floor
New York, New York 10172
Attention: Barbara Sanderson
Telephone: 212-583-4752
Fax:       212-583-0921
-------------------------------------------------------------------------------------------------------
Bank of America, N.A.                  Co-Agent                   $25,000,000         4.167%
333 Clay Streete
Suite 550
Houston, Texas 77002
Attention: Ron McKaig
Telephone: 713-651-4881
Fax:       713-651-4807
-------------------------------------------------------------------------------------------------------

                              Schedule I (Page 3)

-------------------------------------------------------------------------------------------------------
                                                                                     REVOLVING CREDIT
  REVOLVING CREDIT LENDER NAME AND                              REVOLVING CREDIT        COMMITMENT
               ADDRESS                           TITLE             COMMITMENT           PERCENTAGE
-------------------------------------------------------------------------------------------------------
Citicorp USA                           Co-Agent                   $25,000,000         4.167%
1200 Smith Street
Suite 2000
Houston, Texas 77002
Attention: Todd J. Mogil
Telephone: 713-654-3559
Fax:       713-654-2849
-------------------------------------------------------------------------------------------------------
KBC Bank N.V.                          Co-Agent                   $25,000,000         4.167%
1349 West Peachtree Street
Suite 1750
Atlanta, Georgia 30309
Attention: Michael Sawicki
Telephone: 404-876-2556
Fax:       404-876-3212
-------------------------------------------------------------------------------------------------------
Mizuho Corporate Bank, Ltd.            Co-Agent                   $25,000,000         4.167%
1221 McKinney
Houston, Texas 77012
Attention: Mark Polasek
Telephone: 713-650-7863
Fax:       713-759-0717
-------------------------------------------------------------------------------------------------------
Natexis Banque Populaires                                         $20,000,000         3.33%
333 Clay Street
Suite 4340
Houston, Texas 77002
Attention: Daniel Payer
Telephone: 713-759-9401
Fax:       713-759-9908

with a copy to:

Natexis Banques Populaires
1251 Avenue of the Americas
34th Floor
New York, New York 10020
Attention:
Telephone:
Fax:
-------------------------------------------------------------------------------------------------------

                              Schedule I (Page 4)

-------------------------------------------------------------------------------------------------------
                                                                                     REVOLVING CREDIT
  REVOLVING CREDIT LENDER NAME AND                              REVOLVING CREDIT        COMMITMENT
               ADDRESS                           TITLE             COMMITMENT           PERCENTAGE
-------------------------------------------------------------------------------------------------------
Wells Fargo Bank Texas, N.A.                                      $20,000,000         3.33%
1000 Louisiana
3rd Floor
Houston, Texas 77002
Attention: Christina Faith
Telephone: 713-319-1370
Fax:       713-739-1087
-------------------------------------------------------------------------------------------------------
Bank One, NA                                                      $15,000,000         2.50%
One Bank One Plaza
Suite IL1-0362
Chicago, Illinois 60670
Attention: Kenneth Fatur
Telephone: 312-732-3117
Fax:       312-732-3055
-------------------------------------------------------------------------------------------------------

                              Schedule I (Page 5)

-------------------------------------------------------------------------------------------------------
                                                                                     REVOLVING CREDIT
  REVOLVING CREDIT LENDER NAME AND                              REVOLVING CREDIT        COMMITMENT
               ADDRESS                           TITLE             COMMITMENT           PERCENTAGE
-------------------------------------------------------------------------------------------------------
Credit Suisse First Boston                                        $15,000,000         2.50%
11 Madison Avenue
5th Floor
New York, New York 10010
Attention: James Moran
Telephone: 212-325-9176
Fax:       212-325-1878
-------------------------------------------------------------------------------------------------------
Royal Bank of Canada                                              $15,000,000         2.50%
New York Branch
One Liberty Plaza, 3rd Floor
New York, New York 10006-1404
Attention:  Manager, Loans
Administration
Telephone:  212-428-6338
Fax:        212-428-2372

With copies to:

2800 Post Oak Boulevard
Suite 5700
Houston, Texas 77056
Attention: Tom Oberaigner
Telephone: 713-403-5678
Fax:       713-403-5624
-------------------------------------------------------------------------------------------------------
RZB Finance LLC                                                   $15,000,000         2.50%
1133 Avenue of the Americas
16th Floor
New York, New York 10036
-------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia                                           $15,000,000         2.50%
1100 Louisiana
Suite 3000
Houston, Texas 77002
Attention: Todd Mogil
Telephone: 713-759-3445
Fax:       713-752-2425
-------------------------------------------------------------------------------------------------------
Total                                                             $600,000,000        100%
-------------------------------------------------------------------------------------------------------

                              Schedule I (Page 6)

         2. Initial Term Loan Lenders, Initial Term Loan Commitments and Term Loan Commitment Percentages (as to Initial Term Loans)

--------------------------------------------------------------------------------------
                                               INITIAL TERM      TERM LOAN COMMITMENT
  INITIAL TERM LOAN LENDER NAME                    LOAN            PERCENTAGE (AS TO
           AND ADDRESS                          COMMITMENT        INITIAL TERM LOANS)
--------------------------------------------------------------------------------------
JPMorgan Chase Bank                             $68,000,000           42.50%

270 Park Avenue, 21st Floor
New York, New York  10017
Attention: Steven G. Wood, Vice President
Telephone: 212-270-7056
Fax:       212-270-3897

with a copy to:

J.P. Morgan Securities Inc.
707 Travis, 8-CBBN-96
Houston, TX 77002
Attention: Lee Beckelman
Telephone: 713-216-4913
Fax:       713-216-2339
--------------------------------------------------------------------------------------
Fortis Capital Corp.                            $25,000,000           15.625%
100 Crescent Court
Suite 1750
Dallas, Texas 75201
Attention: Darrell Holley
Telephone: 214-754-0009
Fax:       214-754-5981
--------------------------------------------------------------------------------------
General Electric Capital Corporation            $25,000,000           15.625%
401 Merritt Seven
Norwalk, Connecticut 06856
Attention: James Kopack
Telephone: 203-229-1865
Fax:       203-229-1955
--------------------------------------------------------------------------------------
SunTrust Bank                                   $25,000,000           15.625%
303 Peachtree Street N.E.
3rd Floor, MC 1929
Atlanta, Georgia 30308
Attention: Steve Newby
Telephone: 404-658-4916
Fax:       404-827-6270
--------------------------------------------------------------------------------------

                              Schedule I (Page 7)

--------------------------------------------------------------------------------------
                                               INITIAL TERM      TERM LOAN COMMITMENT
  INITIAL TERM LOAN LENDER NAME                    LOAN            PERCENTAGE (AS TO
           AND ADDRESS                          COMMITMENT        INITIAL TERM LOANS)
--------------------------------------------------------------------------------------
Bank of Scotland                                $10,000,000           6.25%
1021 Main Street, Suite 1370
Houston, Texas 77002
Attention:  Byron L. Cooley
Telephone: 713-650-0036
Fax:       713-651-9714
--------------------------------------------------------------------------------------
Southwest Bank of Texas N.A.                    $7,000,000            4.375%
4400 Post Oak Parkway
Suite 400
Houston, Texas 77027
Attention: Bryan Chapman
Telephone: 713-232-2026
Fax:       713-232-1357
--------------------------------------------------------------------------------------
Total                                           $160,000,000          100.00%
--------------------------------------------------------------------------------------




                              Schedule I (Page 8)

                                     ANNEX I

-------------------------------------------------------------------------------------------------------------------
                                                 LEVERAGE RATIO IS LESS THAN 3.0     LEVERAGE RATIO IS LESS THAN
                    LEVERAGE RATIO IS                TO 1.0 AND EQUAL TO OR          4.0  TO 1.0 and EQUAL TO OR
                  LESS THAN 2.0 TO 1.0              GREATER THAN 2.0 TO 1.0             GREATER THAN 3.0 TO 1.0
-------------------------------------------------------------------------------------------------------------------
RATING          Applicable       Applicable       Applicable       Applicable       Applicable       Applicable
LEVELS*         Margin for       Margin for       Margin for       Margin for       Margin for       Margin for
                REVOLVING        REVOLVING        REVOLVING        REVOLVING        REVOLVING        REVOLVING
                CREDIT           CREDIT           CREDIT           CREDIT           CREDIT           CREDIT
                EURODOLLAR       ALTERNATE        EURODOLLAR       ALTERNATE        EURODOLLAR       ALTERNATE
                LOANS** (per     BASE RATE        LOANS (per       BASE RATE        LOANS (per       BASE RATE
                annum):          LOANS (per       annum):          LOANS(per        annum):          LOANS (per
                                 annum):                           annum):                           annum):
-------------------------------------------------------------------------------------------------------------------
RATING
LEVEL I:          0.875%             0.0%            1.00%             0.0%            1.12%            0.12%

-------------------------------------------------------------------------------------------------------------------
RATING
LEVEL II:          1.25%            0.25%           1.375%           0.375%            1.50%            0.50%
-------------------------------------------------------------------------------------------------------------------
RATING
LEVEL III:        1.375%           0.375%            1.50%            0.50%            1.75%            0.75%
-------------------------------------------------------------------------------------------------------------------
RATING
LEVEL IV:          1.50%            0.50%            1.75%            0.75%            2.00%            1.00%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                     LEVERAGE RATIO
                 IS EQUAL TO OR GREATER
                    THAN  4.0 TO 1.0
-------------------------------------------------------------------
RATING          Applicable       Applicable      Applicable
LEVELS*         Margin for       Margin for      Margin for the
                REVOLVING        REVOLVING       COMMITMENT
                CREDIT           CREDIT          Fee*** (per
                EURODOLLAR       ALTERNATE       annum):
                LOANS (per       BASE RATE
                annum):          LOANS (per
                                 annum):
-------------------------------------------------------------------
RATING
LEVEL I:           1.25%           0.25%             0.25%

-------------------------------------------------------------------
RATING
LEVEL II:          1.75%           0.75%            0.375%
-------------------------------------------------------------------
RATING
LEVEL III:         2.00%           1.00%             0.50%
-------------------------------------------------------------------
RATING
LEVEL IV:          2.50%           1.50%             0.50%
-------------------------------------------------------------------

* Rating Levels are described below (the relevant Rating Level is determined by the higher of the S&P and Moody's ratings):

Rating Level I:     If the Borrower's senior, long-term unsecured debt is rated equal to or greater than BBB- by S&P or Baa3 by Moody's;

Rating Level II:    If the Borrower's senior, long-term unsecured debt is rated equal to BB+ by S&P or Ba1 by Moody's but less than Rating
                    Level I;

Rating Level III:   If the Borrower's senior, long-term unsecured debt is rated equal to BB by S&P or Ba2 by Moody's but less than Rating
                    Levels I and II; and

Rating Level IV:    If the Borrower's senior, long-term unsecured debt is rated equal to or less than BB- by S&P or Ba3 by Moody's.

**   For purposes of determining the Applicable Margin for any Revolving Credit
Eurodollar Loan the Rating Level shall be determined as of the first day of the applicable Interest Period for such Loan.

***   For purposes of determining the Applicable Margin for the Commitment Fee, the Rating Level for each calendar quarter shall be determined as of the first day of such quarter.


                         Annex I to Schedule I (Page 1)

                                  SCHEDULE 5.1

                             GUARANTEE OBLIGATIONS,
                     CONTINGENT LIABILITIES AND DISPOSITIONS

1.    Guarantee Obligations and Contingent Liabilities:

      1.1   Clawbacks

      The Borrower is party to a sponsor agreement under the terms of the Deepwater Gateway, L.L.C. Credit Agreement, as amended, restated or otherwise modified through the date of this Agreement. The Borrower's obligations under such agreement are capped at $30.0 million.

      The Borrower is party to a sponsor agreement under the Poseidon Oil Pipeline Company, L.L.C. Credit Agreement, as amended, restated or otherwise modified through the date of this Agreement pursuant to which the Borrower guarantees the performance of Poseidon Pipeline Company L.L.C.'s obligations under the limited liability company agreement of Poseidon Oil Pipeline Company, L.L.C.

2.    Dispositions or Acquisitions of Business Properties since June 30, 2002:
      None




                              Schedule 5.1 (Page 2)

                                  SCHEDULE 5.6

                               MATERIAL LITIGATION

         In 1997, the Borrower, along with several subsidiaries of El Paso Corporation, were named defendants in actions brought by Jack Grynberg on behalf of the U.S. Government under the False Claims Act. Generally, these complaints allege an industry-wide conspiracy to under report the heating value as well as the volumes of the natural gas produced from federal and Native American lands, which deprived the U.S. Government of royalties. These matters have been consolidated for pretrial purposes (In re: Natural Gas Royalties Qui Tam Litigation, U.S. District Court for the District of Wyoming, filed June 1997). In May 2001, the court denied the defendants' motions to dismiss.

         The Borrower has also been named a defendant in Quinque Operating Company, et al v. Gas Pipelines and Their Predecessors, et al, filed in 1999 in the District Court of Stevens County, Kansas. This class action complaint alleges that the defendants mismeasured natural gas volumes and heating content of natural gas on non-federal and non-Native American lands. The Quinque complaint was transferred to the same court handling the Grynberg complaint and has now been sent back to Kansas State Court for further proceedings. A motion to dismiss this case is pending.

         Under the terms of the Borrower's agreement to acquire the EPNHC assets, subsidiaries of El Paso Corporation have agreed to indemnify the Borrower against all obligations related to existing legal matters at the acquisition date, including the legal matters involving Leapartners, L.P., City of Edinburg (the "City") and Houston Pipe Line Company LP discussed below.

         During 2000, Leapartners, L.P. filed a suit against an affiliate of El Paso Corporation and others in the District Court of Loving County, Texas, alleging a breach of contract to gather and process gas in areas of western Texas related to an asset now owned by EPNHC. In May 2001, the court ruled in favor of Leapartners, L.P. and entered a judgment against El Paso Field Services, L.P. of approximately $10 million. El Paso Field Services, L.P. has filed an appeal with the Eighth Court of Appeals in El Paso, Texas.

         Also, EPGT Texas Pipeline, now owned by EPNHC, is involved in litigation with the City concerning the City's claim that EPGT Texas Pipeline was required to pay pipeline franchise fees under a contract the City had with Rio Grande Valley Gas Company, which was previously owned by EPGT Texas Pipeline and is now owned by Southern Union Gas Company ("Southern Union"). An adverse judgment against Southern Union and EPGT Texas Pipeline was rendered in December 1998 and upheld for breach of contract, holding both EPGT Texas Pipeline and Southern Union jointly and severally liable to the City for approximately $4.7 million. The judgment relies on the single business enterprise doctrine to impose contractual obligations on EPGT Texas Pipeline and Southern Union's entities that were not parties to the contract with the City. EPGT Texas Pipeline has appealed this case to the Texas Supreme Court seeking reversal of the judgment rendered against EPGT Texas Pipeline. The City seeks a remand to the trial court of its claim of tortious interference against EPGT Texas Pipeline. The briefing before the Texas Supreme Court is complete.

                             Schedule 5.6 (Page 1)

         In December 2000, a 30-inch natural gas pipeline jointly owned now by EPNHC and Houston Pipe Line Company LP ruptured in Mont Belvieu, Texas, near Baytown, resulting in substantial property damage and minor physical injury. EPNHC is the operator of the pipeline. Lawsuits have been filed in state district court in Chambers County, Texas. An additional landowner has intervened in the Chambers County suits, as well as the homeowners' insurers. The suits seek recovery for physical pain and suffering, mental anguish, physical impairment, medical expenses, and property damage. Houston Pipe Line Company LP has been added as an additional defendant. In accordance with the terms of the operating agreement, EPNHC has agreed to assume the defense of and to indemnify Houston Pipe Line Company LP in the litigated cases. Discovery is proceeding and trial is set for November 2002. As discussed above, any obligation to Houston Pipe Line Company LP incurred by EPNHC is indemnified by subsidiaries of El Paso Corporation.



                             Schedule 5.6 (Page 2)

                                  SCHEDULE 5.15

                         SUBSIDIARIES AND JOINT VENTURES


Subsidiaries (all owned 100%) unless otherwise noted:

(All Delaware limited liability companies and limited partnerships unless otherwise noted)

      1.       Argo, L.L.C.
      2.       Argo I, L.L.C.
      3.       Argo II, L.L.C.
      4.       Arizona Gas Storage, L.L.C. (60.00%)
      5.       Crystal Holding, L.L.C.
      6.       Delos Offshore Company, L.L.C.
      7.       East Breaks Gathering Company L.L.C.
      8.       El Paso Energy Intrastate, L.P.
      9.       El Paso Energy Partners Finance Corporation (Co-Borrower)
      10.      El Paso Energy Partners Deepwater, L.L.C.
      11.      El Paso Energy Partners Operating Company, L.L.C.
      12.      El Paso Energy Partners Oil Transport, L.L.C.
      13.      El Paso Energy Warwink I Company, L.P.
      14.      El Paso Energy Warwink II Company, L.P.
      15.      El Paso Hub Services Company, L.L.C.
      16.      El Paso Indian Basin, L.P.
      17.      El Paso Offshore Gathering & Transmission, L.P.
      18.      EPGT Texas Pipeline, L.P.
      19.      EPN Arizona Gas, L.L.C.
      20.      EPN Gathering and Treating Company, L.P.
      21.      EPN Gathering and Treating GP Holding, L.L.C.
      22.      EPN GP Holding, L.L.C.
      23.      EPN GP Holding I, L.L.C.
      24.      EPN Holding Company, L.P.
      25.      EPN Holding Company I, L.P.
      26.      EPN NGL Storage, L.L.C.
      27.      EPN Pipeline GP Holding, L.L.C.
      28.      First Reserve Gas, L.L.C.
      29.      Flextrend Development Company, L.L.C.
      30.      Green Canyon Pipe Line Company, L.P.
      31.      Hattiesburg Industrial Gas Sales, L.L.C.
      32.      Hattiesburg Gas Storage Company, a Delaware general partnership
      33.      High Island Offshore System, L.L.C.
      34.      Manta Ray Gathering Company, L.L.C.
      35.      Matagorda Island Area Gathering System, a Texas joint venture
               (83.00%)
      36.      Petal Gas Storage, L.L.C.
      37.      Poseidon Pipeline Company, L.L.C.

                             Schedule 5.15 (Page 1)

      38.      Chaco Liquids Plant Trust, a Massachusetts business trust
      39.      VK Deepwater Gathering Company, L.L.C.
      40.      VK-Main Pass Gathering Company, L.L.C.
      41. Warwink Gathering and Treating Company, a Texas general partnership

Joint Ventures:

---------------------------------------------------------------------------------------------
  1.       Atlantis Offshore, L.L.C.                                                 50.00%
---------------------------------------------------------------------------------------------
  2.       Copper Eagle Gas Storage, L.L.C.                                          50.00%
---------------------------------------------------------------------------------------------
  3.       Poseidon Oil Pipeline Company, L.L.C.                                     36.00%
---------------------------------------------------------------------------------------------
  4.       Deepwater Gateway, L.L.C.                                                 50.00%
---------------------------------------------------------------------------------------------






                             Schedule 5.15 (Page 2)

                                  SCHEDULE 5.17

                              ENVIRONMENTAL MATTERS

1. Mercury contamination has been identified along the PG&E/GTT Pipeline system (which now comprises a part of the EPGT Pipeline system) where mercury meters are located or were previously located.

2. El Paso Corporation commissioned Montgomery Watson Harza in 2001 to perform an evaluation of the GTT Pipeline System to evaluate potential environmental issues and liabilities associated with 18 gas treatment/processing/storage facilities and 92 compressor stations within the GTT Pipeline System.

3. El Paso Corporation commissioned The IT Group in 2001 to perform a pilot study within the GTT Pipeline System to identify and assess remediation issues associated with mercury-containing manometers used on the GTT pipeline system.



                             Schedule 5.17 (Page 1)

                                   EXHIBIT A-1

                                     FORM OF
                              REVOLVING CREDIT NOTE


$_________                                                    New York, New York
                                                                October 10, 2002

                  FOR VALUE RECEIVED, the undersigned, EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower") and EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of _____ (the "Lender") at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _________ ($_______), and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement hereinafter referred to, on the Revolving Credit Termination Date (as defined in the Credit Agreement) such principal to be paid on the date and in the amounts set forth in Section 2.2 of the Credit Agreement and on such other dates and in such other amounts set forth in the Credit Agreement.

                  Each of the undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum set forth in Section 4.4 of the Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in subsection 4.4(c) of said Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date commencing on the first such date to occur after the date hereof, provided that interest accruing pursuant to subsection 4.4(c) of the Credit Agreement shall be payable on demand. In no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

                  The holder of this Note is authorized to record the date, type and amount of each Revolving Credit Loan made by the Lender pursuant to Section
2.1 of said Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another type, the date and amount of each payment or prepayment of principal with respect thereto, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the information recorded in the absence of manifest error; provided that failure by the Lender to make any such recordation on this Note shall not affect the obligations of the Borrower under this Note or said Credit Agreement.

                              Exhibit A-1 (Page 1)

                  This Note is one of the Revolving Credit Notes referred to in the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended (the "Existing Credit Agreement"), as amended and restated through October 10, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Co-Borrower, the Lender, the other financial institutions parties thereto and JPMorgan Chase Bank, as Administrative Agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in said Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  This Note and the other Revolving Credit Notes are given in replacement and substitution for, but not payment or satisfaction of, certain revolving credit notes previously issued under the Credit Agreement. The indebtedness evidenced by such other revolving credit notes is continued in full force and effect hereunder.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  This Note evidences existing indebtedness under the Existing Credit Agreement (and its predecessors) and does not constitute payment of such indebtedness, and such indebtedness continues in full force and effect, as amended and restated in the Credit Agreement.

                                      EL PASO ENERGY PARTNERS, L.P.



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                      EL PASO ENERGY PARTNERS FINANCE
                                      CORPORATION



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------





                              Exhibit A-1 (Page 2)

                       SCHEDULE A TO REVOLVING CREDIT NOTE

 EURODOLLAR LOANS AND CONVERSIONS AND PAYMENTS WITH RESPECT TO EURODOLLAR LOANS


            Amount of
            Eurodollar Loans                     Amount of                           Unpaid
            Made or            Interest Period   Eurodollar Loans                    Principal
            Converted from     and Eurodollar    Paid or Converted                   Balance of
            Alternate Base     Rate with         into Alternate      Distribution    Eurodollar    Notation
Date        Rate Loans         Respect Thereto   Base Rate Loans     Loan (Yes/No)   Loans         Made By
----        ----------         ---------------   ---------------     -------------   -----         -------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------



                  Schedule A to Revolving Credit Note (Page 1)

                       SCHEDULE B TO REVOLVING CREDIT NOTE

             ALTERNATE BASE RATE LOANS AND CONVERSIONS AND PAYMENTS
                    WITH RESPECT TO ALTERNATE BASE RATE LOANS


            Amount of
            Alternate Base     Amount of
            Rate Loans Made    Alternate Base                          Unpaid Principal
            or Converted       Rate Loans Paid                         Balance of
            from Eurodollar    or Converted into   Distribution        Alternate Base
Date        Loans              Eurodollar Loans    Loan (Yes/No)       Rate Loans           Notation Made By
----        -----              ----------------    ----------          ----------           ----------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------

                  Schedule B to Revolving Credit Note (Page 1)

                                   EXHIBIT A-2

                         FORM OF INITIAL TERM LOAN NOTE


$_________                                                   New York, New York
                                                               October 10, 2002

                  FOR VALUE RECEIVED, the undersigned, EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower") and EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of _____ (the "Lender") at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of _________ ($_______), in installments on the dates and in the principal amounts provided in Section 2.2 of the Credit Agreement hereinafter referred to, and on such other dates and in such other amounts set forth in the Credit Agreement.

                  Each of the undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum set forth in Section 4.4 of the Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in subsection 4.4(c) of said Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date commencing on the first such date to occur after the date hereof, provided that interest accruing pursuant to subsection 4.4(c) of the Credit Agreement shall be payable on demand. In no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

                  The holder of this Note is authorized to record the date, type and amount of each Initial Term Loan made by the Lender pursuant to Section 2.1 of said Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another type, the date and amount of each payment or prepayment of principal with respect thereto, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the information recorded in the absence of manifest error; provided that failure by the Lender to make any such recordation on this Note shall not affect the obligations of the Borrower under this Note or said Credit Agreement.

                  This Note is one of the Initial Term Loan Notes referred to in the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through October 10, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Co-Borrower, the Lender, the other financial institutions parties thereto and JPMorgan Chase Bank, as Administrative Agent, is entitled to the


                              Exhibit A-2 (Page 1)
benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in said Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                       EL PASO ENERGY PARTNERS, L.P.



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       EL PASO ENERGY PARTNERS FINANCE
                                       CORPORATION



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------







                              Exhibit A-2 (Page 2)

                      SCHEDULE A TO INITIAL TERM LOAN NOTE

                      EURODOLLAR LOANS AND CONVERSIONS AND
                    PAYMENTS WITH RESPECT TO EURODOLLAR LOANS

            Amount of
            Eurodollar Loans                     Amount of                           Unpaid
            Made or            Interest Period   Eurodollar Loans                    Principal
            Converted from     and Eurodollar    Paid or Converted                   Balance of
            Alternate Base     Rate with         into Alternate      Distribution    Eurodollar    Notation
Date        Rate Loans         Respect Thereto   Base Rate Loans     Loan (Yes/No)   Loans         Made By
----        ----------         ---------------   ---------------     -------------   -----         -------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------



                 Schedule A to Initial Term Loan Note (Page 1)

                      SCHEDULE B TO INITIAL TERM LOAN NOTE

             ALTERNATE BASE RATE LOANS AND CONVERSIONS AND PAYMENTS
                    WITH RESPECT TO ALTERNATE BASE RATE LOANS


            Amount of
            Alternate Base     Amount of
            Rate Loans Made    Alternate Base                          Unpaid Principal
            or Converted       Rate Loans Paid                         Balance of
            from Eurodollar    or Converted into   Distribution        Alternate Base
Date        Loans              Eurodollar Loans    Loan (Yes/No)       Rate Loans           Notation Made By
----        -----              ----------------    ----------          ----------           ----------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------
-----       ---------          ----------          ----------          ----------           ------------------



                 Schedule B to Initial Term Loan Note (Page 1)

                                   EXHIBIT A-3

                        FORM OF ADDITIONAL TERM LOAN NOTE


$_________                                                  New York, New York
                                                            ___________, 200__

                  FOR VALUE RECEIVED, the undersigned, EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower") and EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of _____ (the "Lender") at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of _________ ($_______), in installments on the dates and in the principal amounts provided in the that certain Term Loan Supplement dated ______________, 200__ by and among the Borrower, Co-Borrower, the Administrative Agent and the Additional Term Loan Lenders party thereto (the "Term Loan Supplement"), and on such other dates and in such other amounts set forth in the Credit Agreement hereinafter referred to.

                  Each of the undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum set forth in Section 4.4 of the Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in subsection 4.4(c) of said Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date commencing on the first such date to occur after the date hereof, provided that interest accruing pursuant to subsection 4.4(c) of the Credit Agreement shall be payable on demand. In no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

                  The holder of this Note is authorized to record the date, type and amount of each Additional Term Loan made by the Lender pursuant to Section
2.1 of said Credit Agreement and the Term Loan Supplement, each continuation thereof, each conversion of all or a portion thereof to another type, the date and amount of each payment or prepayment of principal with respect thereto, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the information recorded in the absence of manifest error; provided that failure by the Lender to make any such recordation on this Note shall not affect the obligations of the Borrower under this Note, the Term Loan Supplement or said Credit Agreement.

                  This Note is one of the Additional Term Loan Notes referred to in the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated


                              Exhibit A-3 (Page 1)
through October 10, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Co-Borrower, the Lender, the other financial institutions parties thereto and JPMorgan Chase Bank, as Administrative Agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in said Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                        EL PASO ENERGY PARTNERS, L.P.



                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        EL PASO ENERGY PARTNERS FINANCE
                                        CORPORATION



                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------



                              Exhibit A-3 (Page 2)

                     SCHEDULE A TO ADDITIONAL TERM LOAN NOTE

                      EURODOLLAR LOANS AND CONVERSIONS AND
                    PAYMENTS WITH RESPECT TO EURODOLLAR LOANS

            Amount of
            Eurodollar Loans                     Amount of                           Unpaid
            Made or            Interest Period   Eurodollar Loans                    Principal
            Converted from     and Eurodollar    Paid or Converted                   Balance of
            Alternate Base     Rate with         into Alternate      Distribution    Eurodollar    Notation
Date        Rate Loans         Respect Thereto   Base Rate Loans     Loan (Yes/No)   Loans         Made By
----        ----------         ---------------   ---------------     -------------   -----         -------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------
-----       ---------          ----------        ----------          ----------      ----------    ----------



                Schedule A to Additional Term Loan Note (Page 1)

                     SCHEDULE B TO ADDITIONAL TERM LOAN NOTE

             ALTERNATE BASE RATE LOANS AND CONVERSIONS AND PAYMENTS
                    WITH RESPECT TO ALTERNATE BASE RATE LOANS


            Amount of
            Alternate Base     Amount of
            Rate Loans Made    Alternate Base                        Unpaid Principal
            or Converted       Rate Loans Paid                       Balance of
            from Eurodollar    or Converted into  Distribution       Alternate Base
Date        Loans              Eurodollar Loans   Loan (Yes/No)      Rate Loans           Notation Made By
----        -----              ----------------   -------------      ----------           ----------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------
-----       ---------          ----------        ----------          ----------           ------------------



                Schedule B to Additional Term Loan Note (Page 1)

                                    EXHIBIT B

                          [FORM OF TERM LOAN ADDENDUM]


         Pursuant to subsection 2.1(c) of the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through October 10, 2002 (the "Credit Agreement"), among El Paso Energy Partners, L.P., a Delaware limited partnership (the "Borrower"), El Paso Energy Partners Finance Corporation, a Delaware corporation (the "Co-Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), the undersigned hereby execute this Term Loan Addendum dated as of ____________, 200_ (this "Addendum"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         In consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. Subject to the terms and conditions hereof and in the Credit Agreement, each Additional Term Loan Lender party to this Addendum agrees to make, on the Additional Term Loan Closing Date, term loans (the "Series [___] Additional Term Loans") to the Borrower in an aggregate principal amount not to exceed such Lender's Additional Term Loan Commitment set forth on Schedule I attached hereto under the heading "Additional Term Loan Commitment". Once repaid, the Series [___] Additional Term Loans may not be reborrowed.

         2. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Additional Term Loan Lender party to this Addendum (a) [Insert repayment terms] and (b) the then unpaid principal amount of each Series [____] Additional Term Loan on the Additional Term Loan Maturity Date (as defined below).

         3. The "Applicable Margin" for the Series [___] Additional Term Loans shall be [Insert pricing terms].

         4. The "Additional Term Loan Maturity Date" for the Series [___] Additional Term Loans shall be [Insert maturity date].

         5. The "Additional Term Loan Closing Date" for the Series [____] Additional Term Loans shall be the date on which the conditions set forth in
Section 6.4 of the Credit Agreement are first satisfied or waived in respect of the Series ___ Additional Term Loans, which shall occur on or prior to ___________, 200__.

         6. Each Additional Term Loan Lender party to this Addendum hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement, and agrees, effective as of the Additional Term Loan Closing Date, to:

                  (a) join the Credit Agreement as an Additional Term Loan Lender thereunder;

                            Exhibit B (Page 1)

                  (b) be bound by all the terms in the Credit Agreement, other Loan Documents existing as of the date hereof and any other Loan Document to which it is a party; and

                  (c) perform all obligations required of it by the Credit Agreement and any other Loan Document to which it is a party, including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 4.10 of the Credit Agreement to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

         7. Subject to Article X of the Credit Agreement, each Additional Term Loan Lender party to this Addendum hereby irrevocably designates and appoints JPMorgan as the Administrative Agent of such Lender under the Credit Agreement, this Addendum and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of the Credit Agreement, this Addendum and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Agreement, this Addendum and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

         8. Subject to Article XII of the Credit Agreement, each Additional Term Loan Lender party to this Addendum hereby irrevocably designates and appoints JPMorgan as the Collateral Agent of such Lender under the Credit Agreement, this Addendum and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Collateral Agent for such Lender, to take such action on its behalf under the provisions of the Credit Agreement, this Addendum and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Credit Agreement, this Addendum and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

         9. Each Additional Term Loan Lender party to this Addendum hereby consents and agrees (i) to the provisions of the Intercreditor Agreement, including the indemnity provisions set forth in [Section 5] thereof and (ii) that the address for notices under Section 11.1 of the Credit Agreement to such Additional Term Loan Lender is specified in Schedule I attached hereto.

         10. THIS ADDENDUM AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. This Addendum may be executed by one or more of the parties to this Addendum on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Addendum signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                            Exhibit B (Page 2)

         IN WITNESS WHEREOF, the undersigned has executed this Addendum as of the ___th day of _________, 200_.

                                           BORROWER:

                                           EL PASO ENERGY PARTNERS, L.P.



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                           CO-BORROWER:

                                           EL PASO ENERGY PARTNERS FINANCE
                                           CORPORATION



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           ADMINISTRATIVE AGENT:

                                           JPMorgan Chase Bank,
                                           as Administrative Agent



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                           ADDITIONAL TERM LOAN LENDERS:



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                               Exhibit B (Page 3)

                                           ADDITIONAL TERM LOAN LENDERS:



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                           ADDITIONAL TERM LOAN LENDERS:



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                           ADDITIONAL TERM LOAN LENDERS:



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------




                               Exhibit B (Page 4)

                        SCHEDULE I TO TERM LOAN ADDENDUM
                      FOR SERIES [__] ADDITIONAL TERM LOANS

       ADDITIONAL TERM LOAN LENDERS, ADDITIONAL TERM LOAN COMMITMENTS AND
                        TERM LOAN COMMITMENT PERCENTAGES

-----------------------------------------------------------------------------------------------------------------
  ADDITIONAL TERM LOAN LENDER NAME AND            TITLE           ADDITIONAL TERM         TERM LOAN COMMITMENT
           ADDRESS FOR NOTICES                                    LOAN COMMITMENT              PERCENTAGE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


                   Schedule I to Term Loan Addendum (Page 1)

                                    EXHIBIT L

                         [FORM OF BORROWING CERTIFICATE]


                  Pursuant to subsection 6.3(e) of the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through October 10, 2002 (the "Credit Agreement"), among El Paso Energy Partners, L.P., a Delaware limited partnership (the "Borrower"), El Paso Energy Partners Finance Corporation, a Delaware corporation (the "Co-Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), the undersigned hereby certifies as follows:

                  1. The representations and warranties made by the Borrower in or pursuant to each of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof and after giving effect to the Loans requested to be made pursuant to the Credit Agreement (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

                  2. Immediately prior to and immediately after the making of the Loans requested to be made pursuant to the Agreement on the date hereof, no Default or Event of Default will have occurred and will be continuing under the Credit Agreement.

                  3. At the time of and immediately after the making of any [Initial Term Loan] [Additional Term Loan] requested to be made pursuant to the Agreement on the date hereof, (i) the ratio of (A) Consolidated Total Senior Indebtedness at such date to (B) the Consolidated EBITDA for the most recent Calculation Period shall not exceed 3.25 to 1.0 and (ii) the ratio of (X) Consolidated Total Indebtedness at such date to (Y) the Consolidated EBITDA for the most recent Calculation Period shall not exceed 5.0 to 1.0; provided, however, that the foregoing certification contained in this paragraph 3 is made by the Borrower in good faith based upon assumptions believed by the Borrower to be reasonable.

                  4. [Immediately after the making of any Additional Term Loan requested to be made pursuant to the Agreement on the date hereof, the aggregate principal amount of all outstanding Additional Term Loans does not exceed an amount equal to $500,000,000 less, as of the time of such determination, the aggregate outstanding principal amount of (x) the Initial Term Loans and (y) the EPNHC term loans owed to the EPNHC Lenders pursuant to the EPNHC Credit Agreement.]

         Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                               Exhibit L (Page 1)

                  IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___th day of _________, 2002.

                                         EL PASO ENERGY PARTNERS, L.P.

                                         By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                         EL PASO ENERGY PARTNERS FINANCE
                                         CORPORATION

                                         By:
                                            ------------------------------------
                                               Name:
                                               Title:




                               Exhibit L (Page 2)

                                    EXHIBIT M

                        FORM OF ASSIGNMENT AND ACCEPTANCE


     Reference is made to the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through October 10, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among El Paso Energy Partners, L.P. , a Delaware limited partnership (the "Borrower"), El Paso Energy Partners Finance Corporation, a Delaware corporation (the "Co-Borrower"), the Lenders named therein and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meanings.

         _________ (the "Assignor") and _________ (the "Assignee") agree as follows:

         (a) The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a ___% interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to the credit facility contained in the Credit Agreement as are set forth on Schedule 1 in a principal amount as set forth on Schedule 1.

         (b) The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest conveyed and it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (iii) attaches the Note(s) held by it evidencing the Assigned Interest and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes payable to the Assignor and (if the Assignor has retained any interest in the Credit Agreement) a new Note or Notes payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         (c) The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other

                               Exhibit M (Page 1)

Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 4.10 of the Credit Agreement to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; and (vi) agrees that the address for notices pursuant to
Section 11.2 of the Credit Agreement to the Assignee is set forth on Schedule I.

         (d) The effective date of this Assignment and Acceptance shall be _________, _____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to subsection 11.6(f) of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

         (e) Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         (f) From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         (g) This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                               Exhibit M (Page 2)

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                               Exhibit M (Page 3)

                                   Schedule 1
                                       to
                            Assignment and Acceptance
          relating to the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and
                       restated through October 10, 2002,
                      among El Paso Energy Partners, L.P.,
                  El Paso Energy Partners Finance Corporation,
                         the Lenders named therein, and
      JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent")


Name of Assignor:

Name of Assignee:

Effective Date of Assignment:


Principal Amount of Revolving Loan Assigned:

Principal Amount of Initial Term Loan Assigned:

Principal Amount of Series [___] Additional Term Loan Assigned:

Revolving Credit Commitment Percentage Assigned: [(to at least fifteen decimals) (shown as a percentage of aggregate principal amount of all Lenders)]

Address for Notice to Assignee:


Accepted:
---------

JP Morgan Chase Bank, as Administrative
Agent                                         [ASSIGNEE]

By:                                           By:
   -------------------------------               -------------------------------
    Name:                                         Name:
    Title:                                        Title:


                                              [ASSIGNOR]


                                              By:
                                                 -------------------------------
                                                  Name:
                                                  Title:




                           Exhibit M (Schedule 1) - 1

Consented To:
-------------

By:
   -------------------------------
    Name:
    Title:









                           Exhibit M (Schedule 1) - 2

                                                                       EXHIBIT N

                      Environmental Compliance Certificate

          The undersigned, being the Chief Executive Officer or the Chief Financial Officer of El Paso Energy Partners, L.P. (the "Borrower"), pursuant to subsection 7.2(i) of the Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended restated through October 10, 2002, among the Borrower, El Paso Energy Partners Finance Corporation (the "Co-Borrower"), and JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), and the banks and other financial institutions which are parties thereto (the "Lenders") (such Credit Agreement, as the same may from time to time be amended, supplemented or otherwise modified, is referred to herein as the "Credit Agreement"), after due inquiry and consultation with the senior operating officers of the Borrower, does hereby certify as of the date hereof to the Lenders as follows:

     1. For the fiscal year ending immediately prior to the date hereof, except as set forth in Schedule I attached hereto, the Borrower and its Subsidiaries have complied and are complying with Section 7.8 of the Credit Agreement;

     2. To the best knowledge of the undersigned after due inquiry and except as set forth in Schedule 5.17, the Borrower and its Subsidiaries are in compliance with all applicable Environmental Laws, noncompliance with which could give rise to a liability in a Material Environmental Amount;

     3. The Borrower and its Subsidiaries have taken steps to minimize the generation of potentially harmful effluents;

     4. The Borrower and its Subsidiaries have established a program of conducting an internal audit of each operating facility of the Borrower and its Subsidiaries to identify actual or potential environmental liabilities which could give rise to a liability in a Material Environmental Amount; and

     5. The Borrower and its Subsidiaries have established a program of training their respective employees in issues of environmental, health and safety compliance, and the Borrower and its Subsidiaries have one or more individuals in charge of implementing the training program.



                                 Exhibit N - 1

         For purposes of this Certificate, all capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                                            EL PASO ENERGY PARTNERS, L.P.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

Dated:






                                 Exhibit N - 2

                                                                       EXHIBIT O

                        Description of Chaco Transactions


I.   The Chaco Plant

     The Chaco Plant, the third largest natural gas processing plant in the United States measured by liquids produced, is located in the San Juan Basin in New Mexico. It is capable of processing up to 600 Mmcf/d of natural gas and handling up to 50,000 bbls/d of NGLs. The Chaco Plant is a state of the art cryogenic plant that uses high pressures and extremely low temperatures to remove water, impurities and excess hydrocarbon liquids from the raw natural gas stream and recover ethane as well as propane and the heavier hydrocarbons. The Chaco Plant receives and processes natural gas from the San Juan Gathering System (the "Gathering System"), an over 5,500 mile natural gas gathering system in New Mexico owned and operated by an Affiliate of El Paso Field Services, L.P. ("Field Services").

II.  Current Status of Chaco Plant

         As of October 2001, the Borrower acquired certain interests, indirectly, in the Chaco Plant through the consummation of the following transactions:

     1. Delos Offshore Company, L.L.C. ("Delos"), a Restricted Subsidiary of the Borrower, purchased all of the notes and certificates issued by The Chaco Liquids Plant Trust, a Massachusetts business trust (the "Trust"), to the sale-leaseback lenders in connection with the sale-leaseback financing transaction that Field Services put in place in 1995;

     2. The effect of the purchase of such notes and certificates was that Delos became the beneficiary of the Trust and acquired title to the Chaco Plant subject to the existing lease documents;

     3.   Delos became the agent for the Trust;

     4. El Paso Energy Partners Operating Company, L.L.C., another Restricted Subsidiary of the Borrower, was appointed as trustee of the Trust, replacing State Street Bank and Trust Company;

     5. The Trust was designated as a Restricted Subsidiary of the Borrower which designation was consented by the Lenders pursuant to the First Amendment to the Existing Credit Agreement dated as of October 10, 2001, and is therefore a Subsidiary Guarantor and has pledged its assets as collateral for the Obligations;

     6.   Delos and Field Services entered into a Tolling Agreement under which
          (a) Field Services dedicated all of the natural gas received into the Gathering System to the Chaco Plant for processing (except for certain amounts of natural gas that were previously dedicated to the nearby Conoco/Blanco Plant, and certain other amounts of natural gas that are used for fuel use, farm taps and lift gas, or temporarily offloaded due to capacity restraints on the Gathering System pursuant to terms of existing gathering agreements), (b) Field Services became obligated to attempt to acquire additional processing rights for

                                 Exhibit O - 1
          gas gathered by the Gathering System, and (c) gas delivered to the Chaco Plant by Field Services has a processing priority over other gas; and

     7. Field Services personnel continue to operate and provide other services related to the Chaco Plant.




                                 Exhibit O - 2